As filed with the Securities and Exchange Commission on April 29, 2008

Securities Act Registration No. 333-22467

Investment Company Act File No. 811-08073

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 19

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 20

State Farm Variable Product Trust

(Exact name of Registrant as Specified in Charter)

Three State Farm Plaza, Bloomington, Illinois	61791-0001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (888) 702-2307

Alan Goldberg
Bell Boyd & Lloyd LLP
Michael L. Tipsord	Three First National Plaza
One State Farm Plaza	70 West Madison St., Suite 3300
Bloomington, Illinois 61710-0001	Chicago, Illinois 60602

(Names and addresses of agents for service)

Amending Parts A, B and C, and filing exhibits

It is proposed that this filing will become effective:

☐	Immediately upon pursuant to rule 485(b)

☒	on May 1, 2008 pursuant to rule 485(b)

☐	60 days after filing pursuant to rule 485(a)(1)

☐	on pursuant to rule 485(a)(1)

☐	75 days after filing pursuant to rule 485(a)(2)

☐	on pursuant to rule 485(a)(2)

State Farm Variable Product Trust

•	Money Market Fund
•	Large Cap Equity Index Fund
•	Small Cap Equity Index Fund
•	International Equity Index Fund
•	Large Cap Equity Fund
•	Small/Mid Cap Equity Fund
•	International Equity Fund
•	Bond Fund
•	Stock and Bond Balanced Fund

The Securities and Exchange Commission has not approved or disapproved the shares of the funds or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS—May 1, 2008

2

INTRODUCTION

State Farm Variable Product Trust (the “Trust”) has nine separate investment portfolios or ‘‘Funds.’’ Shares of each Fund are offered exclusively in connection with variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. For information on how to purchase or redeem an interest in one of these policies and for information on the tax consequences of purchasing a policy, see the applicable policy prospectus.

The difference in tax treatment or other considerations may cause the interests of the various policy owners to conflict and the Trust’s Board of Trustees monitors each portfolio for any material conflict and determines what, if any, action may be taken. Each Fund is a separate investment portfolio with its own investment objective, investment policies, restrictions, and attendant risks. This prospectus describes each Fund—please read it and retain it for future reference.

The Funds have different levels of short-term risk—the likely volatility of a Fund’s total return and its potential for gain or loss over a relatively short time period. In the opinion of State Farm Investment Management Corp., the investment adviser to the Funds, the relative short-term risk of each of the Funds is shown on a spectrum like this:

While historical performance is no guarantee of future results, an historical observation has been made that lower short-term risk may lead to lower returns over long time periods. Accordingly, investors should consider their investment time horizon (the length of time that an investor expects to hold an investment) in deciding the amount of short-term risk that they are willing to tolerate. The longer the investors’ time horizon is, the more short-term risk they may be willing to tolerate in seeking to achieve their investment goals.

All risk is not the same.

Different types of mutual funds (for example, stock funds versus bond funds) are subject to different types of risk. Each Fund, to varying degrees, is subject to several types of risk, including the following:

Credit Risk—The risk that the issuer of a security, or a party to a contract, will default or otherwise not honor a financial obligation.

Interest Rate Risk—The risk of a decline in market value of an interest bearing instrument due to changes in interest rates. For example, a rise in interest rates typically will cause the value of a fixed rate security to fall. On the other hand, a decrease in interest rates will cause the value of a fixed rate security to increase.

Liquidity Risk—The risk that a security or other investment may be difficult or impossible to sell at the time the Fund would like to sell it for the value the Fund has placed on it.

Management Risk—The risk that a strategy used by a Fund’s investment adviser may fail to produce the desired result. This risk is common to all mutual funds.

Market Risk—The risk that the market value of a security may increase or decrease, sometimes rapidly and unpredictably. This risk is common to all stocks and bonds and the mutual funds that invest in them.

3

Valuation Risk—The risk that a Fund has valued certain securities at a higher price than it can sell them for. This risk is common where the security is from a relatively new issuer with little or no previous market history and a mutual fund’s management is called upon to assign a value to the security.

The risk spectrum is intended to be used for comparative purposes only and is not an indicator of future volatility or performance.

MONEY MARKET FUND

Investment Objective—The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

Investment Adviser—State Farm Investment Management Corp. (“SFIM”)

INVESTMENT STRATEGIES

How does this Fund pursue its investment objective?

Unlike most other mutual funds, the Money Market Fund seeks to maintain a stable net asset value of $1.00 per share. This Fund invests exclusively in short-term U.S. dollar-denominated money market securities, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as the World Bank.

RISKS

What are the main risks of investing in the Money Market Fund?

Given the types of securities that the Money Market Fund invests in, the level of risk associated with the Money Market Fund is lower than most other types of mutual funds. However, every investment involves some level of risk.

As with any money market mutual fund, the yield paid by the Fund will vary with changes in interest rates. Also, there is a possibility that the Fund’s share value could fall below $1.00, which could reduce the value of your account.

The Fund’s investments in securities issued by U.S. Government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. Government. Furthermore, no assurances can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

An investment in the Money Market Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment by maintaining a stable net asset value of $1.00 per share, the Fund may not succeed and you may still lose money by investing in the Fund.

4

How has the Money Market Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows changes in the Fund’s total returns. The table shows the Fund’s average annual total returns for the periods listed. The bar chart and table do not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If these charges and expenses were included, returns would be lower. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

The Fund’s best and worst quarters during the periods in the bar chart were:

Best quarter: 1.54%,

during the fourth quarter of 2000.

Worst quarter: 0.14%,

during the second quarter of 2004.

The following table shows the average annual total return on an investment in the Fund for the period from the Fund’s inception* to 12/31/2007, for the 5-year period ended 12/31/2007, and for the 1-year period ended 12/31/2007:

*	The Fund commenced operations on 1/29/98.

Money Market Fund
From inception to 12/31/2007	3.43%
5 year	2.71%
1 year	4.77%

The Money Market Fund’s current 7-day yield on December 31, 2007 was 4.0996%.

INVESTOR PROFILE

Who should consider investing in the Money Market Fund?

You May Want to Consider Investing in This Fund If You:

•	require stability of principal

•	are seeking an investment for the cash portion of an asset allocation program

•	are looking for an investment with a lower degree of risk during uncertain economic times or periods of stock market volatility

•	consider yourself a saver rather than an investor

•	are participating in a dollar cost averaging program under your variable universal life insurance or deferred annuity contract

You May Not Want to Invest in This Fund If You:

•	are seeking an investment that is likely to outpace inflation

•	are investing for retirement or other longer term goals

•	are investing for growth or maximum current income

5

EQUITY INDEX FUNDS—

LARGE CAP EQUITY INDEX FUND

SMALL CAP EQUITY INDEX FUND

INTERNATIONAL EQUITY INDEX FUND

The Large Cap, Small Cap, and International Equity Index Funds are equity index Funds that invest mostly in stocks. By investing in a broad range of stocks within a specific index (a “benchmark index”), each of these Funds seeks to match the performance of its benchmark index, whether that index goes up or down.

What Is An Equity Index?

An equity index is an unmanaged group of stocks used to measure and report changes in a particular market. An index may be comprised of many stocks and designed to be representative of the overall market, or made up of a smaller number of stocks and designed to reflect a particular industry or market sector. The composition of an index is determined by the criteria set by the index (i.e., market capitalization) rather than an investment strategy developed by an investment adviser like SFIM. An index is not a mutual fund and you cannot invest in an index. The composition and weighting of securities in an index can, and often does, change.

An investment in an equity index Fund is not a deposit in any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTMENT OBJECTIVES

Large Cap Equity Index Fund—The Large Cap Equity Index Fund seeks to match the performance of the Standard & Poor’s® Composite Index of 500 Stocks® (the “S&P 500”)(1) by investing in the securities that make up the S&P 500. The S&P 500 tracks the common stock performance of 500 large U.S. companies.

Small Cap Equity Index Fund—The Small Cap Equity Index Fund seeks to match the performance of the Russell 2000 Small Stock Index® (the “Russell 2000”)(2). This Fund invests primarily in some of the stocks found in the Russell 2000. The Russell 2000 tracks the common stock performance of about 2,000 small U.S. companies.

(1)	“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Trust. The Large Cap Equity Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund. For more information regarding the S&P 500 Index, see the Trust’s Statement of Additional Information.
(2)	The Russell 2000® Small Stock Index is a trademark/service mark, and Russell™ is a trademark of the Frank Russell Company. The Small Cap Equity Index Fund is not sponsored, endorsed, sold or promoted by, nor in any way affiliated with the Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Small Cap Equity Index Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

6

International Equity Index Fund—The International Equity Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Free Index® (the “EAFE Free”)(3). This Fund invests primarily in some of the stocks found in the EAFE Free. The EAFE Free is a capitalization-weighted index that currently includes stocks of companies located in 16 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore.

The providers of the benchmark indices calculate those indexes without taking the Funds into account, and do not sponsor or endorse the Funds in any way.

Investment Adviser—SFIM

Investment Sub-Adviser—Barclays Global Fund Advisors (“Barclays”)

INVESTMENT STRATEGIES

How do the equity index Funds pursue their respective investment objectives?

Barclays does not manage the equity index Funds according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, Barclays utilizes a “passive” or indexing investment approach for each equity index Fund. As a passive manager, Barclays seeks to achieve investment performance that is similar to a benchmark index. Barclays selects stocks for an equity index Fund’s portfolio so that the investment portfolio of that Fund is as similar as possible to that of its benchmark.

Each equity index Fund attempts to remain as fully invested as practicable in a pool of stocks and other equity securities that comprise the applicable benchmark index in a manner that is expected to approximate the performance of the benchmark index. Under normal operating conditions, each equity index Fund seeks to invest at least 90% of its net assets in stocks that are represented in its benchmark index and will at all times invest a substantial portion of its total assets in such stocks.

RISKS

What are the main risks of investing in an equity index Fund?

Each equity index Fund has risks that are unique to the issuers of the securities in which it invests. The equity index Funds are subject to market risk and there is a risk that you will lose money by investing in these Funds. For a more detailed discussion of the risks associated with each equity index Fund and the portfolio securities of each equity index Fund, please

(3)	The EAFE® Free Index is a trademark, service mark and the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and its affiliates and has been licensed for use by the Trust. The International Equity Index Fund, based on the EAFE Free Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold, or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of Fund shares. The Trust’s Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with the Trust and the Fund.

7

refer to the section entitled “How the Funds Invest—Equity Index Funds” later in this prospectus.

•	Each equity index Fund attempts to match the performance of its respective benchmark index, but there is no guarantee that any of the Funds will be able to do so.

•

Because the Small Cap and International Equity Index Funds do not invest in every security in their benchmark index, the Small Cap and International Equity Index Funds will not track their benchmark indices with the same degree of accuracy as would an investment vehicle that invested in every component security of its benchmark index. To learn more about how the equity index Funds select the stocks in which they invest, please read the section entitled “How the Funds Invest—Equity Index Funds” later in this prospectus.

•

The equity index Funds try to stay fully invested at all times. Even when stock prices are falling, the equity index Funds will stay fully invested and the net asset value for any Fund may decline more than that Fund’s benchmark index.

Are there any specific risks associated with investing in securities of small capitalization issuers?

•

Yes. Small capitalization companies may not have the financial strength to do well in difficult times, or may have limited product lines. The stocks of small issuers are often more volatile than the stocks of large companies.

Do any of the equity index Funds invest in securities issued by foreign companies?

•

Yes. The International Equity Index Fund invests all of its assets in foreign companies, and the Large Cap Equity Index Fund may make foreign investments. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates.

How has the Large Cap Equity Index Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows changes in the Fund’s total returns. The table compares the Fund’s average annual total returns for the periods listed to a market index. The bar chart and table do not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If these charges and expenses were included, returns would be lower. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

8

The Fund’s best and worst quarters during the periods in the bar chart were:

Best quarter: 15.22%,

during the second quarter of 2003.

Worst quarter: -17.28%,

during the third quarter of 2002.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period from the Fund’s inception* to 12/31/2007, for the 5-year period ended 12/31/2007, and for the 1-year period ended 12/31/2007:

*	The Fund commenced operations on 1/22/98.

	Large Cap Equity Index Fund	S&P 500 Index*
From inception to 12/31/2007	5.68%	6.02%
5 year	12.49%	12.83%
1 year	5.23%	5.49%

*	The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

The S&P 500 Index represents an unmanaged group of stocks that differ from the composition of the Large Cap Equity Index Fund. Unlike an investment in the Large Cap Equity Index Fund, returns of the S&P 500 Index do not reflect expenses of investing.

How has the Small Cap Equity Index Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows changes in the Fund’s total returns. The table compares the Fund’s average annual total returns for the periods listed to a market index. The bar chart and table do not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If these charges and expenses were included, returns would be lower. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

The Fund’s best and worst quarters during the periods in the bar chart were:

Best quarter: 22.85%,

during the second quarter of 2003.

Worst quarter: -21.51%,

during the third quarter of 2002.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period from the Fund’s inception* to 12/31/2007, for the 5-year period ended 12/31/2007, and for the 1-year period ended 12/31/2007:

*	The Fund commenced operations on 1/29/98.

	Small Cap Equity Index Fund	Russell 2000 Index*
From inception to 12/31/2007	6.72%	7.26%
5 year	15.61%	16.25%
1 year	-2.22%	-1.57%

9

*	The Russell 2000® Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Equity Index Fund, returns of the Russell 2000 Index do not reflect expenses of investing.

How has the International Equity Index Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows changes in the Fund’s total returns. The table compares the Fund’s average annual total returns for the periods listed to a market index. The bar chart and table do not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If these charges and expenses were included, returns would be lower. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

The Fund’s best and worst quarters during the periods in the bar chart were:

Best quarter: 19.13%,

during the second quarter of 2003.

Worst quarter: -19.81%,

during the third quarter of 2002.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period from the Fund’s inception* to 12/31/2007, for the 5-year period ended 12/31/2007 and for the 1-year period ended 12/31/2007:

*	The Fund commenced operations on 1/22/98.

	International Equity Index Fund	EAFE Free Index*
From inception to 12/31/2007	7.95%	8.47%
5 year	20.81%	21.59%
1 year	10.04%	11.17%

*	The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of 16 European countries, Australia, New Zealand, Hong Kong, Japan, and Singapore, and takes into account local market restrictions on share ownership by foreigners. The EAFE® Free Index is meant to reflect actual opportunities for foreign investors in a local market. Unlike an investment in the International Equity Index Fund, returns of the EAFE Free Index do not reflect expenses of investing.

INVESTOR PROFILE

Who should consider investing in an equity index Fund?

You May Want to Invest in An Equity Index Fund If You:

•	can tolerate the price fluctuations and volatility that are inherent in investing in a broad based stock mutual fund

10

•	want to invest in stocks, but with an indexing approach

•	want to diversify your investments

•	are seeking funds for the growth portion of an asset allocation program

•	are investing for retirement or other goals that are many years in the future

You May Not Want to Invest in An Equity Index Fund If You:

•	are investing with a shorter investment time horizon in mind

•	are seeking income rather than capital gains

•	are uncomfortable with an investment whose value is likely to vary substantially

LARGE CAP EQUITY FUND

Investment Objective—The Large Cap Equity Fund seeks long-term growth of capital.

Investment Adviser—SFIM

Investment Sub-Adviser—Capital Guardian Trust Company (“Capital Guardian”)

INVESTMENT STRATEGIES

How does this Fund pursue its investment objective?

The Large Cap Equity Fund invests under normal circumstances at least 80% of its net assets plus any borrowings in common stocks and other equity securities of U.S. companies with market capitalizations of at least $1.5 billion. Capital Guardian chooses stocks for the Fund’s portfolio to generate long-term growth of capital.

In making investment decisions on specific securities, Capital Guardian looks for companies with one or more of the following characteristics:

•	Below-market price-to-earnings

•	Below-market price-to-book

•	Above-market yield

Capital Guardian may sell securities the Fund holds for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Fund may invest up to 20% of its assets in equity securities and depositary receipts of foreign companies.

RISKS

What are the main risks of investing in this Fund?

•

Market Risk.    The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible

11

imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars.

•	Management Risk. Capital Guardian’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Large Cap Equity Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.

How has the Large Cap Equity Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows changes in the Fund’s total returns. The table compares the Fund’s average annual total returns for the periods listed to a market index. The bar chart and table do not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If these charges and expenses were included, returns would be lower. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

The Fund’s best and worst quarters during the period in the bar chart were:

Best quarter: 7.45%,

during the 2nd quarter of 2007.

Worst quarter: -11.65%,

during the 4th quarter of 2007.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period from the Fund’s inception* to 12/31/2007, and for the 1-year period ended 12/31/2007:

*	The Fund commenced investment operations on 8/01/2005.

	Large Cap Equity Fund	Russell 1000® Value Index*
From inception to 12/31/2007	4.72%	9.57%
1 year	-6.55%	-0.17%

*	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike an investment in the Large Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

12

INVESTOR PROFILE

Who should consider investing in the Large Cap Equity Fund?

You May Want to Invest in This Fund If You:

•	can tolerate the price fluctuations and volatility that are inherent in investing in a broad based large cap stock mutual fund

•	want to diversify your investments

•	are seeking a growth investment as part of an asset allocation program

•	are investing for retirement or other goals that are many years in the future

You May Not Want to Invest in This Fund If You:

•	are investing with a shorter investment time horizon in mind

•	are seeking income rather than capital appreciation

•	are uncomfortable with an investment whose value is likely to vary substantially

SMALL/MID CAP EQUITY FUND

Investment Objective—The Small/Mid Cap Equity Fund (formerly known as the Small Cap Equity Fund) seeks long-term growth of capital.

Investment Adviser—SFIM

Investment Sub-Advisers—Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, Inc. (“Rainier”)

How does this Fund pursue its investment objective?

Bridgeway and Rainier select investments for the Small/Mid Cap Equity Fund. Bridgeway and Rainier each manage approximately one-half of the Small/Mid Cap Equity Fund’s portfolio. SFIM monitors the performance of the sub-advisers and the split of the portfolio between the sub-advisers. The principal investment strategies employed by the two sub-advisers for their respective portions of the portfolio are discussed separately below.

Bridgeway

Bridgeway invests the Fund in a diversified portfolio of small and mid-capitalization stocks issued by companies listed on the New York Stock Exchange, the American Stock Exchange and the National Association of Securities Dealers Automated Quotation System (“NASDAQ”). Bridgeway defines “small and mid-capitalization stocks” as those stocks issued by companies smaller than the largest 500 U.S. companies as measured by market capitalization (stock market worth). Bridgeway will not necessarily sell a stock if it migrates to a different category after purchase, for example large or growth. Bridgeway selects stocks using its proprietary quantitative investment models which consider multiple factors. Bridgeway does not time the market or incorporate macro-economic forecasting into its stock selection process.

Bridgeway invests in small and mid-capitalization stocks in the “value” category, which it defines as those stocks that Bridgeway believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales or price to cash flow.

Bridgeway may invest up to 10% of its segment of the Fund’s assets in equity securities and depositary receipts of foreign companies.

Rainier

Rainier invests its segment of the Fund primarily (at least 80%) in the common stock of

13

mid-capitalization companies traded in the U.S. with prospects of strong earnings growth and attractive overall business fundamentals, selling at reasonable valuations. Rainier considers a mid-capitalization company as one with market capitalization, at the time of purchase, within the range of companies included in the Russell Midcap® Index, an index that includes the smallest 800 securities in the Russell 1000® Index. The market capitalization range of the Russell Midcap Index as of May 31, 2007 was $2.5 - $18.3 billion, with a median market capitalization of $4.7 billion. The market capitalization of companies in which Rainier may invest may vary with market conditions. Investments in companies that grow above these maximum capitalization criteria may continue to be held if Rainier considers them to be particularly attractive. Rainier will normally invest its segment of the Small/Mid Cap Equity Fund in securities issued by approximately 75 to 150 companies.

Rainier focuses on companies that are likely to demonstrate superior earnings growth relative to their peers, and whose equities are selling at attractive relative valuations. As a result, the portfolio managed by Rainier will invest in a blend of stocks with both growth and value characteristics. Rainier believes that a primary benefit of this strategy is the ability to generate competitive investment returns in many different market environments. In selecting common stock for purchase by the Small/Mid Cap Equity Fund, Rainier emphasizes companies that it believes are likely to demonstrate superior business fundamentals, such as revenue and earnings growth; sustainable competitive advantage; potential for positive price or business catalysts, including earnings surprise or market expansion; disciplined management with shareholder focus; and attractive relative valuations.

The portion of the Small/Mid Cap Equity Fund managed by Rainier is diversified over a broad cross section of economic sectors and industries. To help control risk, Rainier compares the portfolio’s economic sector weightings to a broad index of medium-sized companies, such as the Russell Midcap® Index, and normally avoids extreme overweighting or underweighting relative to that index.

Rainier may invest up to 20% of its segment of the Fund’s assets in equity securities and depositary receipts of foreign companies.

Rainier considers the sale of specific common stock when fundamentals deteriorate; when a stock reaches or surpasses its price target; or when better opportunities are perceived in alternative stocks.

RISKS

What are the main risks of investing in this Fund?

•

Market Risk.    The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Smaller Company Size.    The Fund invests in smaller capitalization companies. The securities of small capitalization companies often are more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. In addition, the

14

markets for the Fund’s investments may not be actively traded, which increases the risk that Bridgeway or Rainer may have difficulty selling securities the Fund holds.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars.

•	Management Risk. Bridgeway’s and/or Rainier’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Small/Mid Cap Equity Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.

How has the Small/Mid Cap Equity Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows changes in the Fund’s total returns. The table compares the Fund’s average annual total returns for the periods listed to a market index. The bar chart and table do not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If these charges and expenses were included, returns would be lower. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

The Fund’s best and worst quarters during the period in the bar chart were:

Best quarter: 12.01%,

during the 2nd quarter of 2007.

Worst quarter: -6.27%,

during the 2nd quarter of 2006.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period from the Fund’s inception* to 12/31/2007, and for the 1-year period ended 12/31/2007:

*	The Fund commenced investment operations on 8/01/2005.

	Small/Mid Cap Equity Fund	Russell 2500® Index*
From inception to 12/31/2007	10.81%	7.23%
1 year	15.81%	1.38%

*	The Russell 2500® Index measures the performance of the 2,500 smallest securities in the Russell 3000® Index, which represents approximately 20% of

15

the total market capitalization of the Russell 3000 Index. Unlike an investment in the Small/Mid Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

INVESTOR PROFILE

Who should consider investing in the Small/Mid Cap Equity Fund?

You May Want to Invest in This Fund If You:

•	can tolerate the price fluctuations and volatility that are inherent in investing in a broad based small cap stock mutual fund

•	want to diversify your investments

•	are seeking a long-term growth investment as part of an asset allocation program

•	are investing for retirement or other goals that are many years in the future

You May Not Want to Invest in This Fund If You:

•	are investing with a shorter investment time horizon in mind

•	are seeking income rather than capital appreciation

•	are uncomfortable with an investment whose value is likely to vary substantially

INTERNATIONAL EQUITY FUND

Investment Objective—The International Equity Fund seeks long-term growth of capital.

Investment Adviser—SFIM

Investment Sub-Adviser— Capital Guardian

INVESTMENT STRATEGIES

How does this Fund pursue its investment objective?

The International Equity Fund invests its assets primarily in common stocks of companies located in Europe, Canada, Australia and the Far East. The Fund also may invest in companies located in other countries. There is no restriction on the size of the companies in which the Fund invests.

The Fund invests in securities that Capital Guardian thinks represent good long-term investment opportunities. Capital Guardian may sell securities when it believes they no longer represent good long-term value.

RISKS

What are the main risks of investing in this Fund?

•

Market Risk.    The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and

16

regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. These risks are heightened for emerging or developing countries, which may experience substantial rates of inflation, may be adversely affected by barriers and may experience rapid depreciation in their currencies.

•	Management Risk. Capital Guardian’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the International Equity Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.

How has International Equity Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows changes in the Fund’s total returns. The table compares the Fund’s average annual total returns for the periods listed to a market index. The bar chart and table do not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If these charges and expenses were included, returns would be lower. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

The Fund’s best and worst quarters during the period in the bar chart were:

Best quarter: 8.41%,

during the 4th quarter of 2006.

Worst quarter: -1.39%,

during the 4th quarter of 2007.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period from the Fund’s inception* to 12/31/2007, and for the 1-year period ended 12/31/2007:

*	The Fund commenced investment operations on 8/01/2005.

	International Equity Fund	MSCI EAFE® Index*
From inception to 12/31/2007	18.98%	20.11%
1 year	11.10%	11.17%

*	The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

17

INVESTOR PROFILE

Who should consider investing in the International Equity Fund?

You May Want to Invest in This Fund If You:

•	can tolerate the price fluctuations and volatility that are inherent in investing in an international stock mutual fund

•	want to diversify your investments

•	are seeking a long-term growth investment as part of an asset allocation program

•	are investing for retirement or other goals that are many years in the future

You May Not Want to Invest in This Fund If You:

•	are investing with a shorter investment time horizon in mind

•	are seeking income rather than capital appreciation

•	are uncomfortable investing in companies that are not located in the United States

•	are uncomfortable with an investment whose value is likely to vary substantially

BOND FUND

Investment Objective—The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. This Fund invests primarily in good quality bonds issued by domestic companies.

Investment Adviser—SFIM

INVESTMENT STRATEGIES

How does this Fund pursue its investment objective?

The Bond Fund emphasizes investment grade bonds and maintains an intermediate (typically, less than 6 years) average portfolio duration. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings in investment grade bonds or, if a bond has not been rated by a recognized rating organization, bonds determined to be of comparable quality by SFIM. A bond is investment grade if Moody’s Investors Service, Inc. (‘‘Moody’s’’) or Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (‘‘S&P’’) have rated the bond in one of their respective four highest rating categories.

The Fund may invest in the following instruments:

•	Corporate debt securities: investment grade securities issued by domestic and foreign corporations and, to a limited extent (up to 20% of its assets), in lower rated securities.

•	U.S. Government debt securities: securities issued or guaranteed by the U.S. Government.

•	Debt securities of U.S. Government-sponsored entities: securities issued by U.S. Government agencies or instrumentalities.

•	Foreign government debt securities: investment grade securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars.

•	Asset backed & mortgage backed securities: investment grade securities backed by mortgages, consumer loans & other assets.

•

Other issuer debt securities: the Fund may invest up to 20% of its assets in debt securities and preferred stocks that are convertible into common stocks as well as nonconvertible preferred stocks or securities.

18

RISKS

What are the main risks of investing in this Fund?

As with most income mutual funds, the Bond Fund is subject to interest rate risk and credit risk and you could lose money by investing in the Fund. Other factors also may affect the market price and yield of the Fund’s securities, including investor demand, the average maturity of the Bond Fund’s portfolio securities, and domestic and worldwide economic conditions. To the extent that the Fund invests in non-investment grade securities, the Fund is also subject to above-average credit, market and other risks.

These risks, and the risks associated with other higher-risk securities and practices that the Fund may utilize, are described in more detail later in this prospectus.

The Fund’s investments in securities issued by U.S. Government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. Government. Furthermore, no assurances can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.

How has the Bond Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows changes in the Fund’s total return. The table compares the Fund’s average annual total returns for the periods listed to a market index. The bar chart and table do not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If these charges and expenses were included, returns would be lower. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

The Fund’s best and worst quarters during the periods in the bar chart:

Best quarter: 4.39%,

during the third quarter of 2001.

Worst quarter: -2.27%,

during the second quarter of 2004.

19

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period from the Fund’s inception* to 12/31/2007, for the 5-year period ended 12/31/2007, and for the 1-year period ended 12/31/2007:

*	The Fund commenced operations on 1/22/98.

	Bond Fund	Lehman Brothers Govt/Cred Intermediate Index*
From inception to 12/31/2007	5.10%	5.66%
5 year	3.62%	4.06%
1 year	6.37%	7.39%

*	The Lehman Brothers Government/Credit Intermediate Index includes U.S. Government and corporate bonds maturing within one to ten years and an outstanding par value of at least $250 million.

The Lehman Brothers Government/Credit Intermediate Index represents an unmanaged group of bonds that differ from the composition of the Bond Fund. Unlike an investment in the Bond Fund, returns of the Lehman Brothers Government/Credit Intermediate Index do not reflect expenses of investing.

INVESTOR PROFILE

Who should consider investing in the Bond Fund?

You May Want to Invest in This Fund If You:

•	are seeking higher potential returns than money market funds and are willing to accept a moderate level of volatility

•	want to diversify your investments

•	are seeking an income mutual fund for an asset allocation program

•	are retired or nearing retirement

You May Not Want to Invest in This Fund If You:

•	are investing for maximum return over a long time horizon

•	require stability of your principal

20

STOCK AND BOND BALANCED FUND

Investment Objective—The Stock and Bond Balanced Fund seeks long-term growth of capital, balanced with current income.

Investment Adviser—SFIM

INVESTMENT STRATEGIES

How does this Fund pursue its investment objective?

The Stock and Bond Balanced Fund invests substantially all of its assets in shares of the Large Cap Equity Index Fund and the Bond Fund.

RISKS

What are the main risks of investing in this Fund?

As with any mutual fund that invests in stocks and bonds, the Fund is subject to market, interest rate and credit risks and there is a risk that you will lose money by investing in this Fund.

Because the Stock and Bond Balanced Fund invests substantially all its assets in the Large Cap Equity Index Fund and the Bond Fund, the risks of investing in the Stock and Bond Balanced Fund are the same as the risks of investing in those underlying funds. Before you invest, please carefully read the section entitled ‘‘How the Funds Invest—Stock and Bond Balanced Fund’’ later in this prospectus.

The Stock and Bond Balanced Fund is ‘‘non-diversified’’ because it invests almost entirely in shares of Large Cap Equity Index Fund and Bond Fund. A non-diversified mutual fund is generally more sensitive to changes in the value of individual investments than a fund that invests in securities from a large number of different issuers. However, both Large Cap Equity Index Fund and Bond Fund are diversified.

An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.

How has the Stock and Bond Balanced Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows changes in the Fund’s total returns. The table compares the Fund’s average annual total returns for the periods listed to market indices. The bar chart and table do not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If these charges and expenses were included, returns would be lower. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

21

The Fund’s best and worst quarters during the periods in the bar chart were:

Best quarter: 10.01%,

during the second quarter of 2003.

Worst quarter: -8.91%,

during the third quarter of 2002.

The following table shows the average annual total return on an investment in the Fund compared to market indices for the period from the Fund’s inception* to 12/31/2007, for the 5-year period ended 12/31/2007, and for the 1-year period ended 12/31/2007:

*	The Fund commenced operations on 1/29/98.

	Stock and Bond Balanced Fund	S&P 500 Index*	Lehman Brothers Govt/Cred Intermediate Index**	Blended Benchmark***
From inception to 12/31/2007	5.25%	6.02%	5.66%	6.10%
5 year	8.99%	12.83%	4.06%	9.37%
1 year	5.73%	5.49%	7.39%	6.48%

*	The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

**	The Lehman Brothers Government/Credit Intermediate Index includes U.S. Government and corporate bonds maturing within one to ten years and an outstanding par value of at least $250 million.

***	SFIM computes the Blended Benchmark by using 60% S&P 500 Index and 40% Lehman Brothers Government/Credit Intermediate Index.

The S&P 500 Index, the Lehman Brothers Government/Credit Intermediate Index and the Blended Benchmark represent unmanaged groups, or composites of groups, of stocks and bonds that differ from the composition of the Stock and Bond Balanced Fund. Unlike an investment in the Stock and Bond Balanced Fund, returns in the indices do not reflect expenses of investing.

INVESTOR PROFILE

Who should consider investing in the Stock and Bond Balanced Fund?

You May Want to Invest in This Fund if You:

•	are looking for a more conservative alternative to a growth-oriented fund

•	want a well-diversified and relatively stable investment allocation

•	need a core investment

•	seek total return over the long term irrespective of its form (i.e., capital gains or ordinary income)

•	are retired or nearing retirement

You May Not Want to Invest in This Fund If You:

•	are investing for maximum return over a long time horizon

•	require a high degree of stability of your principal

22

EXPENSE INFORMATION

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Funds. The tables do not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If those charges and expenses were included, the expenses would be higher.

Shareholder Transaction Expenses— For All Funds

(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	N/A
Maximum deferred sales charge (load)	N/A
Redemption Fee	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (as a percentage of average daily net assets)

	Money Market Fund	Large Cap Equity Index Fund	Small Cap Equity Index Fund
Management Fees	0.40%	0.26%	0.40%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.15%	0.05%	0.10%
Acquired Fund Fees and Expenses	0.01%	0.00%	0.00%
Total Annual Fund Operating Expenses(1)	0.56%	0.31%	0.50%

	International Equity Index Fund	Large Cap Equity Fund	Small/Mid Cap Equity Fund
Management Fees	0.55%	0.60%	0.80%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.16%	0.10%	0.17%
Acquired Fund Fees and Expenses	0.00%	0.01%	0.01%
Total Annual Fund Operating Expenses(1)	0.71%	0.71%	0.98%

	International Equity Fund	Bond Fund	Stock and Bond Balanced Fund(2)
Management Fees	0.80%	0.50%	0.00%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.43%	0.08%	0.07%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.41%
Total Annual Fund Operating Expenses(1)	1.23%	0.58%	0.48%

(1)	SFIM has agreed to reimburse each Fund for any expenses incurred by the Fund, other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed the following percentage of the Fund’s average daily net assets:

Fund	Expense Reimbursement Threshold
Money Market Fund	0.10%
Large Cap Equity Index Fund	0.10%
Small Cap Equity Index Fund	0.10%
International Equity Index Fund	0.20%
Large Cap Equity Fund	0.10%
Small/Mid Cap Equity Fund	0.10%
International Equity Fund	0.20%
Bond Fund	0.10%
Stock and Bond Balanced Fund	None

23

This reimbursement arrangement is voluntary and may be eliminated by SFIM at any time.

(2)	SFIM has agreed not to be paid an investment advisory and management services fee for performing its services for the Stock and Bond Balanced Fund. Nevertheless, SFIM receives investment advisory fees for managing the underlying Funds in which the Stock and Bond Balanced Fund invests. SFIM has agreed to reimburse the Stock and Bond Balanced Fund for all expenses directly incurred by the Fund except acquired fund fees and expenses. This expense reimbursement is voluntary and may be eliminated by SFIM at any time.

Expense Example

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated, earn a 5% return each year, redeem your shares at the end of the period and that operating expenses remain constant at the level above for “Total Annual Fund Operating Expenses.” The table does not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If those charges and expenses were included, the expenses would be higher. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses will be:

Fund	1 Year	3 Year	5 Year	10 Year
Money Market Fund	$57	$179	$313	$701
Large Cap Equity Index Fund	$32	$100	$174	$393
Small Cap Equity Index Fund	$51	$160	$280	$628
International Equity Index Fund	$73	$227	$395	$883
Large Cap Equity Fund	$73	$227	$395	$883
Small/Mid Cap Equity Fund	$100	$312	$542	$1,201
International Equity Fund	$125	$390	$676	$1,489
Bond Fund	$59	$186	$324	$726
Stock and Bond Balanced Fund	$49	$154	$269	$604

24

HOW THE FUNDS INVEST

Each Fund has its own investment objective. The following section describes the principal investment policies and techniques that each Fund uses in pursuing its investment objective. For more detailed information on the investment policies and techniques of each Fund, please refer to the Statement of Additional Information (SAI).

Money Market Fund

What is a nationally recognized statistical rating organization (NRSRO)?     An NRSRO, such as Moody’s or S&P, assigns ratings to securities based on its assessment of the creditworthiness of the issuers. The SAI has a detailed description of the various rating categories.

What types of securities does the Money Market Fund invest in?     In selecting securities for the Money Market Fund, SFIM seeks highly liquid investments that present minimal credit risk. The Money Market Fund primarily invests in high quality short-term money market instruments. At least 95% of the Fund’s assets must be rated in the highest short-term category by at least two NRSROs (or one NRSRO, if only one has issued a rating), and 100% of the Fund’s assets must be invested in securities rated in the two highest rating categories.

The Money Market Fund may invest in securities that are not rated by an NRSRO if SFIM determines that such securities are of comparable quality to, and present the same amount of risk as, similar securities that have received a rating from an NRSRO.

Among the securities that the Money Market Fund may invest in are the following:

•	Securities issued or guaranteed by the U.S. Government, including Treasury bills and notes.

•	Securities issued by U.S. Government agencies such as the Federal National Mortgage Association.

•	Commercial paper issued or guaranteed by U.S. corporations and certain other entities that are rated in the two highest rating categories of a NRSRO.

•	Repurchase agreements with certain parties.

•

Certain obligations of large (more than $1 billion in total assets) U.S. banks and their subsidiaries (including certain Canadian affiliates), including, but not limited to, bank notes, commercial paper, and certificates of deposit.

•	Other short-term obligations issued by or guaranteed by U.S. corporations, state and municipal governments, or other entities.

The Money Market Fund may also:

•	Purchase securities on a when-issued or forward commitment basis.

•

Invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of the Fund’s assets may be invested in foreign money market securities unless such securities are backed by a U.S. parent financial institution.

•	Invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial or consumer loans originated by credit unions.

25

Given the types of securities that the Money Market Fund invests in, the level of risk associated with the Money Market Fund is lower than most other types of mutual funds. However every investment involves some kind of risk. To the extent that the Fund invests in certain securities (e.g., repurchase agreements, when-issued securities or foreign money market securities), the Fund may be affected by additional risks.

What are the risks of investing in mortgage-backed and asset-backed securities?

Mortgage-backed and asset-backed securities are subject to prepayment risk, when interest rates decline, unscheduled prepayments can be expected to accelerate, and a Fund holding such securities would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed and asset-backed securities. Conversely, when interest rates rise, the value of mortgage-backed and asset backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of such securities, and cause their value to decline more than traditional fixed-income securities. See “Mortgage-Backed Securities” and “Asset-Backed Securities” in the Trust’s SAI.

Additionally, certain types of mortgage-backed and asset backed securities may experience significant valuation uncertainties, greater volatility, and significantly less liquidity due to the sharp rise in 2006, 2007 and 2008 of foreclosures on home loans secured by subprime mortgages. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that a Fund invests in securities that are backed by pools of mortgage loans, the risk to the Fund may be significant. Additionally, if a Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

Equity Index Funds—

Large Cap Equity Index Fund

Small Cap Equity Index Fund

International Equity Index Fund

In what types of securities do the equity index Funds invest?    The Large Cap, Small Cap and International Equity Index Funds invest mostly in stocks, although each may also invest in stock index futures contracts and options on futures contracts. By investing in the broad range of stocks within its benchmark index, each equity index Fund avoids the risks of individual stock selection and, instead, tries to match the performance of its benchmark index, whether that index goes up or down.

Each equity index Fund attempts to remain as fully invested as practicable in the stocks that are represented in its benchmark index. Under normal operating conditions, each equity index Fund seeks to invest at least 90% of its net assets in stocks that are represented

26

in its benchmark index. Each Fund has its own investment objectives, which may not be changed without the vote of shareholders.

Barclays does not manage the equity index Funds according to traditional methods of ‘‘active’’ investment management, which involve the buying and selling of securities based on economic, financial and market analysis and investment judgment. Instead, Barclays utilizes a ‘‘passive’’ or indexing investment approach for each equity index Fund, attempting to approximate the investment performance of the appropriate benchmark index. Barclays selects stocks for an equity index Fund’s portfolio so that the overall investment characteristics of each Fund’s investment portfolio (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures are similar to those of the benchmark index.

What other types of investments do the equity index Funds make?

An equity index Fund may invest any assets not invested in stocks that are represented in its benchmark index in:

•	the same type of short-term, high quality debt securities in which the Money Market Fund invests (described above);

•

other equity securities that are similar to the stocks making up its benchmark index or that are awaiting disposition after a change in composition of the benchmark index or a rebalancing of the Fund’s portfolio of securities;

•	stock index futures contracts, options on such futures contracts; and/or

•	cash.

An equity index Fund may invest in such financial instruments to find a short-term investment for uninvested cash balances or to provide liquid assets for anticipated redemptions by shareholders.

The International Equity Index Fund may also buy and sell foreign currencies (either for current or future delivery) to facilitate settlements in local markets, in connection with stock index futures positions, and to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes or to avoid the effects of anticipated adverse changes in exchange rates between foreign currencies and the U.S. dollar.

Do the equity index Funds hold every stock in their indices?

•	The Large Cap Equity Index Fund invests in the securities that make up the S&P 500.

•

The Small Cap Equity Index and International Equity Index Funds generally do not hold all of the issues that comprise their respective benchmark indices, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, both the Small Cap Equity Index Fund and the International Equity Index Fund attempt to hold a representative sample of the securities in the appropriate benchmark index, which will be selected by Barclays utilizing certain sampling and modeling techniques. These sampling and modeling techniques may not be successful. As a result of these sampling and modeling techniques, the Funds may not have the identical capitalization, industry and fundamental characteristics as their benchmarks. Please refer to the SAI for a more detailed discussion of the techniques that Barclays employs in selecting the portfolio securities of the Small Cap Equity Index Fund and International Equity Index Fund.

27

•

From time to time, the portfolio composition of the equity index Funds may be altered (or “rebalanced”) to reflect changes in the characteristics of its benchmark index or, for the Small Cap Equity Index Fund and International Equity Index Fund, with a view to bringing the performance and characteristics of each Fund more closely in line with that of its benchmark index.

Will the performance of the equity index Funds always equal the performance of their benchmark index?    No. Barclays attempts to track the performance of each equity index Fund’s benchmark index, but there is no assurance that Barclays will be successful. The degree to which an equity index Fund fails to track the performance of its benchmark index is referred to as the “tracking error.” Barclays expects that, over time, the tracking error of an equity index Fund will be less than 5%. Barclays monitors the tracking error of each equity index Fund on an ongoing basis and seeks to minimize tracking error to the extent possible. There can be no assurance that any equity index Fund will achieve any particular level of tracking error. For an explanation of “expected tracking error” and more information on this subject, see the SAI.

Another reason why the performance of an equity index Fund may not always equal the performance of its benchmark index is because the performance of the benchmark indices does not take into account management fees or the other expenses that the Funds incur.

What are the risks of investing in securities of small capitalization issuers? The Small Cap Equity Index Fund and International Equity Index Fund invest in securities issued by small capitalization companies. Investing in smaller companies involves a higher level of risk than investing in larger, more established companies. Small capitalization companies often do not have the financial strength needed to do well in difficult economic times. Also, they often sell limited numbers of products, which can make it harder for them to compete with larger companies. As a result, their stock prices may fluctuate more over the short-term, but they have more potential to grow. Thus, the common stock of certain small capitalization companies may offer greater potential for appreciation when compared to larger, more established companies.

What are the risks of investing in foreign securities?    The International Equity Index Fund may invest all its assets in foreign securities and the Large Cap Equity Index Fund may invest in some foreign securities. Investing in the securities of companies organized outside the United States or of companies whose securities are principally traded outside the United States (‘‘foreign issuers’’) or in securities denominated or quoted in foreign currency (‘‘non-dollar securities’’) typically involves the following risks:

•	fluctuations in currency exchange rates;

•	higher trading and custody charges compared to securities of U.S. companies;

•

different accounting and reporting practices than U.S. companies, or laws permitting issuers to limit the information they give investors, often making it more difficult to evaluate financial information from foreign issuers;

•	less stringent securities regulation;

•	potential political or economic instability; and

•	less established securities markets, which may not have developed the sort of institutional controls that are present in domestic markets.

28

When and why are futures contracts and options on futures contracts used?    Each equity index Fund may purchase stock index futures contracts on its benchmark index or a comparable stock index to simulate investment in its benchmark index. This may be done to rapidly gain exposure to the securities comprising its benchmark index in anticipation of purchasing such securities over time, to reduce transaction costs, or to gain exposure to such securities at a lower cost than by making direct investments in the stock market. If an equity index Fund cannot sell a futures contract that it holds, it may write call and buy put options on the contract to effectively close out or offset the contract. The equity index Funds will not use futures contracts or options on futures contracts for speculation.

Large Cap Equity Fund

What types of securities does the Large Cap Equity Fund invest in?    In managing the Large Cap Equity Fund, Capital Guardian seeks to purchase the common stocks of large U.S. companies that Capital Guardian considers well run and able to generate long-term capital appreciation. Common stocks, in general, offer a way to invest for long-term growth of capital. Capital Guardian looks for companies with one or more of the following characteristics:

•	Below-market price-to-earnings.

•	Below-market price-to-book.

•	Above-market yield.

The Fund may invest up to 20% of its assets in foreign equity securities not publicly traded in the U.S. and depositary receipts (both sponsored and unsponsored). Foreign investing provides opportunities different from those available in the U.S. and risks that in some ways may be greater than in U.S. investments.

Small/Mid Cap Equity Fund

What types of securities does the Small/Mid Cap Equity Fund invest in?    The portion of the Small/Mid Cap Equity Fund managed by Rainier invests in equity securities of companies with market capitalizations in the $1.2 - $21.4 billion range and the portion managed by Bridgeway invests in equity securities of companies smaller than the largest 500 U.S. companies as measured by market capitalization.

International Equity Fund

What types of securities does the International Equity Fund invest in?    The International Equity Fund invests its assets primarily in common stocks of companies located in Europe, Canada, Australia and the Far East. The Fund also may invest in companies located in other countries and in emerging markets. There is no restriction on the size of the companies in which the Fund invests. Capital Guardian generally will sell securities when it believes they no longer represent good long-term value. Foreign investing provides opportunities different from those available in the U.S. and risks, which in some ways may be greater than in U.S. investments.

The Fund also may buy and sell foreign currencies (either for current or future delivery) to facilitate settlements in local markets and to hedge against currency fluctuations.

Large Cap Equity Fund, Small/Mid Cap Equity Fund, and International Equity Fund

Under ordinary circumstances, each Fund is substantially fully invested. These Funds may take a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions. If SFIM or the Fund’s investment sub-adviser determine that market or economic conditions warrant a temporary

29

defensive position, the Funds may hold up to 100% of their assets in cash, cash equivalents or other temporary investments, such as short-term government or corporate obligations. During those periods, a Fund’s assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

Each Fund may also:

•	Lend securities to financial institutions, enter into repurchase agreements and purchase securities on a when-issued or forward commitment basis; and

•

Invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of a Fund’s assets may be invested in foreign money market securities unless such securities are backed by a U.S. parent financial institution.

Bond Fund

What types of securities does the Bond Fund invest in?    The Bond Fund invests primarily in investment grade bonds and in the same types of U.S. Government securities as the Money Market Fund. Under normal circumstances, at least 80% of the Fund’s net assets plus any borrowings will be invested in investment grade bonds or unrated debt securities that SFIM determines to be of equivalent quality. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

In selecting bonds for the Bond Fund, SFIM seeks to maximize current income while minimizing risk and volatility through prudent investment management. Accordingly, the Bond Fund seeks to limit its exposure to very risky or speculative investments by investing primarily in investment grade bonds that offer the potential for attractive returns.

The Bond Fund generally seeks to maintain a dollar weighted average portfolio duration of less than six years. Duration represents the weighted average maturity of expected cash flows on a debt obligation, discounted to present value. The longer the duration of a debt obligation, the more sensitive its value is to changes in interest rates.

The Bond Fund may also invest up to 20% of its assets in the following securities:

•

Non-investment grade debt securities or comparable unrated debt securities. Non- investment grade bonds are rated lower than BBB by S&P or lower than Baa by Moody’s and are often referred to as ‘‘junk bonds.’’ Junk bonds are considered by those rating agencies to have varying degrees of speculative characteristics.

Consequently, although they can be expected to provide higher yields, such securities may be subject to greater market value fluctuations and greater risk of loss of income and principal than lower-yielding, higher-rated fixed-income securities.

•

Convertible debt securities, convertible preferred stocks and nonconvertible preferred stocks. To the extent that the Bond Fund invests in such securities, the Bond Fund’s investment portfolio will be subject to relatively greater risk of loss of income and principal.

When appropriate, in SFIM’s opinion, based upon prevailing market or economic conditions, the Bond Fund for temporary defensive purposes may invest up to 100% of its total assets in other types of securities, including securities in which the Money Market Fund may invest, or it may retain funds in cash. During any such period, the Bond Fund would not be invested in a way designed to meet its objective.

30

Stock and Bond Balanced Fund

How does the Stock and Bond Balanced Fund invest its assets?    The Stock and Bond Balanced Fund invests in shares of the Large Cap Equity Index Fund and the Bond Fund. Generally, the Stock and Bond Balanced Fund attempts to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. The Stock and Bond Balanced Fund never invests more than 75% of its net assets in either underlying Fund. Though the Stock and Bond Balanced Fund is not an asset allocation or market timing mutual fund, it does, from time to time, adjust the amount of its assets invested in each underlying Fund as economic, market and financial conditions warrant. Please refer to the descriptions of the investments of the Large Cap Equity Index Fund and the Bond Fund, above for a discussion of the portfolio securities of these Funds and the risks associated with each. Please refer to “Managing the Investments of the Funds—Compensating SFIM for its Services” for more information on the fees SFIM will receive for managing these underlying Funds.

What other types of securities does the Stock and Bond Balanced Fund invest in? The Stock and Bond Balanced Fund may hold a portion of its assets in U.S. Government securities, short-term paper, or another investment company to provide flexibility in meeting redemptions, expenses, and the timing of new investments, and serve as a short-term defense during periods of unusual volatility. For temporary defensive purposes, the Stock and Bond Balanced Fund may invest without limitation in such securities. During periods when the Stock and Bond Balanced Fund has taken a temporary defensive position, the Fund will not be invested in accordance with its objective.

The Funds and Borrowing

From time to time, each Fund may borrow money in amounts up to 33 1/3% of its total assets (including the amount borrowed). Each Fund may also borrow up to an additional 5% of its total assets (including the amount borrowed), but only for temporary purposes (for example, to facilitate distributions to shareholders or to meet redemption requests).

Frequent Trading of Portfolio Securities by the Funds

Except for the segment of the Small/Mid Cap Equity Fund sub-advised by Rainier, the Funds do not generally anticipate engaging in active and frequent trading of portfolio securities as a principal investment strategy.

Due to a sell discipline based in part on price targets, Rainier’s segment of the Small/Mid Cap Equity Fund may be actively traded. This is particularly true in a market environment where securities prices are rising rapidly. Generally, the rate of portfolio turnover will not be a deciding factor in Rainier’s determining whether to sell or hold securities for its segment of the Small/Mid Cap Equity Fund. A high portfolio turnover rate (100% or more) leads to higher transaction costs, which would negatively affect overall performance of the Small/Mid Cap Equity Fund. Active trading, however, can also be defensive and actually add to the Small/Mid Cap Equity Fund’s performance if, for example, a fully valued investment is sold before a price decline or in favor of an investment with better appreciation potential.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures regarding the disclosure of the Funds’ portfolio securities is available in the SAI.

31

MANAGING THE INVESTMENTS OF THE FUNDS

Investment Adviser

State Farm Investment Management Corp. (“SFIM”) serves as the investment adviser to each Fund. Subject to the supervision of the Board of Trustees of the Trust, SFIM is responsible for overseeing the day-to-day operations and business affairs of the Trust. SFIM’s principal office is located at Three State Farm Plaza, Bloomington, Illinois 61791-0001. SFIM is wholly-owned by State Farm Mutual Automobile Insurance Company.

Since its inception in 1967, SFIM’s principal business has been to act as investment adviser, transfer agent and dividend disbursing agent for the funds in the State Farm family of mutual funds. SFIM also provides all executive, administrative, clerical and other personnel necessary to operate the Trust and pays the salaries and other costs of employing all these persons. SFIM furnishes the Trust with office space, facilities, and equipment and pays the day-to-day expenses related to the operating and maintenance of such office space, facilities and equipment.

Expenses of the Funds

The Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by SFIM as described above.

Compensating SFIM for its Services

The Trust pays SFIM an investment advisory fee based upon average daily net assets. The fee is accrued daily and paid to SFIM quarterly at the following annual rates for each of the Funds:

Fund	Rate of Advisory Fee
Money Market Fund	0.40% of average daily net assets
Large Cap Equity Index Fund	0.26% of average daily net assets
Small Cap Equity Index Fund	0.40% of average daily net assets
International Equity Index Fund	0.55% of average daily net assets
Large Cap Equity Fund	0.60% of average daily net assets
Small/Mid Cap Equity Fund	0.80% of average daily net assets
International Equity Fund	0.80% of average daily net assets
Bond Fund	0.50% of average daily net assets
Stock and Bond Balanced Fund*	None

*	SFIM has agreed not to be paid an investment advisory and management services fee for performing its services for the Stock and Bond Balanced Fund and has agreed to reimburse the Stock and Bond Balanced Fund for any other expenses directly incurred by the Fund except acquired fund fees and expenses. (This expense limitation arrangement is voluntary and may be eliminated by SFIM at any time.) However, SFIM will receive investment advisory fees from managing the underlying Funds in which the Stock and Bond Balanced Fund invests.

For each of the Funds other than the Stock and Bond Balanced Fund, International Equity Index Fund and International Equity Fund, SFIM has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed 0.10% of such Fund’s average daily net assets. For the International Equity Index Fund and International Equity Fund, SFIM has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed 0.20% of the Fund’s average daily net assets. These expense limitation arrangements are voluntary and may be eliminated by SFIM at any time.

32

The Bond and the Stock and Bond Balanced Funds are each managed by a team of SFIM employees (each, an “Advisory Team”). The investment decisions for both the Bond Fund and the Stock and Bond Balanced Fund are made, subject to the oversight of the Board of Trustees of the Trust, by the Advisory Team for each Fund.

For information regarding the basis for the Board of Trustees’ approval of the continuation of the investment advisory contracts, please read the Trust’s semi-annual report for the six month period ending June 30, 2007.

Oversight of Sub-Advisers

The Trust and SFIM have obtained an exemptive order from the U.S. Securities and Exchange Commission that permits the Trust and SFIM to retain sub-advisers and modify sub-advisory arrangements without shareholder approval. Under the exemptive order, SFIM may act as a “manager of managers” for the Large Cap Equity Index Fund, Small Cap Equity Index Fund, International Equity Index Fund, Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Bond Fund and Money Market Fund. SFIM supervises sub-advisers to each Fund that has retained a sub-adviser and has ultimate responsibility (subject to oversight by Trust’s Board of Trustees) to recommend their hiring, termination and replacement.

Investment Sub-Advisers

Barclays

SFIM has engaged Barclays as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Equity Index, Small Cap Equity Index, and International Equity Index Funds. Barclays and its predecessors have been managing index mutual funds since 1976. Barclays is an indirect subsidiary of Barclays Bank PLC and is located at 45 Fremont Street, San Francisco, California 94105. For more information regarding Barclays, including a discussion regarding the compensation that Barclays receives from SFIM, please read the section entitled “INVESTMENT ADVISORY AGREEMENTS—Between SFIM and BGFA” in the SAI.

Capital Guardian

SFIM has engaged Capital Guardian as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Equity Fund and International Equity Fund. Capital Guardian, an experienced investment management organization founded in 1968, serves as investment adviser to these Funds and other funds. Capital Guardian, a wholly owned indirect subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, California 90071. For more information regarding Capital Guardian, please read the section entitled “INVESTMENT ADVISORY AGREEMENTS—Between SFIM and Capital Guardian” in the SAI.

Bridgeway

SFIM has engaged Bridgeway as an investment sub-adviser to provide day-to-day portfolio management for a portion of the Small/Mid Cap Equity Fund. Prior to December 1, 2006, Capital Guardian served as investment sub-adviser to the Small/Mid Cap Equity Fund.

Bridgeway is located at 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448. For more information regarding Bridgeway, please read the section entitled “INVESTMENT SUB-ADVISORY AGREEMENTS—Between SFIM, the Trust and Bridgeway” in the SAI.

Rainier

SFIM has engaged Rainier as an investment sub-adviser to provide day-to-day

33

portfolio management for a portion of the Small/ Mid Cap Equity Fund. Prior to December 1, 2006, Capital Guardian served as investment sub-adviser to the Small/Mid Cap Equity Fund.

Rainier, which is located at 601 Union Street, Suite 2801, Seattle, Washington 98101, manages assets for various clients, including corporations, public and corporate pension plans, foundations and charitable endowments, high-net-worth individuals and mutual funds. Rainier is owned and operated by seventeen principals, twelve of whom are Rainier shareholders. For more information regarding Rainier, please read the section entitled “INVESTMENT SUB-ADVISORY AGREEMENTS—Between SFIM, the Trust and Rainier” in the SAI.

34

PORTFOLIO MANAGERS

The Funds are managed by portfolio management teams as described below.

Money Market Fund

Donald Heltner and Duncan Funk are the portfolio managers responsible for the day-to-day management of the Money Market Fund. Messrs. Heltner and Funk have been associated with the Money Market Fund since 2003 and 1998, respectively. Messrs. Heltner and Funk generally have different roles on the Money Market Fund management team. Over the past five years, Mr. Heltner and Mr. Funk have been involved in all aspects of managing fixed income portfolios for State Farm Mutual Automobile Insurance Company and its affiliated entities. The Money Market Fund invests in fixed income securities.

Large Cap Equity Index Fund

Diane Hsiung and Greg Savage are primarily responsible for the day-to-day management of the Large Cap Equity Index Fund. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategies, researching and reviewing investment strategies, and overseeing members of his or her portfolio management team with more limited responsibilities, but each portfolio manager has appropriate limitations on his or her authority for risk management and compliance purposes.

Diane Hsiung is an employee of BGFA and Barclays Global Investors, N.A. (“BGI”) and has been primarily responsible for the day-to-day management of the Large Cap Equity Index Fund since January 2008. Ms. Hsiung has been a portfolio manager with BGFA and BGI since 2002.

Greg Savage is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of the Large Cap Equity Index Fund since January 2008. Mr. Savage has been a portfolio manager with BGFA and BGI since 2001.

Small Cap Equity Index Fund

Diane Hsiung and Greg Savage are primarily responsible for the day-to-day management of the Small Cap Equity Index Fund. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities, but each portfolio manager has appropriate limitations on his or her authority for risk management and compliance purposes.

Diane Hsiung is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of the Small Cap Equity Index Fund since January 2008. Ms. Hsiung has been a portfolio manager with BGFA and BGI since 2002.

Greg Savage is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of the Small Cap Equity Index Fund since January 2008. Mr. Savage has been a portfolio manager with BGFA and BGI since 2001.

35

International Equity Index Fund

Diane Hsiung and Greg Savage are primarily responsible for the day-to-day management of the International Equity Index Fund. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities, but each portfolio manager has appropriate limitations on his or her authority for risk management and compliance purposes.

Greg Savage is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of equity securities since January 2008. Mr. Savage has been a portfolio manager with BGFA and BGI since 2001.

Diane Hsiung is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of the International Equity Index Fund since January 2008. Ms. Hsiung has been a portfolio manager with BGFA and BGI since 2002.

Large Cap Equity Fund

Capital Guardian serves as investment sub-adviser to the Large Cap Equity Fund. Capital Guardian uses a multiple portfolio manager system in managing the Fund’s assets. Under this approach, the portfolio of the Large Cap Equity Fund is divided into segments managed by individual managers. Managers decide how their respective segments will be invested, within the limits provided by the Fund’s objectives and policies and by Capital Guardian’s investment committee. In addition, Capital Guardian’s investment analysts may make investment decisions with respect to a portion of the Large Cap Equity Fund’s portfolio. Certain portfolio managers may also have investment analyst responsibilities with respect to specific research coverage.

The chart below indicates the name, title, and length of service of the persons associated with Capital Guardian who are primarily responsible for the day-to-day management of the Large Cap Equity Fund’s portfolio and each person’s business experience during the past five years.

Portfolio Manager Title, Company Affiliation	Length of Service with Capital Guardian or with a Capital Guardian Affiliate	Business Experience During the past 5 years
Theodore R. Samuels Director and Senior Vice President, Capital Guardian	26 years	Investment Professional
Karen A. Miller Director and Senior Vice President Capital Guardian	17 years	Investment Professional
Todd S. James Senior Vice President, Capital Guardian	22 years	Investment Professional

36

Small/Mid Cap Equity Fund

The chart below indicates the name, title, and length of service of the persons associated with Bridgeway and Rainier who are primarily responsible for the day-to-day management for each respective sub-adviser’s segment of the Small/Mid Cap Equity Fund’s portfolio, and each person’s business experience during the past five years:

Bridgeway Portfolio Managers

Portfolio Manager and Title with Bridgeway	Length of Service with Bridgeway	Business Experience During the past 5 years
John Montgomery, President	14 years	Portfolio Manager of equity securities
Elena Khoziaeva, CFA, Investment Team Member	9 years	Investment management, research and analysis
Michael Whipple, CFA, Investment Team Member	5 years	Investment management, research and analysis
Rasool Shaik, CFA, Investment Team Member	2 years	Investment management, research and analysis; software consulting; MBA Student

Rainier Portfolio Managers

Portfolio Manager and Title with Rainier	Length of Service with Rainier	Business Experience During the past 5 years
Daniel M. Brewer, CFA, Senior Portfolio Manager	More than 5 years	Portfolio Manager of equity securities
Mark W. Broughton, CFA, Senior Portfolio Manager	More than 5 years	Portfolio Manager of equity securities
Mark H. Dawson, CFA, Senior Portfolio Manager	More than 5 years	Portfolio Manager of equity securities
James R. Margard, CFA, Chief Investment Officer	More than 5 years	Portfolio Manager of equity securities
Peter M. Musser, CFA, Senior Portfolio Manager	More than 5 years	Portfolio Manager of equity securities
Andrea F. Durbin, CFA, Senior Portfolio Manager	More than 5 years	Portfolio Manager of equity securities and fixed income
Stacie L. Cowell, CFA, Senior Portfolio Manager	2 years	Portfolio Manager of equity securities; Senior Vice President and Lead Portfolio Manager Invesco Funds 1996-2004

Rainier’s segment of the Small/Mid Cap Equity Fund is team-managed by the Rainier portfolio managers listed above. The portfolio managers make recommendations on investments within industries to which they are assigned. The Chief Investment Officer has final responsibility relating to asset allocation, equity selection and portfolio weightings.

37

International Equity Fund

Capital Guardian serves as sub-adviser to the International Equity Fund. Capital Guardian uses a multiple portfolio manager system in managing the Fund’s assets. Under this approach, the portfolio of the International Equity Fund is divided into segments managed by individual managers. Managers decide how their respective segments will be invested, within the limits provided by the Fund’s objectives and policies and by Capital Guardian’s investment committee. In addition, Capital Guardian’s investment analysts may make investment decisions with respect to a portion of the International Equity Fund’s portfolio. Certain portfolio managers may also have investment analyst responsibilities with respect to specific research coverage.

The chart below indicates the name, title, and length of service of the persons associated with Capital Guardian who are primarily responsible for the day-to-day management of the International Equity Fund’s portfolio and each person’s business experience during the past five years.

Portfolio Manager Title, Company Affiliation	Length of Service with Capital Guardian or with a Capital Guardian Affiliate	Business Experience During the past 5 years
David I. Fisher Chairman of the Board Capital Guardian	38 years	Investment Professional
Arthur J. Gromadzki Senior Vice President of Capital International Research, Inc., a Capital Guardian affiliate	21 years	Investment Professional
Richard N. Havas Vice Chairman and Director of Capital Guardian (Canada) Inc., a Capital Guardian affiliate	21 years	Investment Professional
Seung Kwak Senior Vice President for Capital International K.K, a Capital Guardian affiliate	5 years, 17 years with Zurich Scudder Investments	Investment Professional (regional coverage responsibilities in Japan)
Nancy J. Kyle Vice Chairman and Director Capital Guardian	17 years	Investment Professional
John M.N. Mant President and Director of Capital International Limited, a Capital Guardian affiliate	17 years	Investment Professional (regional coverage responsibilities in Europe)
Lionel M. Sauvage Director and Senior Vice President, Capital Guardian	20 years	Investment Professional
Nilly Sikorsky Chairman of Capital International S.A., a Capital Guardian affiliate	45 years	Investment Professional
Rudolf M. Staehelin Senior Vice President and Director of Capital International S.A., a Capital Guardian affiliate	26 years	Investment Professional

38

Bond Fund

Donald Heltner and Duncan Funk are the portfolio managers responsible for the day-to-day management of the Bond Fund. Messrs. Heltner and Funk have been associated with the Bond Fund since 2003 and 1998, respectively. Messrs. Heltner and Funk generally have different roles on the Bond Fund management team. Mr. Heltner’s role on the management team includes overseeing the process for buying and selling fixed income securities and maintaining investment policies. Mr. Funk’s role on the management team includes selecting fixed income securities for purchase and sale, conducting fixed income research, reviewing research data, and maintaining investment policies.

Stock and Bond Balanced Fund

Donald Heltner and Duncan Funk are responsible for the day-to-day management of the Stock and Bond Balanced Fund. Mr. Heltner, Vice President—Fixed Income at State Farm Mutual Automobile Insurance Company, and Mr. Funk have been associated with the Stock and Bond Balanced Fund since 2003 and 1998, respectively. Over the past five years, Mr. Heltner and Mr. Funk have been involved in all aspects of managing fixed income portfolios for State Farm Mutual Automobile Insurance Company and its affiliated entities.

The Stock and Bond Balanced Fund invests in shares of the Large Cap Equity Index Fund and the Bond Fund that invest in either common stocks or bonds, and, consequently, has portfolio managers with separate and distinct roles. Ms. Leung and Mr. O’Connor are primarily responsible for managing the common stock investments of the Large Cap Equity Index Fund. Their roles on the Stock and Bond Balanced Fund management team are the same as identified for the Large Cap Equity Index Fund. Messrs. Heltner and Funk are primarily responsible for managing the bond investments of the Bond Fund. Their roles on the Stock and Bond Balanced Fund management team are the same as identified for the Bond Fund.

The SAI provides additional information regarding the portfolio managers’ compensation, other accounts they manage, and their ownership of securities issued by the Funds.

39

CALCULATING NET ASSET VALUE

The offering price of the shares of each Fund is its Net Asset Value (NAV). NAV is calculated by adding all of the assets of a Fund, subtracting the Fund’s liabilities, then dividing by the number of outstanding shares. A separate NAV is calculated for each Fund.

The NAV for each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange (“NYSE”) (currently at 4:00 PM, Eastern Time) on each day when the NYSE is open for business. Shares will not be priced on days when the NYSE is closed.

As a general rule, the portfolio securities of each Fund that are traded on a national exchange are valued at their last sale price on that exchange prior to the time when the NAV is calculated. In the absence of any exchange sales on that day and for unlisted equity securities, such securities are valued at the last sale price on the Nasdaq (National Association of Securities Dealers Automated Quotations) National Market. In the absence of any National Market sales on that day or in the case of debt securities, such securities are valued at the last reported bid price.

If the market quotations described above are not available, portfolio securities, other than short-term debt securities, may be valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. Fair value pricing typically is used when trading for a portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation, or when a portfolio security has limited liquidity resulting in no market derived price. Securities also may be fair valued as a result of significant events that occur after the close of trading in markets within which the securities are valued for NAV calculation. Examples of significant events may include government action and acts of terrorism.

The intended effect of fair value pricing is to take into consideration all significant events, including those that have occurred between the time a security last traded and the time of NAV calculation, so that the NAV of a Fund fairly and accurately represents the value of the Fund’s holdings. Fair valuation may reduce the ability of an investor to take advantage of a lag between a significant change in the value of the Fund’s holdings and the reflection of that change in the Fund’s NAV.

Debt instruments held with a remaining maturity of 60 days or less (other than U.S. Treasury bills) and all of the assets of the Money Market Fund are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the Board of Trustees believes the amortized cost method of valuation does not fairly reflect the fair value of any security, fair value will be determined in good faith by or under the direction of the Board of Trustees of the Trust as in the case of securities having a maturity of more than 60 days.

The foreign securities held by the Large Cap Equity Index Fund, Large Cap Equity Fund, Small MidCap Equity Fund, International Equity Fund and International Equity Index Fund are traded on securities exchanges throughout the

40

world. Trading on these foreign securities exchanges is completed at various times throughout the day and often does not coincide with the close of trading on the NYSE. The value of the foreign securities used in computing the NAV for a Fund holding such securities is determined as of the earlier of the time the exchange on which the securities are traded closes or as of the close of trading on the NYSE. As a result, it is possible that events affecting the value of such securities may occur that are not reflected in the computation of the Fund’s NAV. When events occur that materially affect the value of foreign securities held by a Fund, the securities may be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

Foreign securities exchanges may also be open on days when the Funds do not compute their NAV. Accordingly, there may be occasions when either the Large Cap Equity Index Fund, International Equity Index Fund, Large Cap Equity Fund, Small/Mid Cap Equity Fund, or International Equity Fund do not calculate its NAV but when the value of such Fund’s portfolio securities is affected by such trading activity.

Effective January 1, 2006, the Trust’s Board of Trustees amended the Trust’s procedures used to value non-U.S. securities (“foreign securities”) held by the International Equity Fund and the International Equity Index Fund. The revised procedures require foreign securities held by these two Funds to be fair valued using prices provided by a third-party pricing service in certain circumstances. SFIM fair values foreign securities held by these two Funds on valuation days when the closing prices for such securities are determined not to reflect the market value of such securities as of the time the Funds compute their NAVs. SFIM uses systematic and objective standards to determine when the closing prices of the foreign securities held by the International Equity Fund and the International Equity Index Fund do not reflect the market value of such securities.

Market Timing

The Trust does not accommodate inappropriate frequent trading, including short-term “market timing” transactions among the Funds, as these transactions can adversely affect the Funds, investors and the performance of the Funds. In particular, such transactions may dilute the value of the Funds’ shares, interfere with the efficient management of the Funds’ portfolios, and increase brokerage and administrative costs of the Funds. In order to protect the Funds and investors from this potential harmful activity, the Board of Trustees of the Trust has adopted market timing policies and procedures. The market timing policies and procedures are designed to try to discourage, detect and deter frequent transfer activity that may adversely affect other investors.

Investors seeking to engage in frequent trading activity may deploy a variety of strategies to avoid detection. Our ability to detect such trading activity is limited by operational systems and technological limitations. Because the shares of the Funds are held in insurance company separate accounts, the Funds typically are not able to identify trading by a particular investor, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. Furthermore, the identification of investors determined to be engaged in such activity involves judgments that are inherently subjective. We cannot guarantee that our market timing policies and procedures will detect every potential market timer, but we apply our market timing policies and procedures uniformly, including any and all restrictions, to

41

all investors without special arrangement, waiver or exception. Because we cannot guarantee that our market timing policies and procedures will detect every market timer, investors bear the risk that frequent transfer activity may occur, resulting in dilution of the value of Fund shares, interference with the efficient management of the Funds’ portfolios, and increases in brokerage and administrative costs of the Funds.

If we believe, in our judgment, that an investor has been engaged in market timing (i.e., frequent trading that could adversely affect the Funds, other investors, or the performance of the Funds), we will reject a transfer request. We also will restrict that investor’s transfer privileges by notifying the investor that, from that date forward, he or she will only be permitted to make transfers to or from specified Funds by original signature conveyed through U.S. regular mail and any telephone, facsimile or overnight delivery instructions will not be accepted. We will impose this restriction for one calendar year. We will apply this policy uniformly to all similarly situated investors. Please keep in mind that once an investor has been identified as a market timer, we will impose this original signature restriction on that investor even if we cannot specifically identify, in the particular circumstances, any harmful effect from that investor’s particular transfers.

The Board of Trustees, in its sole discretion, may revise these market timing policies and procedures at any time without prior notice as necessary to better detect and deter frequent transfers that may adversely affect other investors, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on market timers. If the Board revises our market timing policies and procedures, we will apply such changes uniformly to all similarly situated investors. To the extent permitted by applicable law, we reserve the right to impose a redemption fee.

We do not include transactions made pursuant to dollar-cost averaging and portfolio rebalancing programs in these limitations.

Certain Funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Fund invests a significant portion of its assets in foreign securities, the Fund may be more susceptible to a time zone arbitrage strategy in which an investor seeks to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market, but prior to the pricing of the Fund’s shares. A Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage).

42

TAXES

For federal income tax purposes, each Fund will be treated as a separate entity. Each Fund intends to qualify each year as a ‘‘regulated investment company’’ under the Internal Revenue Code. By so qualifying, a Fund will generally not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to the shareholders. Further, each Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

The shareholders of the Funds are the separate accounts of participating insurance companies. Under current law, owners of variable universal life insurance and deferred annuity contracts that have invested in a Fund through such contracts are not subject to federal income tax on Fund distributions or on gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contracts. For information concerning the federal tax consequences to the purchasers of the variable deferred annuity contracts and variable universal life insurance policies, see the accompanying prospectus for such contract or policy.

For more information about the tax status of the Funds, see ‘‘Taxes’’ in the SAI.

43

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund. The table does not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If those charges and expenses were included, the total return would be lower. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with each Fund’s financial statements, is included in the December 31, 2007 annual report. The annual report may be obtained from SFIM upon request without charge.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,		From commencement of investment operations July 26, 2005 to December 31, 2005
	2007	2006
Net asset value, beginning of period	$11.43	$10.33	10.00

Income from Investment Operations

Net investment income(a)	0.26	0.20	0.07

Net gain (loss) on investments (both realized and unrealized)	(1.00)	1.45	0.34

Total from investment operations	(0.74)	1.65	0.41

Less Distributions

Net investment income	(0.24)	(0.18)	(0.07)

Net realized gain	(0.63)	(0.37)	(0.01)

Total distributions	(0.87)	(0.55)	(0.08)

Net asset value, end of period	$9.82	$11.43	10.33

Total Return(b)	(6.55)%	15.91%	4.14%

Net assets, end of period (millions)	$40.2	$36.6	26.9

Ratios to average net assets assuming expense reductions

Expenses	0.70%	0.70%	0.70	%(c)

Net investment income	2.24%	1.83%	1.71	%(c)

Ratios to average net assets absent expense reductions

Expenses	0.70%	0.71%	0.85	%(c)

Net investment income	2.24%	1.82%	1.56	%(c)

Portfolio turnover rate	40%	34%	15%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Total return is not annualized for periods that are less than a full year. Effective for the year ended December 31, 2007, total return was calculated based upon net asset values for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.
(c)	Determined on an annualized basis.

44

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,		From commencement of investment operations July 26, 2005 to December 31, 2005
	2007	2006
Net asset value, beginning of period	$10.79	$9.64	10.00

Income from Investment Operations

Net investment income(a)(b)	—	—	0.01

Net gain (loss) on investments (both realized and unrealized)	1.71	1.41	(0.32)

Total from investment operations	1.71	1.41	(0.31)

Less Distributions

Net investment income(b)	—	—	(0.01)

Net realized gain	(1.22)	(0.26)	(0.04)

Total distributions	(1.22)	(0.26)	(0.05)

Net asset value, end of period	$11.28	$10.79	9.64

Total Return(c)	15.81%	14.58%	(3.14%)

Net assets, end of period (millions)	$41.2	$30.4	24.6

Ratios to average net assets assuming expense reductions

Expenses	0.90%	0.90%	0.90	%(d)

Net investment income	0.04%	0.00%	0.21	%(d)

Ratios to average net assets absent expense reductions

Expenses	0.97%	0.95%	1.11	%(d)

Net investment income	(0.03)%	(0.05%)	0.00	%(d)

Portfolio turnover rate	96%	161%	22%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Income and distributions from net investment income represent less than $0.01 per share in 2007 and 2006.
(c)	Total return is not annualized for periods that are less than a full year. Effective for the year ended December 31, 2007, total return was calculated based upon net asset values for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.
(d)	Determined on an annualized basis.

45

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,			From commencement of investment operations July 26, 2005 to December 31, 2005
	2007	2006
Net asset value, beginning of period	$12.93	$11.63		10.00

Income from Investment Operations

Net investment income(a)	0.17	0.19		0.02

Net gain (loss) on investments (both realized and unrealized)	1.30	2.05		1.70

Total from investment operations	1.47	2.24		1.72

Less Distributions

Net investment income	(0.22)	(0.27)		(0.06)

Net realized gain	(1.34)	(0.67)		(0.03)

Total distributions	(1.56)	(0.94)		(0.09)

Net asset value, end of period	$12.84	$12.93		11.63

Total Return(b)	11.10%	19.23	%(c)	17.25%

Net assets, end of period (millions)	$47.2	$38.9		29.8

Ratios to average net assets assuming expense reductions

Expenses	1.00%	1.00%		1.00	%(d)

Net investment income	1.23%	1.48%		0.50	%(d)

Ratios to average net assets absent expense reductions

Expenses	1.23%	1.22%		1.35	%(d)

Net investment income	1.00%	1.26%		0.15	%(d)

Portfolio turnover rate	49%	30%		10%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Total return is not annualized for periods that are less than a full year. Effective for the year ended December 31, 2007, total return was calculated based upon net asset values for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.
(c)	Based on a net asset value of $12.93, as of December 31, 2006 (as calculated for financial reporting purposes, taking into account transactions that occurred on December 29, 2006 and the subsequent fair valuation of the equity securities). For shareholder purchases and redemptions on December 29, 2006, the net asset value was $12.95, which caused the total return for the year ended December 31, 2006 to be equivalent to 19.41%.
(d)	Determined on an annualized basis.

46

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2007		2006	2005	2004	2003
Net asset value, beginning of period	$14.37		$12.63	12.26	11.27	8.89

Income from Investment Operations

Net investment income(a)	0.25		0.22	0.19	0.20	0.14

Net gain (loss) on investments (both realized and unrealized)	0.50		1.74	0.37	0.98	2.38

Total from investment operations	0.75		1.96	0.56	1.18	2.52

Less Distributions

Net investment income	(0.25)		(0.22)	(0.19)	(0.19)	(0.14)

Net realized gain	(0.04)		—	—	—	—

Total distributions	(0.29)		(0.22)	(0.19)	(0.19)	(0.14)

Net asset value, end of period	$14.83		$14.37	12.63	12.26	11.27

Total Return(b)	5.23%		15.49%	4.57%	10.46%	28.31%

Net assets, end of period (millions)	$613.1		$599.2	522.0	497.4	395.8

Ratios to average net assets

Expenses	0.31	%(c)	0.31%	0.32%	0.30%	0.31%

Net investment income	1.65%		1.64%	1.57%	1.73%	1.47%

Portfolio turnover rate	4%		3%	4%	3%	1%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Effective for the year ended December 31, 2007, total return was calculated based upon net asset values for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.
(c)	The effect of expense reimbursements is less than 0.005%.

47

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$12.94	$11.95	12.31	10.79	7.43

Income from Investment Operations

Net investment income(a)	0.15	0.11	0.08	0.08	0.06

Net gain (loss) on investments (both realized and unrealized)	(0.43)	2.02	0.45	1.85	3.36

Total from investment operations	(0.28)	2.13	0.53	1.93	3.42

Less Distributions

Net investment income	(0.14)	(0.10)	(0.08)	(0.06)	(0.06)

Net realized gain	(0.95)	(1.04)	(0.81)	(0.35)	—

Total distributions	(1.09)	(1.14)	(0.89)	(0.41)	(0.06)

Net asset value, end of period	$11.57	$12.94	11.95	12.31	10.79

Total Return(b)	(2.22)%	17.75%	4.25%	17.89%	45.96%

Net assets, end of period (millions)	$276.2	$292.2	253.1	264.0	208.0

Ratios to average net assets assuming expense reductions

Expenses	0.49%	0.49%	0.50%	0.48%	0.50%

Net investment income	1.15%	0.81%	0.64%	0.71%	0.71%

Ratios to average net assets absent expense reductions

Expenses	0.50%	0.49%	0.50%	0.48%	0.51%

Net investment income	1.14%	0.81%	0.64%	0.71%	0.70%

Portfolio turnover rate	20%	23%	17%	20%	22%

(a)	Average shares outstanding for the period were used to calculate net investment income per share
(b)	Effective for the year ended December 31, 2007, total return was calculated based upon net asset values for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.

48

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2007	2006		2005	2004	2003
Net asset value, beginning of period	$16.32	$13.57		12.28	10.50	7.75

Income from Investment Operations

Net investment income(a)	0.38	0.33		0.25	0.19	0.15

Net gain (loss) on investments (both realized and unrealized)	1.30	3.09		1.40	1.83	2.78

Total from investment operations	1.68	3.42		1.65	2.02	2.93

Less Distributions

Net investment income	(0.47)	(0.41)		(0.28)	(0.24)	(0.18)

Net realized gain	(0.42)	(0.26)		(0.08)	—	—

Total distributions	(0.89)	(0.67)		(0.36)	(0.24)	(0.18)

Net asset value, end of period	$17.11	$16.32		13.57	12.28	10.50

Total Return(b)	10.04%	25.20	%(c)	13.44%	19.26%	37.84%

Net assets, end of period (millions)	$394.5	$366.6		292.6	253.6	203.7

Ratios to average net assets assuming expense reductions

Expenses	0.71%	0.72%		0.74%	0.75%	0.75%

Net investment income	2.19%	2.16%		1.98%	1.76%	1.75%

Ratios to average net assets absent expense reductions

Expenses	0.71%	0.72%		0.74%	0.77%	0.77%

Net investment income	2.19%	2.16%		1.98%	1.74%	1.73%

Portfolio turnover rate	6%	3%		3%	4%	5%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Effective for the year ended December 31, 2007, total return was calculated based upon net asset values for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.
(c)	Based upon net asset value of $16.32 as of December 31, 2006 (as calculated for financial reporting purposes, taking into account transactions that occurred on December 29, 2006 and the subsequent fair valuation of the equity securities). For shareholder purchases and redemptions on December 29, 2006, the net asset value was $16.35, which caused the total return for the year ended December 31, 2006 to be equivalent to 25.43%.

49

STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$12.96	$11.96	11.87	11.30	9.82

Income from Investment Operations

Net investment income(a)	0.36	0.33	0.31	0.31	0.27

Net gain (loss) on investments (both realized and unrealized)	0.39	0.98	0.06	0.50	1.51

Total from investment operations	0.75	1.31	0.37	0.81	1.78

Less Distributions

Net investment income	(0.34)	(0.31)	(0.28)	(0.23)	(0.27)

Net realized gain	(0.04)	—	—	(0.01)	(0.03)

Total distributions	(0.38)	(0.31)	(0.28)	(0.24)	(0.30)

Net asset value, end of period	$13.33	$12.96	11.96	11.87	11.30

Total Return(b)	5.73%	11.03%	3.22%	7.26%	18.30%

Net assets, end of period (millions)	$98.5	$96.5	89.1	84.0	70.3

Ratios to average net assets assuming expense reductions

Expenses(c)	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	2.71%	2.68%	2.63%	2.69%	2.55%

Ratios to average net assets absent expense reductions

Expenses(c)	0.07%	0.06%	0.08%	0.05%	0.06%

Net investment income	2.64%	2.62%	2.55%	2.64%	2.49%

Portfolio turnover rate	3%	3%	1%	0%	1%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Effective for the year ended December 31, 2007, total return was calculated based upon net asset values for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.
(c)	Expense ratios relate to the Balanced Fund only and do not reflect the Fund’s proportionate share of the expenses of the underlying funds.

50

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2007		2006	2005	2004	2003
Net asset value, beginning of period	$9.92		$9.94	10.27	10.46	10.50

Income from Investment Operations

Net investment income	0.46		0.44	0.43	0.44	0.46

Net gain (loss) on investments (both realized and unrealized)	0.16		(0.02)	(0.33)	(0.19)	(0.03)

Total from investment operations	0.62		0.42	0.10	0.25	0.43

Less Distributions

Net investment income	(0.46)		(0.44)	(0.43)	(0.44)	(0.46)

Net realized gain	—		—	—	—	(0.01)

Total distributions	(0.46)		(0.44)	(0.43)	(0.44)	(0.47)

Net asset value, end of period	$10.08		$9.92	9.94	10.27	10.46

Total Return(a)	6.37%		4.34%	1.02%	2.40%	4.08%

Net assets, end of period (millions)	$190.3		$178.5	169.8	176.9	162.2

Ratios to average net assets

Expenses	0.58	%(b)	0.57%	0.57%	0.55%	0.56%

Net investment income	4.59%		4.46%	4.28%	4.22%	4.35%

Portfolio turnover rate	17%		19%	16%	10%	9%

(a)	Effective for the year ended December 31, 2007, total return was calculated based upon net asset values for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.
(b)	The effect of expense reimbursements is less than 0.005%.

51

STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$1.00	$1.00	1.00	1.00	1.00

Income from Investment Operations

Net investment income	0.05	0.04	0.03	0.01	0.01

Total from investment operations	0.05	0.04	0.03	0.01	0.01

Less Distributions

Net investment income	(0.05)	(0.04)	(0.03)	(0.01)	(0.01)

Total distributions	(0.05)	(0.04)	(0.03)	(0.01)	(0.01)

Net asset value, end of period	$1.00	$1.00	1.00	1.00	1.00

Total Return(a)	4.77%	4.59%	2.74%	0.87%	0.67%

Net assets, end of period (millions)	$49.8	$48.1	43.9	55.9	55.1

Ratios to average net assets assuming expense reductions

Expenses	0.50%	0.50%	0.50%	0.48%	0.48%

Net investment income	4.67%	4.51%	2.66%	0.87%	0.67%

Ratios to average net assets absent expense reductions

Expenses	0.55%	0.54%	0.54%	0.48%	0.48%

Net investment income	4.62%	4.47%	2.62%	0.87%	0.67%

(a)	Effective for the year ended December 31, 2007, total return was calculated based upon net asset values for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.

52

ADDITIONAL INFORMATION ABOUT THE FUNDS

For investors who would like more information about the Funds and the Trust, the following documents are available free upon request.

Statement of Additional Information (SAI).    The SAI contains additional information about all aspects of the Funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

Annual and Semi-Annual Reports.    You can obtain more information about the Trust’s investments and performance in its annual and semi-annual reports to shareholders. The Trust’s annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.

To obtain the SAI or the most recent annual or semi-annual report for the Funds, without charge, you may write to State Farm Investment Management Corp. at Three State Farm Plaza, Bloomington, IL 61791-0001 or call us at 888-702-2307.

The Trust also makes its SAI, semi-annual report and annual report available free of charge at its website, “http://www .statefarm.com/insurance/life_annuity/life/vari_univ/vprospec .asp”

Public Information.     You can review and copy information about the Trust and each Fund, including the SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-202-942-8090. Reports and other information about the Trust and the Funds also are available on the EDGAR Database on the Commission’s Internet site at “http://www.sec.gov.” You may obtain copies of this information, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

For purposes of any electronic version of this prospectus, any URLs contained herein are inactive textual references only. We have taken steps to ensure that any URLs in this prospectus were inactive at the time we created any electronic version of this prospectus.

INVESTMENT CO. ACT FILE NO. 811-08073

53

STATE FARM VARIABLE PRODUCT TRUST

Three State Farm Plaza

Bloomington, Illinois 61791-0001

(888) 702-2307

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2008

This Statement of Additional Information (SAI) is not a prospectus. Much of the information contained in this SAI expands upon matters discussed in the Prospectus and should, therefore, be read in conjunction with the Prospectus. The audited financial statements for State Farm Variable Product Trust for the period ended December 31, 2007 are incorporated into this SAI by reference from the Trust’s annual report to shareholders. To obtain a copy of an annual report or a Prospectus with the same date as this SAI, contact State Farm Investment Management Corp., Three State Farm Plaza, Bloomington, Illinois 61791-0001, (888) 702-2307.

MONEY MARKET FUND

LARGE CAP EQUITY INDEX FUND

SMALL CAP EQUITY INDEX FUND

INTERNATIONAL EQUITY INDEX FUND

LARGE CAP EQUITY FUND

SMALL/MID CAP EQUITY FUND

INTERNATIONAL EQUITY FUND

BOND FUND

STOCK AND BOND BALANCED FUND

ABOUT THE TRUST

State Farm Variable Product Trust (the “Trust”) is an open-end management investment company organized as a business trust under the laws of the State of Delaware on February 21, 1997. The Trust consists of nine separate investment portfolios (the “Funds” or a “Fund”), each of which is, in effect, a separate mutual fund. With the exception of the Stock and Bond Balanced Fund, each Fund is “diversified” as that term is defined in the Investment Company Act of 1940, as amended (the “Act”); the Stock and Bond Balanced Fund is non-diversified. The Trust issues a separate series of shares of beneficial interest for each Fund representing fractional undivided interests in that Fund. By investing in a Fund, you become entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, you share pro-rata in any losses of that Fund.

ABOUT THE INVESTMENTS OF THE FUNDS

INVESTMENT OBJECTIVES

The investment objective of each Fund is set forth and described in the Prospectus. Each Fund’s investment objective may be changed by the Board of Trustees with notice.

INVESTMENT SUB-ADVISERS

State Farm Investment Management Corp. (“SFIM”) has entered into agreements with investment sub-advisers for some of the Funds as set forth below:

Fund	Sub-adviser(s)
Large Cap Equity Fund	Capital Guardian Trust Company (“Capital Guardian”)
Small/Mid Cap Equity Fund	Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, Inc. (“Rainier”)
International Equity Fund	Capital Guardian
Large Cap Equity Index Fund	Barclays Global Fund Advisors, Inc. (“BGFA”)
Small Cap Equity Index Fund	BGFA
International Index Fund	BGFA

INVESTMENT TECHNIQUES

In addition to the investment objective of each Fund, the policies and certain techniques by which the Funds pursue their objectives are generally set forth in the Prospectus. This section is intended to augment the explanation found in the Prospectus.

THE MONEY MARKET FUND

The Money Market Fund invests only in instruments denominated in U.S. dollars that SFIM, under the supervision of the Trust’s Board of Trustees, determines present minimal credit risk and are, at the time of acquisition, either:

1. rated in one of the two highest rating categories for short-term debt obligations assigned by at least two nationally recognized statistical rating organizations (“NRSROs”), or by only one NRSRO if only one NRSRO has issued a rating with respect to the instrument; or

2. in the case of an unrated instrument, determined by SFIM, under the supervision of the Trust’s Board of Trustees, to be of comparable quality to the instruments described in paragraph 1 above; or

3. issued by an issuer that has received a rating of the type described in paragraph 1 above on other securities that are comparable in priority and security to the instrument.

Pursuant to Rule 2a-7 under the Act, securities which are rated (or that have been issued by an issuer that has been rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such security) in the highest short-term rating category by at least two NRSROs are designated “First Tier Securities.” Securities rated in the top two short-term rating categories by at least two NRSROs, but which are not rated in the highest short-term category by at least two NRSROs, are designated “Second Tier Securities.” A description of the ratings used by NRSROs is found in Appendix A herein.

Pursuant to Rule 2a-7, the Money Market Fund may not invest more than 5% of its assets taken at amortized cost in the securities of any one issuer (except the U.S. Government, including repurchase agreements collateralized by U.S. Government securities (defined below)). The Fund may, however, invest more than 5% of its assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although the Fund may not make more than one such investment at any time.

Further, the Fund will not invest more than the greater of (i) 1% of its total assets; or (ii) one million dollars in the securities of a single issuer that were Second Tier Securities when acquired by the Fund. In addition, the Fund may not invest more than 5% of its total assets in securities which were Second Tier Securities when acquired.

The foregoing policies are more restrictive than the fundamental investment restriction number 1 set forth below, which would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer. The Fund will operate in accordance with these policies to comply with Rule 2a-7.

EQUITY SECURITIES

Each of the Large Cap Equity Index Fund, the Small Cap Equity Index Fund, the International Equity Index Fund, the Large Cap Equity Fund, the Small/Mid Cap Equity Fund, the International Equity Fund, and the Stock and Bond Balanced Fund (through the Large Cap Equity Index Fund), invest in common stocks, which represent an equity interest (ownership) in a business. This ownership interest often gives these Funds the right to vote on measures affecting the company’s organization and operations. These Funds also invest in other types of equity securities, including preferred stocks and securities convertible into common stocks (discussed below). Over time, common stocks historically have provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, these Funds should be considered long-term investments, designed to provide the best results when held for several years or more. These Funds may not be suitable investments if you have a short-term investment horizon or are uncomfortable with an investment whose value is likely to vary substantially.

The Small/Mid Cap Equity Fund’s and the Small Cap Index Fund’s investments in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies. In addition, transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies. Because the Small/Mid Cap Equity Fund and Small Cap Index Fund emphasize the stocks of issuers with smaller market capitalizations, each can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than it would if it were to concentrate on more widely held stocks.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

From time to time, in the ordinary course of business, each Fund may purchase securities on a when-issued basis or delayed-delivery basis, i.e., delivery and payment can take place a month or more after the date of the transaction. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Trust will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of that Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. Each Fund will also segregate cash or cash equivalents or other liquid portfolio securities equal in value, marked to market on a daily basis, to commitments for such when-issued or delayed-delivery securities. As a general matter each Fund will hold less than 5% of its total assets in commitments to purchase securities on a delayed-delivery or when-issued basis and will not, under any circumstances, purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 10% of the net assets of the Fund would be so invested.

LOANS OF PORTFOLIO SECURITIES

Each Fund may from time to time lend securities that it holds to brokers, dealers and financial institutions, up to a maximum of 33% of the total value of each Fund’s assets. This percentage may not be increased without approval of a majority of the outstanding voting securities of the respective Funds. See “Fundamental Restrictions” on page 16. Such loans will be secured by collateral in the form of cash or United States Treasury securities, or other liquid securities as permitted by the Securities and Exchange Commission (“Commission”), which at all times while the loan is outstanding, will be maintained in an amount at least equal to the current market value of the loaned securities. The Fund making the loan will continue to receive interest and dividends on the loaned securities during the term of the loan, and, in addition, will receive a fee from the borrower or interest earned from the investment of cash collateral in short-term securities. The Fund will also receive any gain or loss in the market value of loaned securities and of securities in which cash collateral is invested during the term of the loan.

The right to terminate a loan of securities, subject to appropriate notice, will be given to either party. When a loan is terminated, the borrower will return the loaned securities to the appropriate Fund. No Fund will have the right to vote securities on loan, but each would terminate a loan and regain the right to vote if the Trust’s Board of Trustees deems it to be necessary in a particular instance.

For tax purposes, the dividends, interest and other distributions which a Fund receives on loaned securities may be treated as other than qualified income for the 90% test. See TAXES—GENERAL TAX INFORMATION. Each Fund intends to lend portfolio securities only to the extent that this activity does not jeopardize its status as a regulated investment company under the Internal Revenue Code of 1986.

The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when the collateral is insufficient to replace the full amount of the loan. The borrower would be liable for the shortage, but the Fund making the loan would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, each Fund will make loans of securities only to firms SFIM or, when appropriate, BGFA, Capital Guardian, Bridgeway or Rainier (under the supervision of the Board of Trustees) deems creditworthy.

DEBT SECURITIES

Under normal circumstances, the Bond Fund and the Stock and Bond Balanced Fund (through its investment in the Bond Fund) may invest in debt securities of corporate and governmental issuers, including “investment grade” securities (securities within the four highest grades (AAA/Aaa to BBB/Baa) assigned by Moody’s Investor Services, Inc. (“Moody’s”) or Standard and Poor’s, a division of the McGraw-Hill Companies, Inc. (“S&P”)) and lower-rated securities (securities rated BB or lower by S&P or Ba or lower by Moody’s, commonly called “junk bonds”), and securities that are not rated, but are of comparable quality. See Appendix A for a Description of Bond Ratings.

The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund’s portfolio as well as on market conditions. In general, a decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

Investment in lower grade securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, such securities are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in making their principal and interest payments.

In addition, lower grade securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and ask prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. Adverse publicity and investor perceptions may negatively affect the market value and liquidity of these securities.

The Large Cap Equity Index Fund may purchase debt securities that are not rated if, in the opinion of BGFA, the investment sub-adviser for the Large Cap Equity Index Fund, such obligation is of investment quality comparable to other rated investments that are permitted to be purchased by the Large Cap Equity Index Fund. After purchase by the Large Cap Equity Index Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Large Cap Equity Index Fund. Neither event will require a sale of such security by the Large Cap Equity Index Fund, provided that the amount of such securities held by the Large Cap Equity Index Fund does not exceed 5% of the Large Cap Equity Index Fund’s net assets. To the extent the ratings given by Moody’s or by S&P may change as a result of changes in such organizations or their rating systems, the Large Cap Equity Index Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

The Large Cap Equity Index Fund is not required to sell downgraded securities, and it could hold up to 5% of its net assets in debt securities rated below “Baa” by Moody’s or below “BBB” by S&P or if unrated, low quality (below investment grade) securities.

CONVERTIBLE SECURITIES

The Bond Fund may invest up to 20% of its total assets in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer’s capital structure and entail less risk of declines in market value than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating a convertible security, SFIM usually gives primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which the Bond Fund may invest are subject to the same rating criteria as its investment in non-convertible debt securities.

Because the Stock and Bond Balanced Fund invests a portion of its assets in the Bond Fund, the Stock and Bond Balanced Fund is subject to the same risks with regard to investments in convertible securities.

FLOATING- AND VARIABLE-RATE OBLIGATIONS

The Large Cap Equity Index Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if BGFA determines that, at the time of investment, the obligations are of comparable quality to the other obligations in which the Fund may invest. BGFA, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund’s portfolio. The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

MORTGAGE-BACKED SECURITIES

The Bond Fund and Stock and Bond Balanced Fund (through its investment in the Bond Fund) may purchase mortgage backed securities. Mortgage-backed securities represent interests in pools of mortgages. The underlying mortgages normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs. Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities is a “pass-through certificate.” Holders of pass-through certificates receive a pro rata share of the payments from the underlying mortgages. Holders also receive a pro rata share of any prepayments, so they assume all the prepayment risk of the underlying mortgages.

Collateralized mortgage obligations (CMOs) are complicated instruments that allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and market risks for each CMO class.

In addition, CMOs may allocate interest payments to one class (IOs) and principal payments to another class (POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs’ prices tend to increase when interest rates rise (and prepayments fall), making IOs a useful hedge against market risk.

Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high rate mortgages when mortgage rates fall. This results in the prepayment of mortgage backed securities, which deprives holders of the securities of the higher yields. Conversely, when mortgage rates increase, prepayments due to refinancings decline. This extends the life of mortgage-backed securities with lower yields. As a result, increases in prepayments of premium mortgage-backed securities, or decreases in prepayments of discount mortgage-backed securities, may reduce their yield and price.

This relationship between interest rates and mortgage prepayments makes the price of mortgage-backed securities more volatile than most other types of fixed income securities with comparable credit risks. Mortgage backed securities tend to pay higher yields to compensate for this volatility.

CMOs may include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and any prepayments in excess of this rate. In addition, PACs will receive the companion classes’ share of principal payments if necessary to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risk by increasing the risk to their companion classes.

Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as London-Inter Bank Offering Rate (“LIBOR”). The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and market risks from the Floater to the Inverse Floater class, reducing the price volatility of Floater class and increasing the price volatility of the Inverse Floater class.

CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, real estate mortgage investment conduits (REMICs) (offerings of multiple class mortgage backed securities which qualify and elect treatment as such under provisions of the Code) have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risk depends upon the structure of the CMOs. Z classes, IOs, POs, and Inverse Floaters are among the most volatile investment grade fixed income securities currently traded in the United States. However, the actual return on any type of mortgage backed security depends upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

ASSET-BACKED SECURITIES

The Bond Fund and Stock and Bond Balanced Fund (through its investment in the Bond Fund) may purchase asset backed securities, which represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as installment loan contracts, leases of various types of real and personal property, motor vehicle installment sales contracts and receivables from revolving credit (credit card) agreements. Asset-backed securities may be considered illiquid securities and, therefore, may be subject to a Fund’s 15% (10% with respect to the Money Market Fund) limitation on such investments. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, including prepayment risk.

Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market’s ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

MORTGAGE DOLLAR ROLLS

The Bond Fund and the Stock and Bond Balanced Fund (through its investment in the Bond Fund) may enter into mortgage dollar roll transactions in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. Realized gains and losses are deferred until the ultimate sale of the security (without repurchase).

WARRANTS

The Bond Fund and, indirectly, the Stock and Bond Balanced Fund, the Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, and the Large Cap, Small Cap and International Equity Index Funds may invest in warrants or rights (other than those acquired in units or attached to other securities) which entitle the purchaser to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The Bond Fund may retain up to 10% of the value of its total assets in common stocks acquired by the exercise of warrants attached to debt securities.

LETTERS OF CREDIT

Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Large Cap Equity Index Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letters of credit are not federally insured instruments. Only banks, savings and loan associations and insurance companies which, in the opinion of BGFA, are of comparable quality to issuers of other permitted investments of the Large Cap Equity Index Fund may be used for letter of credit-backed investments. However, such banks may be unable to honor the letter of credit.

U.S. GOVERNMENT SECURITIES

All of the Funds may purchase securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities (“U.S. Government Securities”). Some U.S. Government Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency’s obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. U.S. Government Securities may also include zero coupon bonds.

U.S. Government Securities may also include zero coupon securities. Zero coupon securities are issued and traded at a discount and do not entitle the holder to any periodic payments of interest prior to maturity and, for this reason, may trade at a deep discount from their face or par value and may be subject to greater fluctuations in market value than ordinary debt obligations of comparable maturity. With zero coupon securities there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity; holders of zero coupon securities, however, forego the possibility of reinvesting at a higher yield than the rate paid on the originally issued security. With zero coupon securities there is no reinvestment risk on the principal amount of the investment. When held to maturity, the entire return from such instruments is determined by the difference between such instrument’s purchase price and its value at maturity.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are considered to include (a) securities for which the payment of principal and interest is backed by a guarantee of or an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participation in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

FOREIGN INVESTMENTS

Investing in the securities of companies organized outside the United States or of companies whose securities are principally traded outside the United States (“foreign issuers”) or investments in securities denominated or quoted in foreign currency (“non-dollar securities”) involves certain special considerations, including those set forth below, which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities.

The Large Cap Equity Index Fund (and indirectly the Stock and Bond Balanced Fund), International Equity Index Fund, Large Cap Equity Fund, Small/Mid Cap Equity Fund, and International Equity Fund each may invest in non-dollar denominated securities and the securities of foreign issuers (collectively, “foreign investments”). Each of these Funds may invest in foreign investments directly or in the form of American Depositary Receipts (“ADRs”), Canadian Depositary Receipts (“CDRs”), European Depositary Receipts (“EDRs”), International Depositary Receipts (“IDRs”) and Global Depositary Receipts (“GDRs”) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. Bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign investments. Generally, ADRs in registered form are designed for use in U.S. securities markets.

Each of Large Cap Equity Index Fund, (and indirectly the Stock and Bond Balanced Fund), International Equity Index Fund, Large Cap Equity Fund, Small/Mid Cap Equity Fund, and International Equity Fund may invest in Depositary Receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts with respect to the deposited securities. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Transactions involving investments in foreign issuers may involve the use of currencies of foreign countries. Since a Fund may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, it may be subject to currency exposure independent of its securities positions and may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. Accordingly, it may incur costs in connection with conversions between various currencies.

By making foreign investments, a Fund may also experience exchange control regulation or currency restrictions that prevent cash from being brought back into the United States or that prevent a Fund from converting foreign currency into U.S. dollars. Exchange control regulation or currency restrictions can cause a Fund to continue to be exposed to fluctuating exchange rates.

Since foreign issuers are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers, there may be less publicly available information about a foreign issuer than about a domestic issuer. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund making investments in securities of foreign issuers will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed and unlisted issuers than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund making an investment on such a market are uninvested and no return is earned on such assets. The inability of such a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Moreover, inability to dispose of portfolio investments due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability for the Fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund’s investments in those countries. Also, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

EMERGING MARKETS

The International Equity Fund may invest in securities of issuers located in emerging markets. Investments in emerging markets securities include special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the Fund’s assets is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of those securities or, if the Fund has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in emerging markets securities are typically higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

The risk also exists that an emergency situation may arise in one or more emerging markets. As a result, trading of securities may cease or may be substantially curtailed and prices for the Fund’s securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the U.S. Securities and Exchange Commission (the “SEC” or the “Commission”). Accordingly, if a Fund believes that appropriate circumstances exist, it will promptly apply to the Commission for a determination that such an emergency is present. During the period commencing from the Fund’s identification of such condition until the date of Commission action, that Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees of the Trust.

Income from securities held by a Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the emerging market countries in which the Fund invests. Net asset value of the Fund may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest or principal on debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which, in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund’s portfolio. Expropriation, confiscatory taxation, nationalization, political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur.

CURRENCY EXCHANGE TRANSACTIONS

The Funds may enter into currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market, through a forward currency exchange contract (“forward contract”) or through foreign currency futures contracts.

FORWARD CONTRACTS

A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign dealers or broker-dealers, are not traded on an exchange and are usually for less than one year, but may be longer or renewed.

Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. A currency transaction for a Fund is limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency or country. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Fund may aggregate such positions as to the currency hedged.

If a Fund enters into a forward contract hedging an anticipated or actual holding of portfolio securities, liquid assets of the Fund, having a value at least as great as the amount of the excess, if any, of the Fund’s commitment under the forward contract over the value of the portfolio position being hedged, will be segregated on the books of the Fund and held by the Fund’s custodian and marked to market daily, while the contract is outstanding.

At the maturity of a forward contract to deliver a particular currency, a Fund may sell the portfolio security related to such contract and make delivery of the currency received from the sale, or it may retain the security and either purchase the currency on the spot market or terminate its contractual obligation to deliver the currency by entering into an offsetting contract with the same currency trader for the purchase on the same maturity date of the same amount of the currency.

It is impossible to forecast precisely the market value of a portfolio security being hedged with a forward currency contract. Accordingly, at the maturity of a contract it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver under the forward contract and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if the sale proceeds exceed the amount of currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. If forward prices decline during the period between entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force it to cover its commitments for purchase or sale of currency, if any, at the current market price.

FOREIGN CURRENCY EXCHANGE CONTRACTS

In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the International Equity Fund and the International Equity Index Fund may enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the International Equity Fund or the International Equity Index Fund to establish a rate of exchange for a future point in time.

When entering into a contract for the purchase or sale of a security, the International Equity Fund or the International Equity Index Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

With respect to any forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward currency exchange contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. The International Equity Fund or the International Equity Index Fund also may incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

Liquid assets equal to the amount of the International Equity Fund or the International Equity Index Fund’s assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise “covered.” The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the International Equity Fund or the International Equity Index Fund. A forward contract to sell a foreign currency is “covered” if the International Equity Fund or the International Equity Index Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Portfolio to buy the same currency at a price that is (i) no higher than the International Equity Fund or the International Equity Index Fund’s price to sell the currency or (ii) greater than the International Equity Fund or the International Equity Index Fund’s price to sell the currency provided the International Equity Fund or the International Equity Index Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is “covered” if the International Equity Fund or the International Equity Index Fund holds a forward contract (or call option) permitting the International Equity Fund or the International Equity Index Fund to sell the same currency at a price that is (i) as high as or higher than the International Equity Fund or the International Equity Index Fund’s price to buy the currency or (ii) lower than the International Equity Fund or the International Equity Index Fund’s price to buy the currency provided the International Equity Fund or the International Equity Index Fund segregates liquid assets in the amount of the difference.

FOREIGN MONEY MARKET INSTRUMENTS

The Large Cap Equity Fund, Small/Mid Cap Equity Fund and International Equity Fund may invest up to 25% of its assets in foreign money market instruments. Foreign money market instruments include Eurodollar Certificates of Deposit (ECDs), Yankee dollar Certificates of Deposit (YCDs) and Eurodollar Time Deposits (ETDs), which are all U.S. dollar denominated certificates of deposit. ECDs are issued by, and ETDs are deposits of, foreign banks or foreign branches of U.S. banks. YCDs are issued in the U.S. by branches and agencies of foreign banks. Europaper is dollar-denominated commercial paper and other short-term notes issued in the U.S. by foreign issuers.

ECDs, ETDs, YCDs, and Europaper have many of the same risks as other foreign securities. Examples of these risks include economic and political developments that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank and the possible impact of interruptions in the flow of international currency transactions. Also, the issuing banks or their branches are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information.

INVESTMENT COMPANIES AND EXCHANGE-TRADED FUNDS

Each of the Large Cap Equity Index Fund, the Small Cap Equity Index Fund, the International Equity Index Fund, the Large Cap Equity Fund, the Small/Mid Cap Equity Fund, the International Equity Fund, and the Stock and Bond Balanced Fund (through the Large Cap Equity Index Fund) may invest in securities issued by other open-end and closed end, management investment companies, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to all such companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in securities of money market funds, including those advised by the SFIM, BGFA or affiliates of such companies, in excess of the limits discussed above. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

Each of the Large Cap Equity Index Fund, the Small Cap Equity Index Fund, the International Equity Index Fund, the Large Cap Equity Fund, the Small/Mid Cap Equity Fund, the International Equity Fund, and the Stock and Bond Balanced Fund (through the Large Cap Equity Index Fund) may purchase and sell shares of exchange-traded funds (“ETFs”), including shares of ETFs that are affiliated with BGFA. In the event BGFA invests in affiliated ETFs, BGFA will receive an advisory fee from such ETF. Typically, a Fund would purchase ETF shares to obtain exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Fund. When used in this fashion, ETF shares may enjoy several advantages over futures and other investment alternatives. For example, depending on market conditions, the holding period, and other factors, ETF shares can be less costly. In addition, ETF shares generally can be purchased for smaller sums than corresponding contracts and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. Most ETFs are investment companies. Therefore, the Funds’ purchases of ETF shares are subject to the non-fundamental investment restrictions regarding investments in other investment companies.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

FINANCIAL FUTURES CONTRACTS

The Large Cap, Small Cap, and International Equity Index Funds and, indirectly, the Stock and Bond Balanced Fund may purchase and sell stock index futures contracts and options on such futures contracts as described in the Prospectus.

Stock index futures contracts bind purchasers and sellers to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the S&P 500 Index, the New York Stock Exchange Composite Index, the Russell 2000 Stock Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts. Each Fund may purchase and sell stock index futures contracts on its benchmark index or similar index.

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund are usually liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of the exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its futures commission merchant (“FCM”), or with its custodian in a segregated account in the name of the FCM an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margin for futures contracts does not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer’s initial margin on a futures contract represents a good faith deposit securing the customer’s contractual obligations under the futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the futures contract is terminated. In addition, subsequent payments to and from the FCM, called “variation margin,” are made on a daily basis as the price of the underlying security or stock index fluctuates reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as “marking to market.”

OPTIONS ON STOCK INDEX FUTURES CONTRACTS

The Large Cap, Small Cap, and International Equity Index Funds and, indirectly, the Stock and Bond Balanced Fund may also purchase call and put options and write covered call and put options on stock index futures contracts of the type which the particular Fund is authorized to enter into. Put and call options on futures contracts will be covered in the same manner as covered options on securities and securities indices. The Funds may invest in such options for the purpose of closing out a futures position that has become illiquid.

Options on futures contracts are traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission. A call option on a futures contract gives the purchaser the right, in return for the premium paid (but not the obligation), to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid (but not the obligation), to sell a futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.

Unlike entering into a futures contract itself, purchasing options on futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond forgoing the purchase price (or “premium”) paid for the options. Whether, in order to achieve a particular objective, the Fund enters into a stock index futures contract, on the one hand, or an option contract on a stock index futures contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such futures and options contracts. Each Fund will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

CERTAIN ADDITIONAL RISKS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

In addition to the risks described in the Prospectus, the use of stock index futures contracts and options on such futures contracts may entail the following risks. First, although such instruments when used by a Fund are intended to correlate with the Fund’s portfolio securities, in many cases the futures contracts or options on futures contracts used may be based on stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Fund. Second, due to supply and demand imbalances and other market factors, the price movements of stock index futures contracts and options thereon may not necessarily correspond exactly to the price movements of the stock indices on which such instruments are based. Accordingly, there is a risk that a Fund’s transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund.

To some extent, these risks can be minimized by careful management of these strategies. For example, where price movements in a futures contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of futures contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a futures contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in the value of a Fund’s securities is particularly relevant to futures contracts. A Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract’s settlement price. In addition, because stock index futures contracts require delivery at a future date of an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying index can, therefore, result in a much greater increase or decrease in the cost to the Fund. Although the Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when they seek to “close out” (i.e., terminate) a particular stock index futures contract position. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a futures position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to the Funds’ assets posted as margin in connection with these transactions as permitted under the 1940 Act. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker’s insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Fund could effect such recovery.

The success of any Fund in using these techniques depends, among other things, on BGFA’s ability to predict the direction and volatility of price movements in the futures markets as well as the securities markets and on its ability to select the proper type, time, and duration of futures contracts. There can be no assurance that these techniques will produce their intended results. In any event, BGFA will use stock index futures contracts and options thereon only when it believes the overall effect is to reduce, rather than increase, the risks to which the Fund is exposed. These transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

SHORT SALES

The Large Cap, Small Cap, and International Equity Index Funds and, indirectly, the Stock and Bond Balanced Fund may enter into short sale transactions to dispose of non-index securities received as a result of corporate actions such as mergers or spinoffs. In connection with short sales, the Funds will adhere to their investment restrictions on borrowing.

REPURCHASE AGREEMENTS

Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers that either SFIM or the applicable Fund sub-adviser believes present minimum credit risks. SFIM or the applicable Fund sub-adviser will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, their prior dealings with the institution, any rating of the institution’s senior long-term debt by independent rating agencies, and other relevant factors. SFIM or the applicable Fund sub-adviser may cause a Fund to participate in pooled repurchase agreement transactions with other funds advised by them.

A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral. No Fund intends to invest more than 15% of its total assets in repurchase agreements.

PRIVATELY ISSUED SECURITIES

A Fund may invest in privately issued securities, including those that may be resold only in accordance with Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued or Rule 144A Securities that are determined by SFIM or the applicable Fund sub-adviser to be “illiquid” are subject to the Trust’s policy of not investing more than 15% (10% in the case of the Money Market Fund) of its net assets in illiquid securities. SFIM or the applicable Fund sub-adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

CASH AND CASH EQUIVALENTS

Each of the Funds may invest in cash and cash equivalents. These securities include (1) commercial paper (short-term notes issued by corporations or governmental bodies), (2) commercial bank obligations (e.g., certificates of deposit (interest-bearing time deposits) and bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), (3) savings association and bank obligations (e.g., certificates of deposit issued by savings banks or savings associations), (4) U.S. Government Securities that mature, or may be redeemed, in one year or less, (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less, (6) money market mutual funds and (7) short-term investment funds maintained by the Fund’s custodian.

INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

The Funds are subject to certain fundamental restrictions on their investments. These restrictions may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Funds affected by the change.

1.

DIVERSIFICATION. No Fund will make any investment inconsistent with the Fund’s classification as a diversified company under the Act. This restriction does not apply to any Fund classified as a non-diversified company under the Act.(1)

(1)	The Funds also intend to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code. See “Taxes—General Tax Information.”

2a.	INDUSTRY CONCENTRATION—BOND FUND. The Bond Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

2b.	INDUSTRY CONCENTRATION—MONEY MARKET FUND. The Money Market Fund will not invest more than 25% of its assets (taken at market value at the time of each investment) other than U.S. Government securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks, and repurchase agreements and securities loans collateralized by U.S. Government securities or such bank obligations, in the securities of issuers primarily engaged in the same industry.

2c.	INDUSTRY CONCENTRATION—EQUITY INDEX FUNDS. The Large Cap, Small Cap, and International Equity Index Funds will concentrate their investments in an industry or industries if, and to the extent that, their benchmark indices concentrate in such industry or industries, except where the concentration of the relevant index is the result of a single stock.

2d.	INDUSTRY CONCENTRATION—EQUITY FUNDS. The Large Cap Equity Fund, Small/Mid Cap Equity Fund and International Equity Fund will not invest more than 25% of their total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

3.	INTERESTS IN REAL ESTATE. No Fund will purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.

4.	UNDERWRITING. No Fund will underwrite securities of other issuers except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

5.

BORROWING. No Fund will borrow money, except that: (a) a Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; (b) a Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing, for temporary purposes; and (c) a Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

6.	LENDING. No Fund will lend any security or make any other loan, except through: (a) the purchase of debt obligations in accordance with the Fund’s investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law.

7.	COMMODITIES. No Fund will purchase or sell commodities or commodity contracts, except that a Fund may invest in currency and financial instruments and contracts that are commodities or commodities contracts.

8.	SENIOR SECURITIES. No Fund will issue senior securities to the extent such issuance would violate applicable law.

9.	INVESTMENTS—STOCK AND BOND BALANCED FUND. The Stock and Bond Balanced Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies (as defined in the 1940 Act), U.S. Government securities, or short-term paper.

For the purposes of the restrictions relating to industry concentration, state and municipal governments and their agencies, authorities, and instrumentalities are not deemed to be industries; utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone each will be considered a separate industry); personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

NON-FUNDAMENTAL RESTRICTIONS

The Trust has also adopted the following additional investment restrictions applicable (except as noted) to all Funds. These are not fundamental and may be changed by the Board of Trustees without shareholder approval.

1.	FINANCIAL FUTURES CONTRACTS. No Fund may enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

2.	MARGIN PURCHASES. No Fund may purchase any securities on margin except in connection with investments of certain Funds in futures contracts or options on futures contracts.

3.	PLEDGING ASSETS. No Fund may mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Fund except: (a) as may be necessary in connection with borrowings mentioned in fundamental restriction number 5 above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund’s total assets, taken at market value at the time thereof, or (b) in connection with investments of certain Funds in futures contracts or options on futures contracts.

4a.	ILLIQUID SECURITIES AND REPURCHASE AGREEMENTS. No Fund may purchase securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in any combination of:

(i)	repurchase agreements not entitling the holder to payment of principal and interest within seven days, and

(ii)	securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

4b.	ILLIQUID SECURITIES AND REPURCHASE AGREEMENTS—MONEY MARKET FUND. In addition to the non-fundamental restrictions in 4a above, the Money Market Fund will not invest in illiquid securities, including certain repurchase agreements or time deposits maturing in more than seven days, if, as a result thereof, more than 10% of the value of its net assets would be invested in assets that are either illiquid or are not readily marketable.

5.	INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each Fund may invest in other investment companies in accordance with the restrictions imposed by the Investment Company Act of 1940 and the rules thereunder.

6.	INVESTMENT COMPANY NAMES. Each of the Large Cap Equity Index Fund, International Equity Index Fund, Small Cap Equity Index Fund, Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Bond Fund and Money Market Fund will invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of borrowings for investment purposes, in the particular type of investment that is suggested by the Fund’s name, and each will notify its shareholders at least 60 days prior to any change in such policy.

State insurance laws and regulations may impose additional limitations on borrowing, lending, and the use of futures contracts, options on futures contracts and other derivative instruments. In addition, such laws and regulations may require a Fund’s investments in foreign securities to meet additional diversification and other requirements.

7.	Any Fund of the Trust whose shares are acquired by another Fund of the Trust in accordance with Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered open-end investment company or a registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

With respect to non-fundamental restriction #5 above, the Investment Company Act of 1940 and the rules thereunder provide that one investment company (the “acquiring fund”) may invest in shares of another investment company (the “acquired fund”) to the extent that:

•	The acquiring fund does not acquire more than 3% of the acquired fund’s outstanding voting securities,

•	The acquiring fund does not acquire securities issued by the acquired fund having an aggregate value greater than 5% of the value of the total assets of the acquiring fund, and

•

The acquiring fund cannot acquire securities issued by the acquired fund if that acquisition would result in the acquiring fund owning securities of the acquired fund and all other investment companies having an aggregate value greater than 10% of the value of the total assets of the acquiring fund.

The normally applicable 3%, 5% and 10% limitations do not apply to a fund, such as the Stock and Bond Balanced Fund, which is structured as a fund-of-funds. A fund-of-funds invests exclusively in U.S. Government securities, short-term paper and securities issued by other investment companies that are part of the same group of investment companies. Furthermore, Rule 12d1-1 under the Investment Company Act of 1940 allows an investment company in certain circumstances to invest in another investment company that is a money market fund without regard to the normally applicable 3%, 5% and 10% limitations. To rely on Rule 12d1-1, the acquiring fund may pay no sales charge or service fee in connection with the purchase, sale or redemption of securities issued by the money market fund, unless the acquiring fund’s investment adviser waives an equivalent amount of its fees.

INDUSTRY CONCENTRATIONS

As a result of the equity index Funds’ policy on concentration, each equity index Fund will maintain at least 25% of the value of its total assets in securities of issuers in each industry for which its benchmark index has a concentration of more than 25% (except where the concentration of the index is the result of a single stock). No equity index Fund will concentrate its investments otherwise. If the benchmark index for an equity index Fund has a concentration of more than 25% because of a single stock (i.e., if one stock in the benchmark index accounts for more than 25% of the index and it is the only stock in the index in its industry), the equity index Fund will invest less than 25% of its total assets in such stock and will reallocate the excess to stocks in other industries. Changes in an equity index Fund’s concentration (if any) and non-concentration would be made “passively”—that is, any such changes would be made solely as a result of changes in the concentrations of the benchmark index’s constituents. Since the concentration of each equity index Fund is based on that of its benchmark index, changes in the market values of the equity index Fund’s portfolio securities will not necessarily trigger changes in the portfolio of such equity index Fund.

SELECTION OF INVESTMENTS FOR THE EQUITY INDEX FUNDS

The manner in which stocks are chosen for each of the equity index Funds differs from the way securities are chosen in most other mutual funds. Unlike other mutual funds where the portfolio securities are chosen by an investment adviser based upon the adviser’s research and evaluations, stocks are selected for inclusion in an equity index Fund’s portfolio in order to have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the benchmark index taken in its entirety. As briefly discussed in the prospectus, the Large Cap Equity Index Fund generally holds every stock in the S&P 500 Index. However, each of the Small Cap and International Equity Index Funds generally does not hold all of the issues that comprise its benchmark index, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, the Small Cap Equity Index Fund attempts to hold a representative sample of the securities in its benchmark index, which are selected by BGFA utilizing quantitative analytical models in a technique known as “portfolio sampling.” Under this technique, each stock is considered for inclusion in the Fund based on its contribution to certain capitalization, industry and fundamental investment characteristics. The International Equity Index Fund holds securities selected by BGFA utilizing a quantitative model known as minimum variance optimization. Under this technique, stocks are selected for inclusion if the fundamental investment characteristics of the security reduce the portfolio’s predicted tracking error against the benchmark index. BGFA seeks to construct the portfolio of each of the Small Cap and International Equity Index Funds so that, in the aggregate, its capitalization, industry and fundamental investment characteristics perform like those of its benchmark index.

Over time, the portfolio composition of each equity index Fund may be altered (or “rebalanced”) to reflect changes in the characteristics of its benchmark index or, for the Small Cap Equity Index Fund and the International Equity Index Fund, with a view to bringing the performance and characteristics of the equity index Fund more in line with that of its benchmark index. Such rebalancings will require the equity index Fund to incur transaction costs and other expenses. Each of the Small Cap and International Equity Index Funds reserves the right to invest in all of the securities in the benchmark index.

TRACKING ERROR

SFIM and BGFA use the “expected tracking error” of an equity index Fund as a way to measure each Fund’s performance relative to the performance of its benchmark index. An expected tracking error of 5% means that there is a 68% probability that the net asset value of the equity index Fund will be between 95% and 105% of the subject index level after one year, without rebalancing the portfolio composition. A tracking error of 0% would indicate perfect tracking, which would be achieved when the net asset value of the equity index Fund increases or decreases in exact proportion to changes in its benchmark index. Factors such as expenses of the Fund, taxes, the need to comply with the diversification and other requirements of the Code and other requirements may adversely impact the tracking of the performance of an equity index Fund to that of its benchmark index. In the event that tracking error exceeds 5%, the Board of Trustees of the Trust will consider what action might be appropriate to reduce the tracking error.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

To ensure that disclosure about Fund portfolio holdings is in the best interests of Fund shareholders, the Board of Trustees has adopted policies and procedures with respect to the disclosure of portfolio holdings. The Board of Trustees periodically reviews these policies and procedures to ensure that they adequately protect shareholders and that any disclosure of portfolio holdings information is in the best interests of shareholders. The Board is updated as needed regarding the Trust’s compliance with these policies and procedures, including information relating to any potential conflicts between the interests of the Trust’s shareholders and the interests of SFIM, State Farm VP Management Corp. (“Management Corp.”) and their affiliates. Except as provided in that policy, no listing of the portfolio holdings or discussion of one or more portfolio holdings of any series of the Trust shall be provided to any person, including any shareholder of the Trust.

A complete list of the portfolio holdings of each Fund as of the close of each calendar quarter will be made publicly available on the 60th day of the following calendar quarter, or the next business day if the 60th day is not a business day. In addition, the policy allows the release of nonpublic portfolio holdings information to selected parties if (i) based on a determination by the president, the treasurer, the chief compliance officer, a senior vice president or a vice president of the Trust, disclosure of portfolio holdings information in the manner and at the time proposed is consistent with a legitimate business purpose of the Trust, and (ii) the recipient agrees in writing that it is subject to a duty of confidentiality with respect to that information.

The Trust makes information about each Fund’s portfolio securities available in certain situations described below sooner than when such information is publicly available in filings with the Securities and Exchange Commission. The disclosure of portfolio holdings is made to Bell, Boyd & Lloyd LLP, Ernst & Young LLP and RR Donnelley on a quarterly basis.

Identity of Person to whom information is disclosed	Purpose of Disclosure	Compensation or other consideration received by the Trust, SFIM or other party
Bell, Boyd & Lloyd LLP, legal counsel to the Trust and its independent trustees	To enable Bell, Boyd & Lloyd LLP to provide legal advice to the Trust	None

Ernst & Young LLP, the Trust’s Independent Registered Public Accountant	To enable Ernst & Young LLP to provide auditing services to the Trust	None

RR Donnelley, the Trust’s financial printer	Prepare Forms N-Q and N-CSR for filing with SEC and prepare the Trust’s annual and semi-annual reports for distribution to shareholders	None

The Trust has a written confidentiality agreement with RR Donnelley, but the Trust does not have written confidentiality agreements with Ernst & Young LLP or Bell, Boyd & Lloyd LLP. While the Trust does not have separate confidentiality agreements with these two service providers, and, accordingly, it is possible that the Trust’s portfolio information could be selectively disclosed, the Board of Trustees believes that such disclosure is unlikely given industry non-disclosure standards and the Trust’s past experience with these entities. In addition, public knowledge of a service provider’s failure to maintain the confidentiality of portfolio holdings information likely could cause severe reputational damage to these firms, thereby making release of such information very unlikely. The Trust also expects that these service providers will not trade in securities based on the information or use the information except as necessary in providing services to the Trust.

No person or entity shall accept any compensation or consideration of any kind (including any agreement to maintain assets in any Fund or enter into or maintain any other relationship with SFIM or Management Corp.) in connection with the release of information relating to a Fund’s portfolio holdings.

Exceptions to the policy are reported to the Board of Trustees by the chief compliance officer or general counsel no later than at the next regularly scheduled meeting of the Board of Trustees.

RELATIONSHIP WITH THE INDEX PROVIDERS

STANDARD & POOR’S

The Large Cap Equity Index Fund seeks to match the performance of the Standard & Poor’s Composite Index of 500 Stocks (“S&P 500”). “Standard & Poor’s,” “S&P,” “S&P 500” and “Standard and Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Trust. The Fund is not sponsored, endorsed sold or promoted by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (“S&P”).

S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the Fund. S&P has no obligation to take the needs of the Trust or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

RUSSELL 2000

The Small Cap Equity Index Fund seeks to match the performance of the Russell 2000 Small Stock Index (the “Russell 2000”). The Russell 2000 tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000 Index, representing about 10% in the aggregate of the capitalization of the Russell 3000 Index. The Russell 2000 and the Russell 3000 are trademarks/service marks, and “Russell” is a trademark, of the Frank Russell Company. The Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with the Frank Russell Company. The Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Russell 2000.

Frank Russell Company’s publication of the Russell 2000 in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL 2000 OR ANY DATA INCLUDED IN THE RUSSELL 2000. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL 2000 OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL 2000. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL 2000 OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

EAFE FREE INDEX

The International Equity Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (“EAFE® Free”). EAFE Free is the exclusive property of

Morgan Stanley Capital International (“MSCI”). Morgan Stanley Capital International is a service mark of MSCI and has been licensed for use by the Trust. The Fund is not sponsored, endorsed, sold or promoted by MSCI. MSCI makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the shares of the Fund particularly or the ability of EAFE® Free Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE Free which is determined, composed and calculated by Morgan Stanley without regard to the Fund. Morgan Stanley has no obligation to take the needs of the Fund or the owners of the Fund into consideration in determining, composing or calculating the EAFE Free. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Morgan Stanley has no obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE EAFE FREE OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, THE TRUST’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE EAFE FREE OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE EAFE FREE OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

The Trust has a Board of Trustees, the members of which are elected by the shareholders. The Trustees are responsible for the overall management of the Trust and their duties include reviewing the results of each of the Funds, monitoring investment activities and techniques, and receiving and acting upon future plans for the Trust.

The Trust is not required to hold annual meetings of shareholders and does not intend to do so. Delaware law permits shareholders to remove Trustees under certain circumstances and requires the Trust to assist in shareholder communications.

There are two standing committees of the Board of Trustees—the Executive Committee and the Committee of Independent Trustees. The members of the Executive Committee are Edward B. Rust, Jr., Michael L. Tipsord and James A. Shirk (since 3/14/2003). The Executive Committee acts on behalf of the entire Board of Trustees during intervals between meetings of the Board of Trustees. Actions of the Executive Committee must be consistent with the Trust’s Declaration of Trust. During calendar year 2007, the Executive Committee did not meet.

The Committee of Independent Trustees includes as its members each Trustee of the Trust who is not an “interested person” of the Trust (as such term is defined in the 1940 Act) (an “Independent Trustee”). The Committee of Independent Trustees operates pursuant to a separate charter and is responsible for overseeing the Trust’s accounting and financial reporting practices, reviewing the results of the annual audits of the Trust’s financial statements and interacting with the Trust’s independent registered public accountants on behalf of the full

Board of Trustees. Moreover, the Committee of Independent Trustees is responsible for overseeing the effective functioning of the Board of Trustees, nominating candidates for election as Independent Trustees, reviewing the investment advisory agreements of the Trust, and making recommendations to the full Board of Trustees regarding entering into or the continuation of such agreements. During calendar year 2007, the Committee of Independent Trustees held five meetings.

The Committee of Independent Trustees will consider nominees recommended by shareholders. A shareholder who wants to nominate a person as an Independent Trustee candidate needs to submit the recommendation in writing to the Board indicating, among other things, the number of Trust shares owned by the shareholder and the date those shares were acquired, a full listing of the proposed candidate’s education, experience, and current employment, and a written and signed consent of the candidate to be named as a nominee. It is possible that the interests of the Stock and Bond Balanced Fund could diverge from the interests of one or more of the underlying Funds in which it invests. If such interests were ever to become divergent, it is possible that a conflict of interest could arise and affect how the Trustees and officers fulfill their fiduciary duties to each Fund. The Trustees believe they have structured each Fund to avoid these concerns. However, conceivably, a situation could occur where proper action for the Stock and Bond Balanced Fund could be adverse to the interests of an underlying Fund, or the reverse could occur. If such a possibility arises, the affected Funds’ investment adviser(s) and the Trustees and officers of the Trust will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Moreover, close and continuous monitoring will be exercised to avoid, insofar as possible, these concerns.

TRUSTEES AND OFFICERS

The Trustees and officers of the Trust, their ages at December 31, 2007, and their principal occupations for the last five years and their affiliations, if any, with SFIM and State Farm VP Management Corp., the Trust’s principal underwriter, are listed below. The information is provided first for the Independent Trustees, and next for Trustees who are interested persons of the Trust and for officers.

I. Information about Non-Interested (Independent) Trustees of the Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 54	Trustee	Began service in 1997 and serves until successor is elected or appointed.	DEAN and PROFESSOR OF LAW—University of St. Thomas School of Law (since 6/2002); TRUSTEE—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

James A. Shirk One State Farm Plaza Bloomington, Illinois 61710 Age 63	Trustee	Began service in 1997 and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT (since 6/1981)—Beer Nuts, Inc. (manufacturer of snack foods); TRUSTEE—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 51	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR (since 2003)—Texas Christian University; PRESIDENT (1999-2003)—Illinois State University; TRUSTEE—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 55	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CONSULTANT/PRESIDENT (since 2/2007)—Manage Learning LLC (consults with organizations on learning strategy, governance, measurement, and evaluation); RETIRED (1/2007-2/2007); PRESIDENT (2000-1/2007)—Caterpillar University; CHIEF ECONOMIST AND MANAGER of the Business Intelligence Group (1994-1/2007)—Caterpillar, Inc. (manufacturer of heavy equipment and earth-moving machinery); TRUSTEE—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

Donald A. Altorfer One State Farm Plaza Bloomington, Illinois 61710 Age 64	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHAIRMAN (since 1/1998)—Altorfer, Inc. (dealer in heavy machinery and equipment); TRUSTEE—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 56	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED (since 12/2003); PARTNER—Ernst & Young LLP (public accounting firm) (6/2002-12/2003); TRUSTEE—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	Trustee— MainStay Funds (72 portfolios)

Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 51	Trustee	Began service effective 12/1/2006, and serves until successor is elected or appointed.	PRIVATE INVESTOR; CHIEF EXECUTIVE OFFICER and CHAIRMAN (until 2005)—Harris Alternatives, L.L.C. (investment adviser to funds of hedge funds); MANAGING DIRECTOR, INTERNATIONAL AND ALTERNATIVE INVESTING GROUP (2001-2003)— Harris Associates, L.P. (registered investment adviser); EXECUTIVE VICE PRESIDENT (until 2003)—Harris Associates Investment Trust—The Oakmark Family of Funds (mutual funds); and TRUSTEE—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	Trustee— Baron Funds (6 portfolios)

II. Information about Interested Trustees/Officers of State Farm Variable Product Trust
Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Edward B. Rust, Jr.* One State Farm Plaza Bloomington,Illinois 61710 Age 57	Trustee and President	Began service in 1997 and serves until successor is elected or appointed.	CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, and DIRECTOR—State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR—State Farm VP Management Corp., State Farm Investment Management Corp.; PRESIDENT and TRUSTEE—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	DIRECTOR—McGraw-Hill Corporation (publishing Company); DIRECTOR— Caterpillar, Inc.; DIRECTOR— Helmerich & Payne, Inc. (energy exploration and production Company)

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 48	Trustee, Senior Vice President and Treasurer	Began service in 2002 and serves until successor is elected or appointed.	VICE CHAIRMAN (since 1/2005), CHIEF FINANCIAL OFFICER (since 9/2002); TREASURER (since 7/2001), SENIOR VICE PRESIDENT (9/2002-1/2005)—State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER (since 12/2002)—State Farm Investment Management Corp.;—State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER (since 12/2002) TREASURER (9/2001-12/2002)—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

*Messrs. Rust and Tipsord are “interested” Trustees as defined by the Investment Company Act of 1940 because each is (i) an Officer of State Farm Variable Product Trust (the “Trust”), (ii) a Director of State Farm Investment Management Corp., the Trust’s investment adviser, (iii) a Director of State Farm VP Management Corp., the Trust’s distributor, (iv) an Officer of State Farm Investment Management Corp., and (v) an Officer of State Farm VP Management Corp.

III. Information about Officers of the Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years
Susan D. Waring One State Farm Plaza Bloomington, Illinois 61710 Age 58	Vice President	Began service in 2000 and serves until removed.	EXECUTIVE VICE PRESIDENT (since 2004), SENIOR VICE PRESIDENT (2001-2004) and CHIEF ADMINISTRATIVE OFFICER (since 2001)—State Farm Life Insurance Company; SENIOR VICE PRESIDENT and DIRECTOR (since 2001)—State Farm VP Management Corp.; VICE PRESIDENT—State Farm Investment Management Corp., State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
Donald E. Heltner One State Farm Plaza Bloomington, Illinois 61710 Age 60	Vice President	Began service in 1998 and serves until removed.	VICE PRESIDENT—FIXED INCOME—State Farm Mutual Automobile Insurance Company; VICE PRESIDENT—State Farm Investment Management Corp., State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.

John S. Concklin One State Farm Plaza Bloomington, Illinois 61710 Age 61	Vice President	Began service in 1997 and serves until removed.	VICE PRESIDENT—COMMON STOCKS—State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 3/2002)—State Farm Investment Management Corp.; VICE PRESIDENT—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.

Phillip G. Hawkins ThreeState Farm Plaza South Bloomington, Illinois 61791 Age 47	Vice President	Began service in 2003 and serves until removed.	VICE PRESIDENT—SECURITIES PRODUCTS (since 8/2003), EXECUTIVE ASSISTANT (11/2002-8/2003),—State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 9/2003)—State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years
Richard Paul ThreeState Farm Plaza South Bloomington, Illinois 61791 Age 48	Vice President and Secretary	Began service in 2005 and serves until removed.	ASSISTANT VICE PRESIDENT—SECURITIES PRODUCTS (since 8/2005), AGENCY FIELD EXECUTIVE (5/2004-8/2005), AGENCY FIELD CONSULTANT (12/1999-5/2004)—State Farm Mutual Automobile Insurance Company; VICE PRESIDENT—FINANCIAL AND SECRETARY (since 9/2005)—State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY (since 9/2005)—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.

David R. Grizzle ThreeState Farm Plaza Bloomington, Illinois 61791 Age 48	Chief Compliance Officer and Assistant Secretary- Treasurer	Began service as Assistant Secretary-Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER (since 5/2006)—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust; DIRECTOR—SECURITIES PRODUCTS (since 12/2000)—State Farm Mutual Automobile Insurance Company; ASSISTANT SECRETARY—TREASURER (since 3/2001)—State Farm Mutual Fund Trust; State Farm Associates’ Funds Trust; CHIEF COMPLIANCE OFFICER (since 9/2004) and ASSISTANT SECRETARY TREASURER (since 3/2001)—State Farm Investment Management Corp.; ASSISTANT SECRETARY—TREASURER (since 3/2001)—State Farm VP Management Corp.

Trustees and officers who are interested persons of the Trust do not receive any compensation from the Trust for their services to the Trust.

The Independent Trustees receive, (i) a monthly retainer equal to $3,333, (ii) a fee of $5,000 for each regular board meeting attended, (iii) a fee of $1,250 for each special board meeting or committee meeting attended, unless the special board meeting or committee meeting is held by telephone or by other electronic means, in which case the fee is $500, and (iv) a committee chairperson receives an additional annual fee of $10,000. These fees are paid to the Trustees on behalf of the Trust and on behalf of nineteen other mutual funds advised by SFIM. Each fund managed by SFIM shares in the fees for the Independent Trustees pro-rata based upon the relative net assets of each fund as of the end of the most recently completed calendar quarter. In addition, Independent Trustees will be reimbursed for any out-of-pocket expenses incurred in connection with the affairs of the Trust.

Trustees and officers of the Trust do not receive any benefits from the Trust upon retirement nor does the Trust accrue any expenses for pension or retirement benefits.

NAME	AGGREGATE COMPENSATION FROM THE TRUST(1)	TOTAL COMPENSATION FROM THE TRUST AND OTHER STATE FARM FUNDS(1)(2)
Edward B. Rust, Jr.(3)	$0	$0
Michael L. Tipsord(3)	$0	$0
Thomas M. Mengler(4)	$8,162	$58,026
James A. Shirk(4)	$8,162	$58,026
Donald A. Altorfer(4)	$8,162	$58,026
Victor J. Boschini(4)	$8,162	$58,026
David L. Vance(4)	$9,828	$63,026
Alan R. Latshaw(4)	$8,162	$58,026
Anita Nagler(4)	$8,162	$58,026

(1)	For the fiscal year ended December 31, 2007.

(2)	The other “State Farm Funds” are State Farm Mutual Fund Trust and State Farm Associates’ Funds Trust.

(3)	Non-compensated interested trustee.

(4)	Independent Trustee.

The following table reflects dollar ranges of each Trustee’s indirect ownership of equity securities of each Fund, and dollar ranges of each Trustee’s ownership of equity securities in all investment companies in the State Farm family of mutual funds. This data is as of December 31, 2007.

Name of Trustee	Dollar Range of Equity Securities in Large Cap Equity Index Fund		Dollar Range of Equity Securities in Small Cap Equity Index Fund	Dollar Range of Equity Securities in International Equity Index Fund
Thomas M. Mengler*		None	None	None
James A. Shirk*		None	None	None
Victor J. Boschini*		None	None	None
David L. Vance*		None	None	None
Donald A. Altorfer*		None	None	None
Edward B. Rust, Jr.**	Over $	100,000	None	None
Michael L. Tipsord**		None	None	None
Alan R. Latshaw*		None	None	None
Anita Nagler*		None	None	None

*	Independent Trustee
**	Interested Trustee

Name of Trustee	Dollar Range of Equity Securities in Bond Fund	Dollar Range of Equity Securities in Stock and Bond Balanced Fund	Dollar Range of Equity Securities Money Market Fund
Thomas M. Mengler	None	None	None
James A. Shirk	None	None	None
Victor J. Boschini	None	None	None
David L. Vance	None	None	None
Donald A. Altorfer	None	None	None
Edward B. Rust, Jr.	None	None	None
Michael L. Tipsord	None	None	None
Alan R. Latshaw	None	None	None
Anita Nagler	None	None	None

Name of Trustee	Dollar Range of Equity Securities in the Large Cap Equity Fund	Dollar Range of Equity Securities in the Small/Mid Cap Equity Fund	Dollar Range of Equity Securities in the International Equity Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Thomas M. Mengler	None	None	None	$10,001-$50,000
James A. Shirk	None	None	None	Over $100,000
Victor J. Boschini	None	None	None	$10,001-$50,000
David L. Vance	None	None	None	Over $100,000
Donald A. Altorfer	None	None	None	$10,001-$50,000
Edward B. Rust, Jr.	None	None	None	Over $100,000
Michael L. Tipsord	None	None	None	Over $100,000
Alan R. Latshaw	None	None	None	$10,001-$50,000
Anita Nagler	None	None	None	None

ADDITIONAL INFORMATION REGARDING INDEPENDENT TRUSTEES OF THE TRUST

As of December 31, 2007, State Farm Mutual Automobile Insurance Company (“SFMAIC” or “Auto Company”) owned all of the common stock issued by SFIM. SFIM owns all of the common stock issued by Management Corp., the Trust’s underwriter. SFMAIC is a mutual insurance company domiciled in Illinois and owned by its policyholders. Neither the Independent Trustees of the Trust nor their immediate family members own securities representing an ownership interest in SFIM, in Management Corp. or in SFMAIC.

During the period January 1, 2006 to December 31, 2007 (“Calendar Years 2006 and 2007”), Mr. James A. Shirk, Independent Trustee of the Trust and Mr. Donald A. Altorfer, Independent Trustee of the Trust, had an indirect relationship with SFMAIC in an amount that exceeded $120,000. Their indirect relationships with SFMAIC during that time period can also be characterized as an indirect interest in any transaction or series of similar transactions with SFMAIC, the value of which exceeded $120,000.

Mr. Shirk’s indirect relationship or interest with SFMAIC was as follows: During Calendar Years 2006 and 2007, Mr. Shirk was the managing partner and owned 60% of Sunrise Company, LLC. Moreover, during that same time period, Mr. Shirk was the managing director and owned 52% of Beer Nuts, Inc. Sunrise Company, LLC and Beer Nuts, Inc. leased warehouse space to SFMAIC during Calendar Years 2006 and 2007. SFMAIC paid Sunrise Company, LLC rent in the amount of $90,399.96 in 2006 and $$92,049.96 in 2007, while SFMAIC paid Beer Nuts, Inc. rent in the amount of $86,916.62 in 2006 and $$90,600. in 2007.

Mr. Altorfer’s indirect relationship or interest with Auto Company was as follows: During calendar years 2006 and 2007, Mr. Altorfer was the Chairman of Altorfer, Inc. Auto Company paid Altorfer, Inc. approximately $65,000 in 2006 and $71,500 in 2007 for generator maintenance and repair services.

Except for the disclosure concerning Mr. James A. Shirk and Mr. Donald A. Altorfer in the preceding paragraphs, during Calendar Years 2006 and 2007, neither the Independent Trustees of the Trust nor their immediate family members had any direct or indirect:

•	interest in SFIM, Management Corp., SFMAIC, or in other affiliates of SFMAIC, the value of which interest exceeded $120,000;

•

interest in any transaction or series of similar transactions with the Trust, SFIM, Management Corp., SFMAIC, affiliates of SFMAIC, or with an officer of any such company, the value of which transaction or series of transactions exceeded $120,000, or

•	relationship(s) with the Trust, SFIM, Management Corp., SFMAIC, affiliates of SFMAIC, or with an officer of any such company, in an amount that exceeded $120,000.

INVESTMENT ADVISORY AGREEMENTS

BETWEEN THE TRUST AND SFIM

The Trust has an Investment Advisory and Management Services Agreement and a Transfer Agent Agreement with SFIM. The Trust also has entered into a Distribution Agreement with Management Corp., an affiliate of SFIM. The Investment Advisory and Management Services Agreement and the Distribution Agreement may be continued beyond their current terms only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Trust and, in either case, by vote of a majority of the Trustees who are not interested persons of any party to such agreement, except in their capacity as Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory and Management Services Agreement and the Distribution Agreement may be terminated upon 60 days’ written notice by any of the parties to the agreement, or by a majority vote of the outstanding shares, and will terminate automatically upon its assignment by any party. There is a Service Agreement among the Trust, SFIM and SFMAIC, and a Service Agreement among the Trust, Management Corp., and SFMAIC.

Since its inception in 1967, SFIM’s principal business has been to act as investment adviser, transfer agent and dividend disbursing agent for the mutual funds in the State Farm family of mutual funds.

SFIM (under the supervision of the Board of Trustees) continuously furnishes an investment program for the Funds, other than the Large Cap, Small Cap, and International Equity Index Funds and Large Cap, Small Cap and International Equity Funds. SFIM also is responsible for the actual management of the investments of those Funds and has responsibility for making decisions governing whether to buy, sell or hold any particular security. In carrying out its obligations to manage the investment and reinvestment of the assets of these Funds, SFIM performs research and obtains and evaluates pertinent economic, statistical and financial data relevant to the investment policies of these Funds.

The Trust pays SFIM compensation in the form of an investment advisory fee. The fee is based upon average daily net assets and is accrued daily and paid to SFIM monthly at the following annual rates for each of the Funds:

Large Cap Equity Index	0.26% of net assets
Small Cap Equity Index	0.40% of net assets
International Equity Index	0.55% of net assets
Bond	0.50% of net assets
Money Market	0.40% of net assets
Stock and Bond Balanced	None
Large Cap Equity	0.60% of net assets
Small/Mid Cap Equity	0.80% of net assets
International Equity	0.80% of net assets

SFIM has agreed not to be paid an investment advisory fee for performing its services for the Stock and Bond Balanced Fund and has agreed to reimburse the Stock and Bond Balanced Fund for any expenses incurred other than acquired fund fees and expenses. (This expense limitation arrangement is voluntary and may be eliminated by SFIM at any time.) However, SFIM will receive investment advisory fees from managing the underlying Funds in which the Stock and Bond Balanced Fund invests.

With respect to each of the Funds other than the Stock and Bond Balanced Fund, International Equity Index Fund, and International Equity Fund, SFIM has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed 0.10% of such Fund’s average daily net assets. With respect to the International Equity Index Fund and International Equity Fund, SFIM has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed 0.20% of the Fund’s average daily net assets. SFIM also has agreed to reimburse all of the custody fees incurred by the Large Cap Equity Index Fund and the Small Cap Equity Index Fund. These expense limitation arrangements are voluntary and may be eliminated by SFIM at any time.

For the calendar years 2005, 2006 and 2007 the Funds paid the following advisory fees to SFIM:

FUND	GROSS FEE PAID			EXPENSE REIMBURSEMENT			NET FEE
	2007	2006	2005	2007	2006	2005	2007	2006	2005
Money Market Fund	$196,221	$183,464	$200,615	$22,782	$19,541	$19,053	$173,439	$163,923	$181,562
Bond Fund	$917,910	$864,637	$866,475	$587	$0	$0	$917,323	$864,637	$866,475
Large Cap Equity Index Fund	$1,614,564	$1,434,988	$1,306,035	$6,032	$0	$0	$1,608,532	$1,434,988	$1,306,035
Small Cap Equity Index Fund	$1,176,171	$1,099,739	$1,004,568	$2,580	$0	$0	$1,173,591	$1,099,739	$1,004,568
International Equity Index Fund	$2,147,723	$1,799,691	$1,458,390	$0	$0	$0	$2,147,723	$1,799,691	$1,458,390
Stock and Bond Balanced Fund	$0	$0	$0	$66,000	$56,780	$66,548	$(66,000)	$(56,780)	$(66,548)
Large Cap Equity Fund(1)	$247,480	$186,780	$66,579	$0	$3,113	$16,231	$247,480	$183,667	$50,348
Small/Mid Cap Equity Fund(1)	$297,490	$216,390	$84,466	$27,282	$14,061	$21,527	$270,208	$202,329	$62,939
International Equity Fund(1)	$352,831	$270,928	$95,020	$100,929	$73,784	$41,685	$251,902	$197,144	$53,335

(1)	The Large Cap Equity Fund, Small/Mid Cap Equity Fund and the International Equity Fund began investment operations on July 20, 2005.

As described below, SFIM has engaged BGFA as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap, Small Cap, and International Equity Index Funds.

SFIM is responsible for payment of all expenses it may incur in performing the services described. These expenses include costs incurred in providing investment advisory services, compensating and furnishing office space for officers and employees of SFIM connected with investment and economic research, trading and investment management of the Trust and the payment of any fees to interested Trustees of the Trust. SFIM provides all executive, administrative, clerical and other personnel necessary to operate the Trust and pays the salaries and other employment related costs of employing those persons. SFIM furnishes the Trust with office space, facilities and equipment and pays the day-to-day expenses related to the operation and maintenance of such office space facilities and equipment.

Pursuant to the Service Agreement, SFMAIC provides SFIM with certain personnel, services and facilities to enable SFIM to perform its obligations to the Trust. SFIM reimburses SFMAIC for such costs, direct and indirect, as are fairly attributable to the services performed and the facilities provided by SFMAIC under the separate service agreement. Accordingly, the Trust makes no payment to SFMAIC under the Service Agreement.

The Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by SFIM as described in the preceding paragraphs. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Trust, charges of the custodian and transfer agent, if any, cost of auditing services, Independent Trustees’ fees, legal expenses, all taxes and fees, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Trust prospectuses to shareholders and contractholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders and contractholders, the cost of paying dividends, capital gains distribution, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Trust, or costs related to indemnification of Trustees, officers and employees of the Trust.

The Board of Trustees of the Trust determines the manner in which expenses are allocated among the Funds of the Trust. The Board allocates expenses associated with a specific Fund to that Fund. Those expenses which are paid for the benefit of all of the Funds are allocated pro-rata based upon each Fund’s net assets.

The Investment Advisory and Management Services Agreement also provides that SFIM shall not be liable to the Trust or to any shareholder or contract owner for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder in connection with matters to which such Agreements relate, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of SFIM in the performance of its duties thereunder.

BETWEEN SFIM AND BGFA

Pursuant to the separate sub-advisory agreement described below (the “Sub-advisory Agreement”), SFIM has engaged BGFA as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap, Small Cap, and International Equity Index Funds.

BGFA determines which securities to buy and sell for each of these Funds, selects the brokers and dealers to effect the transactions, and negotiates commissions. For its services, SFIM pays BGFA an investment sub-advisory fee equal to a percentage of the average daily net assets of each equity index Fund at the rates set forth below less certain credits also described below. The fee is accrued daily and paid to BGFA quarterly. The rates upon which the fee is based are as follows:

LARGE CAP EQUITY INDEX FUND	0.05% of average daily net assets
SMALL CAP EQUITY INDEX FUND	0.10% of average daily net assets
INTERNATIONAL EQUITY INDEX FUND	0.10% of average daily net assets

The Sub-advisory Agreement is not assignable and may be terminated without penalty upon 60 days written notice at the option of SFIM or BGFA, or by the Board of Trustees of the Trust or by a vote of a majority of the outstanding shares of the class of stock representing an interest in the appropriate Fund. The Sub-advisory Agreement provides that it shall continue in effect for two years and can thereafter be continued for each Fund from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the Trustees who are not parties to the Agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.

BGFA manages the investments of the Large Cap, Small Cap, and International Equity Index Funds, determining which securities or other investments to buy and sell for each, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, BGFA follows SFIM’s policy of seeking to obtain the most favorable price and efficient execution available.

BETWEEN SFIM AND CAPITAL GUARDIAN

Pursuant to the separate sub-advisory agreement described below, SFIM has engaged Capital Guardian as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Equity Fund and International Equity Fund. Capital Guardian manages the investments of the Large Cap Equity Fund and International Equity Fund, determining which securities or other investments to buy and sell for each, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, Capital Guardian follows SFIM’s policy of seeking to obtain the most favorable price and efficient execution available.

For its services, SFIM pays Capital Guardian an investment sub-advisory fee equal to a percentage of the average daily net assets of each of the Large Cap Equity Fund and International Equity Fund at the rates set forth below. The fee is accrued daily and paid to Capital Guardian quarterly. The rates upon which the fee is based are as follows:

LARGE CAP EQUITY FUND	On the first $25 million	— 0.55%
	$25 million to $50 million	— 0.40%
	Over $50 million	— 0.275%
INTERNATIONAL EQUITY FUND	On the first $25 million	— 0.75%
	$25 million to $50 million	— 0.60%
	$50 million to $250 million	— 0.425%
	Over $250 million	— 0.375%

The sub-advisory agreement is not assignable and may be terminated without penalty upon 60 days written notice at the option of SFIM or Capital Guardian, or by the Board of Trustees of the Trust or by a vote of a majority of the outstanding shares of the class of stock representing an interest in the appropriate Fund. The sub-advisory agreement provides that it shall continue in effect for two years and can thereafter be continued for each Fund from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the Trustees who are not parties to the agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.

BETWEEN SFIM AND BRIDGEWAY

Pursuant to the separate sub-advisory agreement, SFIM has engaged Bridgeway as the investment sub-adviser to provide day-to-day portfolio management for a segment of the Small/Mid Cap Equity Fund. Bridgeway manages its segment of the investments of the Small Cap/Mid Equity Fund, determining which securities or other investments to buy and sell, selecting the brokers and dealers to effect the transactions and negotiating commissions. In placing orders for securities transactions, Bridgeway follows SFIM’s policy of seeking to obtain the most favorable price and efficient execution available.

For its services, SFIM pays Bridgeway an investment sub-advisory fee equal to a percentage of the average daily net assets of its segment of the Small/Mid Cap Equity Fund at the rates set forth below. The fee is accrued daily and paid to Bridgeway quarterly. The rates upon which the fee is based are as follows:

On the first $100 million	0.60% of average daily net assets
$100 million to $250 million	0.55% of average daily net assets
Over $250 million	0.50% of average daily net assets

BETWEEN SFIM AND RAINIER

Pursuant to the separate sub-advisory agreement, SFIM has engaged Rainier as the investment sub-adviser to provide day-to-day portfolio management for a segment of the Small/Mid Cap Equity Fund. Rainier manages its segment of the investments of the Small Cap/Mid Equity Fund, determining which securities or other investments to buy and sell, selecting the brokers and dealers to effect the transactions and negotiating commissions. In placing orders for securities transactions, Rainier follows SFIM’s policy of seeking to obtain the most favorable price and efficient execution available.

For its services, SFIM pays Rainier an investment sub-advisory fee equal to a percentage of the average daily net assets of its segment of the Small/Mid Cap Equity Fund at the rates set forth below. The fee is accrued daily and paid to Rainier quarterly. The rates upon which the fee is based are as follows:

On the first $100 million	0.60% of average daily net assets
$100 million to $250 million	0.55% of average daily net assets
Over $250 million	0.50% of average daily net assets

PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED

The following provides information about the other investment accounts managed by the various portfolio managers of the Funds. This information is provided as of December 31, 2007.

Donald Heltner, a portfolio manager for the Stock and Bond Balanced Fund, the Bond Fund, and the Money Market Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Heltner include the following:

Other Registered Investment Companies: 8 accounts, $1.8 billion in assets

Other Pooled Investment Vehicles: 0 accounts

Other Accounts: 23 accounts, $108.4 billion in assets

Duncan Funk, a portfolio manager for the Stock and Bond Balanced Fund, the Bond Fund, and the Money Market Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Funk include the following:

Other Registered Investment Companies: 6 accounts, $1.3 billion in assets

Other Pooled Investment Vehicles: 0 accounts

Other Accounts: 21 accounts, $67.5 billion in assets

Diane Hsiung, a portfolio manager for the Small Cap Equity Index Fund, the International Equity Index Fund and Large Cap Equity Index Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Ms. Hsiung, include the following:

Other Registered Investment Companies: 137 accounts, $270.95 billion in assets

Other Pooled Investment Vehicles: 1 accounts, $33 million in assets

Other Accounts: 5 accounts, $1.049 billion in assets

Greg Savage, a portfolio manager for the Small Cap Equity Index Fund, the International Equity Index Fund and the Large Cap Equity Index Fund manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Savage include the following:

Other Registered Investment Companies: 137 accounts, $270.95 billion in assets

Other Pooled Investment Vehicles: 1 account, $33 million

Other Accounts: 6 accounts, $1.049 billion in assets

Large Cap Equity Fund

Capital Guardian Trust Company

The number of other accounts managed by each portfolio manager within each category below and the total assets in the accounts managed within each category below.

	Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3,4]
Portfolio Managers	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Miller, Karen A.	12	$5.29	12	$2.42	154	$48.23
Samuels, Theodore R.	12	$5.29	11	$4.28	334	$30.24
James, Todd S.	4	$1.41	3	$0.30	244	$7.79

1	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual, which will be a substantially lower amount.
2	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual, which will be a substantially lower amount.
3	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual, which will be a substantially lower amount.
4	Reflects other professionally managed accounts held at Capital Guardian or companies affiliated with Capital Guardian. Personal brokerage accounts of portfolio manager and their families are not reflected.

Large Cap Equity Fund

Capital Guardian Trust Company

The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3]
Portfolio Managers	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Miller, Karen A.	0	$—	0	$—	17	$11.16
Samuels, Theodore R.	0	$—	0	$—	3	$1.79
James, Todd S.	0	$—	0	$—	0	$—

1	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual, which will be a substantially lower amount.
2	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual, which will be a substantially lower amount.
3	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual, which will be a substantially lower amount.

Bridgeway as Sub-Adviser to the Small/Mid Cap Equity Fund

John Montgomery	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	11	$5.28 billion	8	$3.91 billion
Other Pooled Investment Vehicles	-0-	-0-	-0-	-0-
Other Accounts	36	$859 million	32	$789 million

Elena Khoziaeva	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	11	$5.28 billion	8	$3.91 billion
Other Pooled Investment Vehicles	-0-	-0-	-0-	-0-
Other Accounts	36	$859 million	32	$789 million

Michael Whipple	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	11	$5.28 billion	8	$3.91 billion
Other Pooled Investment Vehicles	-0-	-0-	-0-	-0-
Other Accounts	36	$859 million	32	$789 million

Rasool Shaik	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	11	$5.28 billion	8	$3.91 billion
Other Pooled Investment Vehicles	-0-	-0-	-0-	-0-
Other Accounts	36	$859 million	32	$789 million

Rainier as Sub-Adviser to the Small/Mid Cap Equity Fund

Daniel M. Brewer	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	6	$8.49 billion	-0-	-0-
Other Pooled Investment Vehicles	1	$61 million	-0-	-0-
Other Accounts	136	$7.98 billion	-0-	-0-

Mark W. Broughton	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	6	$8.49 billion	-0-	-0-
Other Pooled Investment Vehicles	1	$61 million	-0-	-0-
Other Accounts	136	$7.98 billion	-0-	-0-

Mark H. Dawson	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	6	$8.49 billion	-0-	-0-
Other Pooled Investment Vehicles	1	$61 million	-0-	-0-
Other Accounts	136	$7.98 billion	-0-	-0-

James R. Margard	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	6	$8.49 billion	-0-	-0-
Other Pooled Investment Vehicles	1	$61 million	-0-	-0-
Other Accounts	136	$7.98 billion	-0-	-0-

Peter M. Musser	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	6	$8.49 billion	-0-	-0-
Other Pooled Investment Vehicles	1	$61 million	-0-	-0-
Other Accounts	136	$7.98 billion	-0-	-0-

Andrea F. Durbin	Number of Other Accounts Managed	Total Assets in Accounts
Registered Investment Companies	7	$8.61 billion
Other Pooled Investment Vehicles	1	$61 million
Other Accounts	151	$8.47 billion

Stacie L. Cowell	Number of Other Accounts Managed	Total Assets in Accounts
Registered Investment Companies	6	$8.49 billion
Other Pooled Investment Vehicles	1	$61 million
Other Accounts	136	$7.98 billion

International Equity Fund

Capital Guardian Trust Company

The number of other accounts managed by each portfolio manager within each category below and the total assets in the accounts managed within each category below.

	Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3,4]
Portfolio Managers	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Fisher, David	24	$25.54	29	$37.41	263	$85.56
Gromadzki, Arthur	7	$3.17	8	$17.37	101	$32.34
Havas, Richard	12	$4.64	22	$26.60	170	$61.41
Kwak, Seung	7	$3.17	9	$17.53	155	$62.74
Kyle, Nancy	11	$4.49	16	$24.51	129	$44.02
Mant, John	7	$3.17	12	$20.26	156	$51.27
Sauvage, Lionel	11	$4.49	22	$32.85	254	$88.64
Sikorsky, Nilly	11	$4.49	22	$31.36	322	$106.64
Staehelin, Rudolf	11	$4.49	20	$31.16	233	$71.49

1	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual, which will be a substantially lower amount.
2	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual, which will be a substantially lower amount.
3	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual, which will be a substantially lower amount.
4	Reflects other professionally managed accounts held at Capital Guardian or companies affiliated with Capital Guardian. Personal brokerage accounts of portfolio manager and their families are not reflected.

The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3,4]
Portfolio Managers	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Fisher, David	1	$1.16	0	$—	8	$3.59
Gromadzki, Arthur	1	$1.16	0	$—	5	$2.36
Havas, Richard	1	$1.16	0	$—	7	$2.21
Kwak, Seung	1	$1.16	0	$—	16	$13.10
Kyle, Nancy	1	$1.16	0	$—	4	$1.64
Mant, John	1	$1.16	0	$—	6	$2.62
Sauvage, Lionel	1	$1.16	0	$—	19	$9.52
Sikorsky, Nilly	1	$1.16	0	$—	37	$20.90
Staehelin, Rudolf	1	$1.16	0	$—	17	$9.56

1	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual, which will be a substantially lower amount.
2	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual, which will be a substantially lower amount.
3	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual, which will be a substantially lower amount.
4	Reflects other professionally managed accounts held at Capital Guardian or companies affiliated with Capital Guardian. Personal brokerage accounts of portfolio manager and their families are not reflected.

SFIM PORTFOLIO MANAGERS’ COMPENSATION

Compensation paid to Messrs. Donald Heltner and Duncan Funk is based upon the overall job performance in managing the investment accounts for Auto Company and its affiliates, as well as the Funds. These portfolio managers’ compensation packages consist of a base salary, incentive compensation, and other benefits. The base salary is fixed and is competitive with industry standards. Portfolio managers may elect to defer a portion of their fixed salary. Incentive compensation is discretionary and is determined by Auto Company annually by reference to several objective factors as well as investment results.

Incentive compensation for fixed income portfolio managers is determined by a combination of the 1) individual manager’s portfolio management results and 2) portfolio management results of the other fixed income portfolio managers. Fixed income portfolio management incentive compensation is determined annually by reference to various objective factors and investment results.

The factors considered to determine incentive compensation for fixed income portfolio managers include purchase spread or purchase yield; long term returns; maintenance of credit quality and structure; and departmental oversight. These factors are evaluated using specific benchmarks, standards and formulas to determine incentive compensation. The benchmarks and standards used to determine incentive compensation vary according to the specific responsibilities of the portfolio manager.

The benchmarks and standards used to evaluate the objective factors as they relate to taxable fixed income securities include the Five-year Lehman Brothers Government/Credit Index Duration Adjusted; Five-year Lehman Brothers A Rated Credit Index Duration Adjusted; Five-year Lehman Brothers Aggregate Index; Five-year Lipper Short Intermediate Investment Grade Debt Funds; Four-year Lipper Intermediate Investment Grade Debt Funds; Five-year Lipper Short U.S. Treasury Funds; and broker supplied, Moody’s and Standard and Poor’s rating/maturity/yield matrix.

The formula used to determine the investment return performance involves a four or five-year moving average of returns, except for money market funds, which is one year. A longer time period is preferred to reward long-term performance rather than rewarding (or punishing) short-term fluctuation.

In addition to the compensation described above, fixed income portfolio managers may receive other benefits based primarily on their management level and/or total compensation, and not their performance as portfolio managers. These benefits include participation in a supplemental incentive plan; supplemental retirement plans; annual comprehensive health evaluations; and financial planning services.

The portfolio managers, if eligible, may receive supplemental incentive plan payments. These payments are discretionary in nature and are a function of the overall performance of Auto Company and its affiliates as an enterprise. The payments under the plan are a function of the 1) organizational performance of Auto Company and its affiliated entities for certain criteria over a rolling three-year period and 2) the number of units allocated to the individual for each of the three-year performance cycles. Under the plan, payments are determined by considering criteria such as retention of insurance business, financial stability, financial services growth, expense reduction, personnel development, and compliance. Supplemental incentive plan payments are calculated using an internal formula.

The portfolio managers may also be eligible for the supplemental retirement plans that are offered to highly compensated employees. One of the plans allows employees to defer a portion of compensation into a later year(s). The other plan provides retirement benefits in excess of the benefits that can be provided under Auto Company’s qualified retirement plan (due to limitations on the amount of compensation or the type of service that may be counted). Benefits for this plan are calculated using the qualified plan’s formula, average annual compensation, and years of service.

Eligibility for financial planning services and comprehensive health evaluations is based upon an individual’s management level. The benefits provided under these programs are uniform and apply equally to all eligible participants.

BGFA AND BGI PORTFOLIO MANAGERS’ COMPENSATION

Each of the portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day management seek to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or sampling the securities that compose those indexes based on objective criteria and data. Certain of the portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day management are composed of securities the identity and amount of which are selected by a computer model that is based on prescribed, objective criteria using independent third-party data to transform independently maintained indexes. The portfolio managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the portfolios and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts seeking such investment opportunity. As a consequence, from time to time each portfolio may receive a smaller allocation of an investment opportunity than they would have if the portfolio managers and BGFA and its affiliates did not manage other portfolios or accounts.

The other portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio’s or account’s gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the portfolios should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict of interest that may result in the portfolio managers’ favoring those portfolios or accounts with incentive-based fee arrangements.

As of January 31, 2008, each Portfolio Manager receives a salary and is eligible to receive an annual bonus. Each Portfolio Manager’s salary is a fixed amount generally determined annually based on a number of factors, including, but limited to, the Portfolio Manager’s title, scope of responsibilities, experience and knowledge. Each Portfolio Manager’s bonus is a discretionary amount determined annually based on the overall profitability of the various Barclays Global Investors companies worldwide, the performance of the Portfolio Manager’s business unit, and an assessment of the Portfolio Manager’s individual performance. The Portfolio Manager’s salary and annual bonus are paid in cash. BGFA also operates a mandatory bonus deferral plan for employees whose bonuses exceed certain thresholds which becomes payable three years after grant. One half of the mandatory deferral award is “notionally invested” in funds managed by BGI, and the other half is provisionally allocated to shares in Barclays PLC (the ultimate parent company of BGFA). Thus, the value of the final award may be increased or decreased over the three-year period. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a “select group of management or highly compensated employees” (within the meaning of ERISA section 401(a)) as so specified under the terms of BGI’s compensation deferral plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that plan.

Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI’s Compensation Enhancement Plan (“CEP”). Under CEP, these awards are determined annually, and generally vest after two years. At the option of the CEP administrators, the award may be “notionally invested” in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award is not notionally invested, the original award amount is paid once vested.

A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited (“BGI UK Holdings”), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options generally vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

CAPITAL GUARDIAN PORTFOLIO MANAGERS’ COMPENSATION

Capital Guardian uses a system of multiple portfolio managers in managing the fund’s assets. (In addition, Capital Guardian’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage). Portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four year period to relevant benchmarks over both the most recent year and a four-year rolling average with the greater weight placed on the four-year rolling average. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. Analysts are also separately compensated for the quality of their research efforts.

The benchmarks used to measure performance of the portfolio managers for the Large Cap Equity Fund include the Russell 1000 Value Index and a customized Growth and Income index based on the Lipper Growth and Income Index.

The benchmarks used to measure performance of the portfolio managers for the International Equity Fund include, as applicable, an adjusted MSCI EAFE Index, an adjusted MSCI Europe Index, a customized index based on the median results with respect to EAFE from Callan Associates, Evaluation Associates and Mellon, a customized index based on the median results with respect to Europe from Callan Associates, Evaluation Associates and Mellon, an adjusted MSCI Japan Index and a customized index based on the median results with respect to Japan from InterSEC, Mercer and WW.

Capital Guardian has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Capital Guardian believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

BRIDGEWAY PORTFOLIO MANAGERS’ COMPENSATION

The objective of Bridgeway’s compensation program is to provide pay and long-term compensation for its employees (who are all referred to as “partners”) that is competitive with the mutual fund/investment advisory market relative to Bridgeway’s size and geographical location. Bridgeway evaluates competitive market compensation by reviewing compensation survey results conducted by independent third parties involved in investment industry compensation.

The members of the Investment Management Team, including John Montgomery, Elena Khozliaeva, Michael Whipple and Rasool Shaik, participate in a compensation program that includes base salary, bonus and long-term incentives. Each member’s base salary is a function of industry salary rates and individual performance as measured against yearly goals. These goals typically include measures for integrity, communications (internal and external), team work, leadership and investment performance of their respective funds. The bonus portion of compensation also is a function of industry salary rates as well as the overall profitability of Bridgeway relative to peer companies. Bridgeway’s profitability is primarily affected by a) assets under management, b) management fees, for which some actively managed mutual funds have performance based fees relative to stock market benchmarks, c) operating costs of Bridgeway and d) tax rates.

Fund performance impacts overall compensation in two broad ways. First, generally assets under management increase with positive long-term performance. An increase in assets increases total management fees and likely increases Bridgeway’s profitability (although certain funds do not demonstrate economies of scale and other funds have management fees which reflect economies of scale to shareholders). Second, some portfolios managed by Bridgeway include performance-based management fees. Should the portfolio’s performance exceed the benchmark, Bridgeway may make more total management fees and increase its profitability. On the other hand, should the portfolio’s performance lag the benchmark, Bridgeway may experience a decrease in profitability.

Finally, all Bridgeway investment management team members participate in long-term incentive programs including a Simplified Employee Pension Individual Retirement Account (SEP IRA) and ownership programs in Bridgeway. With the exception of John Montgomery, investment team members (as well as all of Bridgeway’s partners) participate in an Employee Stock Ownership Program and Phantom Stock Program sponsored by Bridgeway. The value of this ownership is a function of Bridgeway’s profitability and growth. Bridgeway is an “S” Corporation with John Montgomery as the majority owner. Therefore, he does not participate in the ESOP, but the value of his ownership stake is impacted by Bridgeway’s profitability and growth.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Set forth below is a description of material conflicts of interest that may arise in connection with a portfolio manager who manages multiple funds and/or other accounts:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting varying periods of time and attention to the management of each fund and/or other account. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Bridgeway believes this problem may be significantly mitigated by its use of quantitative models, which drive stock picking decisions of its actively managed funds.

•

If a portfolio manager identifies an investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. Accordingly, Bridgeway has developed guidelines to address the priority order in allocating investment opportunities.

•

At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds or other accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or other accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or other accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

•

With respect to securities transactions for the funds, Bridgeway determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. Bridgeway may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account. Bridgeway seeks to mitigate this problem through a random rotation of order in the allocation of executed trades.

•

With respect to securities transactions for the funds, Bridgeway determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Bridgeway may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Bridgeway or its affiliates may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account.

•

The appearance of a conflict of interest may arise where Bridgeway has an incentive, such as a performance based management fee or other differing fee structure, which relates to the management of one fund or other account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

•

Bridgeway and the funds have adopted certain compliance policies and procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

RAINIER PORTFOLIO MANAGERS’ COMPENSATION

All of Rainier’s portfolio managers receive a fixed salary. Portfolio managers who are shareholders (principals) receive a dividend based on the number of Rainier shares owned. Portfolio managers benefit from Rainier’s revenues and profitability. However, no portfolio managers are compensated based directly on fee revenue earned by Rainier on particular accounts in a way that would create a material conflict of interest in favoring particular accounts over other accounts.

Subject to meeting its fiduciary responsibility to seek best execution for all client transactions, Rainier may obtain research and brokerage products or services that fall within the “safe harbor” established by Section 28(e) of the Securities Exchange Act of 1934. Rainier will allocate brokerage transactions to those brokers, dealers, and markets, and at such prices and such commission rates, as in the good faith and judgment of Rainier will be in the best interests of its clients.

Research and brokerage products or services provided by brokers may not always be utilized in connection with the Small/Mid Cap Equity Fund or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Some of these services would be considered part of a “soft dollar” arrangement. Because of the services provided, Rainier may pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if Rainier determines in good faith that the commission is reasonable in relation to the value of the brokerage research and services provided, viewed in terms of either the particular transaction or Rainier’s overall responsibilities with respect to the accounts over which it exercises investment discretion.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one portfolio or other client account, the Small/Mid Cap Equity Fund may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, Rainier aggregates orders of the portfolios it advises with orders from each of its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

Rainier has adopted policies and procedures it believes are reasonably designed to detect, prevent, or mitigate conflicts or potential conflicts of interest that may arise.

OWNERSHIP OF SECURITIES

The portfolio managers’ ownership of Fund securities is as follows:

Donald Heltner	None
Duncan Funk	$1-$10,000
Greg Savage	None
Diane Hsiung	None
Karen Miller	None
David Fisher	None
Arthur Gromadzki	None
Richard Havas	None
Seung Kwak	None
Nancy Kyle	None
John Mant	None
Lionel Sauvage	None
Nilly Sikorsky	None
Rudolf Stachelin	None
Theodore Samuels	None
Todd S. James	None
John Montgomery	None
Elena Khoziaeva	None
Michael Whipple	None
Daniel M. Brewer	None
Mark W. Broughton	None
Mark H. Dawson	None
James R. Margard	None
Peter M. Musser	None
Rasool Shaik	None

SECURITIES ACTIVITIES OF THE INVESTMENT ADVISERS

Securities held by the Trust may also be held by separate accounts or mutual funds for which SFIM, Bridgeway, Rainier, Capital Guardian or BGFA (collectively the “Investment Advisers”) acts as an adviser, some of which may be affiliated with them. Because of different investment objectives, cash flows or other factors, a particular security may be bought by an Investment Adviser for one or more of its clients, when one or more other clients are selling the same security. Pursuant to procedures adopted by the Board of Trustees, an Investment Adviser may cause a Fund to buy or sell a security from another Fund or another account. Any such transaction would be executed at a price determined in accordance with those procedures and without sales commissions. Transactions executed pursuant to such procedures are reviewed by the Board of Trustees quarterly.

If purchases or sales of securities for a Fund or other client of an Investment Adviser arise for consideration at or about the same time, transactions in such securities will be allocated as to amount and price, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of an Investment Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the opinion of the Trustees of the Trust, however, that the benefits available to the Trust outweigh any possible disadvantages that may arise from such concurrent transactions.

On occasions when an Investment Adviser deems the purchase or sale of a security to be in the best interests of the Trust as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by an Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

As described above, an Investment Adviser determines which securities to buy and sell for the Funds, selects brokers and dealers to effect the transactions, and negotiates commissions. Transactions in equity securities will usually be executed through brokers who will receive a commission paid by the Fund. Fixed income securities are generally traded with dealers acting as principals for their own accounts without a stated commission. The dealer’s margin is reflected in the price of the security. Money market obligations may be traded directly with the issuer. Underwritten offerings of stock may be purchased at a fixed price including an amount of compensation to the underwriter. During the calendar years ended 2005, 2006 and 2007 the Funds paid brokerage commissions of:

	2007	2006	2005
Money Market Fund	$0	$0	$0
Bond Fund	$0	$0	$0
Large Cap Equity Index Fund	$1,872.67	$2,112	$5,055
Small Cap Equity Index Fund	$2,175.94	$14,411	$14,961
International Equity Index Fund	$15,844.09	$7,153	$8,396
Stock and Bond Balanced Fund	$0	$0	$0
Large Cap Equity Fund(1)	$30,291.68	$22,752	$20,626
Small/Mid Cap Equity Fund(1)	$44,062.02	$77,109	$51,287
International Equity Fund(1)	$45,107.69	$22,504	$11,512

(1)	The Large Cap Equity Fund, Small/Mid Cap Equity Fund and the International Equity Fund began investment operations on July 20, 2005.

No Fund has paid any brokerage commissions to: (i) any broker that is an affiliated person of the Trust or an affiliated person of that person; or (ii) any broker an affiliated person of which is an affiliated person of the Trust or SFIM.

In placing orders for securities transactions, each Investment Adviser’s policy is to attempt to obtain the most favorable price and efficient execution available. These entities, subject to the review of the Trust’s Board of Trustees, may pay higher than the lowest possible commission in order to obtain better than average execution of transactions and/or valuable investment research information described below, if, in their opinion, improved execution and investment research information will benefit the performance of each of the Funds.

When selecting broker-dealers to execute portfolio transactions, SFIM considers factors including the rate of commission or size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to position, the reliability, financial condition and general execution and operational capabilities of the broker-dealer, and the research, statistical and economic data furnished by the broker-dealer to SFIM. In some cases, SFIM may use such information to advise other investment accounts that it advises. Brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by SFIM in providing investment advisory services to the Trust. However, all such directed brokerage will be subject to SFIM’s policy to attempt to obtain the most favorable price and efficient execution possible.

Capital Guardian strives to obtain best execution on its respective clients’ portfolio transactions, taking into account a variety of factors to produce the most favorable total price reasonably attainable under the circumstances. These factors include the size and type of transaction, the cost and quality of executions, and the broker-dealer’s ability to offer liquidity and anonymity. When, in the opinion of Capital Guardian, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have provided investment research, statistical, or other related services to Capital Guardian. This research may be used for other Capital Guardian clients in addition to the Large Cap Equity Fund and International Equity Fund. Capital Guardian does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

PORTFOLIO TURNOVER

Because of the Large Cap Equity Fund’s, Small/Mid Cap Equity Fund’s and International Equity Fund’s flexibility of investment and emphasis on growth of capital, these Funds may have greater portfolio turnover than that of mutual funds that have primary objectives of income, maintenance of a balanced investment position or replication of a securities market index. There are no fixed limitations regarding the portfolio turnover rate for either the Bond Fund or Money Market Fund, and securities initially satisfying the objectives and policies of one of these Funds may be disposed of when they are no longer deemed suitable. Consistent with each equity index Fund’s investment objective, the Large Cap, Small Cap, and International Equity Index Funds will attempt to minimize portfolio turnover. The Stock and Bond Balanced Fund’s portfolio turnover is expected to be low. The Stock and Bond Balanced Fund will purchase or sell securities to: (i) accommodate purchases and sales of its shares; (ii) change the percentages of its assets invested in each of the underlying Funds in response to market conditions; and (iii) maintain or modify the allocation of its assets among the underlying Funds within the percentage limits described in the Prospectus.

During calendar year 2006, the Small/Mid Cap Equity Fund experienced a significant increase in portfolio turnover as a result of the replacement of Capital Guardian as sub-adviser with Bridgeway and Rainier.

Since short term instruments are excluded from the calculation of a portfolio turnover rate, no meaningful portfolio turnover rate can be estimated or calculated for the Money Market Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of a Fund’s shares and by requirements, the satisfaction of which enable the Trust to receive certain favorable tax treatment.

DETERMINATION OF NET ASSET VALUE

The net asset value of each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange (currently at 4:00 p.m., Eastern Time), on each day when the New York Stock Exchange is open for business. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. Shares will not be priced on days when the NYSE is closed. The net asset value per share of a Fund is computed by dividing the difference between the value of the Fund’s assets and liabilities by the number of shares outstanding. Interest earned on portfolio securities and expenses, including fees payable to SFIM, are accrued daily.

Equity securities (including common stocks, preferred stocks, convertible securities and warrants) and call options written on all portfolio securities, listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued. In the absence of any exchange sales on that day and for unlisted equity securities, such securities are valued at the last sale price on the NASDAQ (National Association of Securities Dealers Automated Quotations) National Market. In the absence of any National Market sales on that day, equity securities are valued at the last reported bid price.

Debt securities traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued, or, lacking any sales, at the last reported bid price. Debt securities other than money market instruments traded in the over-the-counter market are valued at the last reported bid price or at yield equivalent as obtained from one or more dealers that make markets in the securities.

If the market quotations described above are not available, debt securities, other than short-term debt securities, may be valued at fair value as determined by one or more independent pricing services (each, a “Service”). The Service may use available market quotations and employ electronic data processing techniques and/or a matrix system to determine valuations. Each Service’s procedures are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

Debt instruments held with a remaining maturity of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the Trustees believe the amortized cost method of valuation does not fairly reflect the fair value of any security, fair value will be determined in good faith by or under the direction of the Board of Trustees of the Trust as in the case of securities having a maturity of more than 60 days.

Securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where they are primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotes are available, or the last reported bid price if there is no active trading in a particular security on a given day. Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents in order to determine their current value. Forward currency contracts are valued at the current cost of offsetting the contract. Because of the need to value foreign securities (other than American Depository Receipts) as of the close of trading on various exchanges and over-the-counter markets throughout the world, the calculation of the net asset value of Funds investing in foreign securities may not take place contemporaneously with the valuation of such foreign securities in such Funds. In addition, foreign securities held by the Large Cap Equity Fund, Large Cap Equity Index Fund, International Equity Fund, Small/Mid Cap Equity Fund and International Equity Index Fund may be traded actively in securities markets which are open for trading on days when those Funds do not calculate their net asset value. Accordingly, there may be occasions when the Large Cap Equity Fund, Large Cap Index Fund, Small/Mid Cap Equity Fund, International Equity Fund or International Equity Index Fund do not calculate their respective net asset value but when the value of such Funds’ portfolio securities are affected by such trading activity. The Funds monitor for significant events in foreign markets. A Fund may price a non-U.S. security it holds at a fair value determined according to procedures adopted by the board of the Trust if it appears that the value of the security has been materially affected by events occurring between the close of the primary market or exchange on which the security is traded and the time for computing net asset value.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. The effect of this will be that NAV will not be based on the last quoted price on the security, but on a price which the Board of Trustees or its delegate believes reflects the current and true price of the security.

Exchange listed options that are written or purchased by a Fund are valued on the primary exchange on which they are traded. Over-the-counter options written or purchased by a Fund are valued based upon prices provided by market-makers in such securities. Exchange-traded financial futures contracts are valued at their settlement price established each day by the board of trade or exchange on which they are traded.

All of the assets of the Money Market Fund are valued on the basis of amortized cost in an effort to maintain a constant net asset value of $1.00 per share. The Board of Trustees of the Trust has determined this to be in the best interests of the Money Market Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities.

The Board has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund’s investment objectives, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: selling portfolio securities prior to maturity; shortening the average maturity of the portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund’s net asset value might still decline.

TAXES

GENERAL TAX INFORMATION

The Trust intends that each of the Funds will continue to qualify as a regulated investment company under the Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). If each Fund continues to qualify as a regulated investment company and distributes substantially all of its net income and gains to its shareholders (which the Trust intends to do), then, under the provisions of Subchapter M, each Fund should have little or no income taxable to it under the Code.

Each Fund of the Trust must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund’s gross income must be derived from dividends, interest, certain payments with respect to securities loans and gains from the sale or disposition of stocks, certain securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities, or currencies (including, but not limited to, gains from options, futures or forward contracts) and net income derived from an interest in certain publicly traded partnerships; and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the fair market value of the Fund’s total assets must consist of cash and cash items, government securities, securities of other regulated investment companies and other securities, and no more that 5% of the value of the total assets of the Fund may consist of such other securities of any one issuer and the Fund must not hold more than 10% of the outstanding voting securities of any such issuer, and (b) the Fund must not invest more than 25% of the value of its total assets in (i) the securities of any one issuer (other than government securities or the securities of other regulated investment companies), (ii) the securities (other than securities of other regulated investment companies) of two or more issuers which the Fund controls, or (iii) the securities of one or more qualified publicly traded partnerships.

In addition, each Fund of the Trust generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and net short-term capital gain, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

If a Fund failed to qualify as a regulated investment company for federal income tax purposes or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed in the same manner as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code in the case of corporate shareholders.

In order to maintain the qualification of a Fund’s status as a regulated investment company, the Trust may, in its business judgment, restrict a Fund’s ability to invest in certain financial instruments. For the same reason, the Trust may, in its business judgment, require a Fund to maintain or dispose of an investment in certain types of financial instruments beyond the time when it might otherwise be advantageous to do so.

Each of the Funds also intends to comply with section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies’ separate accounts (such as the Accounts (as defined below)) that are used to fund benefits under variable life insurance and variable annuity contracts. These requirements are in addition to the requirements of subchapter M and of the Investment Company Act of 1940, and may affect the securities in which a Fund may invest. In order to comply with the current or future requirements of section 817(h) (or related provisions of the Code), the Trust may be required, for example, to alter the investment objectives of one or more of the Funds. No such change of investment objectives will take place without notice to the shareholders of an affected Fund, the approval of a majority of the outstanding voting shares, and the approval of the Securities and Exchange Commission, to the extent legally required.

FOREIGN INVESTMENTS

Funds investing in foreign securities or currencies (including the Money Market Fund, Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Large Cap Equity Index Fund, and International Equity Index Fund) may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding on dividends and interest, if any, is generally at rates between 10% and 35%. The investment yield of any Fund that invests in foreign securities or currencies will be reduced by these foreign taxes. Owners of variable universal life insurance and variable deferred annuity contracts investing in such Fund will bear the costs of any foreign tax, but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Funds investing in securities of passive foreign investment companies may be subject to U.S. federal income taxes and interest charges, and the investment yield of a Fund making such investments will be reduced by these taxes and interest charges. Owners of variable universal life insurance policies and variable deferred annuity contracts investing in such Funds will bear the cost of these taxes and interest charges.

ADDITIONAL TAX CONSIDERATIONS

If a Fund fails to qualify as a regulated investment company, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Fund’s current or accumulated earnings and profits. Owners of variable universal life insurance and deferred annuity contracts that have invested in such a Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a Fund failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable universal life insurance and deferred annuity contracts which have invested in the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Funds’ investment advisers, and it is intended that each Fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return achieved by a Fund, because, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Fund’s investment adviser might otherwise believe to be desirable.

In addition to the income tax requirements discussed above, the Funds are subject to a 4% excise tax on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. Generally, the required distribution is the sum of 98% of a Fund’s net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31. Each Fund, other than the Stock and Bond Balanced Fund, intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax. The Stock and Bond Balanced Fund is not subject to the 4% excise tax.

The discussion of “Taxes” in the Prospectus and the foregoing discussion of federal income tax consequences is a general and abbreviated summary based on tax laws and regulations in effect on the date of the Prospectus. Tax law is subject to change by legislative, administrative or judicial action. Each prospective investor should consult his or her own tax adviser as to the tax consequences of investments in the Funds. For information concerning the federal income tax consequences to the owners of variable universal life insurance and deferred annuity contracts, see the prospectuses for the contracts.

OFFERING AND PURCHASE OF SHARES

Management Corp. acts as the Trust’s underwriter in the distribution of the shares of each Fund.

Shares of the Funds are sold in a continuous offering and are authorized to be offered to certain registered separate accounts (the “Accounts”) of State Farm Life Insurance Company and State Farm Life and Accident Assurance Company (“State Farm”) to support certain variable deferred annuity contracts and variable universal life insurance contracts offered by State Farm (together, the “Contracts”). Net purchase payments under the Contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the Fund corresponding to that subaccount. The Accounts purchase and redeem shares of the Funds for their subaccounts at net asset value without sales or redemption charges.

For each day on which a Fund’s net asset value is calculated, the Accounts transmit to the Trust any orders to purchase or redeem shares of the Fund(s) based on the purchase payments, redemption (surrender) requests, and transfer requests from Contract owners, annuitants and beneficiaries that have been processed that day. In accordance with the federal securities laws, accounts purchase and redeem shares of each Fund at the Fund’s net asset value per share calculated as of that same day although such purchases and redemptions may be executed the next morning.

Please refer to the separate prospectuses for the Contracts and the Accounts for a more detailed description of the procedures whereby a Contract owner, annuitant or beneficiary may allocate his or her interest in the Account to a subaccount using the shares of one of the Funds as an underlying investment medium.

In the future, the Trust may offer shares of one or more of the Funds (including new funds that might be added to the Trust) to other registered or unregistered separate accounts of State Farm or its life insurance company affiliates to support variable annuity or variable life insurance contracts (other than the Contracts). Likewise, the Trust may also, in the future and subject to obtaining required regulatory approvals, offer shares of one or more of the Funds directly to qualified pension and retirement plans.

Because shares of the Funds are offered to Accounts supporting variable deferred annuity Contracts and Accounts supporting variable universal life insurance Contracts, a potential for certain conflicts may exist between the interests of owners of variable deferred annuity Contracts and owners of variable universal life insurance Contracts. Likewise, in the event that shares of any Fund are offered to qualified pension and retirement plans, a potential for certain conflicts may exist between the interests of variable deferred annuity contract owners, variable universal life insurance contract owners and plan participants. The Trust does not currently foresee any disadvantage to owners of either variable deferred annuity Contracts or variable universal life insurance Contracts arising from the fact that shares of any Fund might be held by such entities. The Trust’s Board of Trustees, however, will monitor the Funds in order to identify any material irreconcilable conflicts of interest which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts.

REDEMPTION OF SHARES

Shares are redeemed at the net asset value per share next determined after the receipt of proper notice of redemption. Payment for redeemed shares will generally occur within seven days of receipt of a proper notice of redemption. The Trust reserves the right to redeem shares in kind. The right to redeem shares or to receive payment with respect to any redemption may be suspended for any period during which trading on the New York Stock Exchange is restricted as determined by the Commission or when such Exchange is closed (other than customary weekend and holiday closings) for any period during which an emergency exists, as defined by the Commission, which makes disposal of a Fund’s securities or determination of the net asset value of a Fund not reasonably practicable, and for any other periods as the Commission may by order permit for the protection of shareholders of the Fund.

DIVIDENDS AND DISTRIBUTIONS

It is the Trust’s intention to distribute substantially all the net investment income, if any, of a Fund. Dividends from net investment income of a Fund will be paid at least annually and distributions from net realized capital gains will be paid at least annually; all dividends and distributions will be reinvested in additional full and fractional shares of that Fund. Shares will begin accruing dividends on the day following the date on which the shares are issued, the date of issuance customarily being the “settlement” date.

ADDITIONAL INFORMATION

SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

Pursuant to an underwriting agreement, Management Corp. serves as the principal underwriter for the Trust. For its services as principal underwriter, Management Corp. receives no compensation. As described more fully above, shares of each Fund are sold in a continuous offering and are authorized to be offered to the Accounts to support the Contracts.

CUSTODIANS

JPMorgan Chase Manhattan Bank, North American Insurance Securities Services, 3 Chase MetroTech Center, 5th Floor, Brooklyn, New York 11245 (“JPMorgan Chase”), acts as custodian of the assets of the Money Market Fund, Bond Fund, Large Cap Equity Fund, Small/Mid Cap Equity Fund, and Stock and Bond Balanced Fund. Under its custody agreement with the Trust, JPMorgan Chase maintains the portfolio securities acquired by the Money Market, Bond, Large Cap Equity, Small/Mid Cap Equity and Stock and Bond Balanced Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of these Funds, and performs such other ministerial duties as are included in the custody agreement, a copy of which is on file with the Commission. State Street Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116 (“State Street”), is the Trust’s custodian for the Large Cap Equity Index Fund, the Small Cap Equity Index Fund, the International Equity Index Fund and the International Equity Fund. Under its custody agreement with the Trust, State Street maintains the portfolio securities acquired by these Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of this Fund, and performs such other ministerial duties as are included in the custody agreement, a copy of which is on file with the Commission.

JPMorgan Chase and State Street (the “custodians”) may hold securities of the Funds in amounts sufficient to cover put and call options written on futures contracts in a segregated account by transferring (upon the Trust’s instructions) assets from a Fund’s general (regular) custody account. The custodians also will hold certain assets of certain of the Funds constituting margin deposits with respect to financial futures contracts at the disposal of FCMs through which such transactions are effected. SFIM performs fund accounting services, including the valuation of portfolio securities and the calculation of net asset value, for each of the Funds other than the International Equity Index and International Equity Funds. State Street performs fund accounting services for the International Equity Index and International Equity Funds.

CODE OF ETHICS

SFIM intends that: all of its activities function exclusively for the benefit of the owners or beneficiaries of the assets it manages; assets under management or knowledge as to current or prospective transactions in managed assets are not utilized for personal advantage or for the advantage of anyone other than the owners or beneficiaries of those assets; persons associated with SFIM, Management Corp., and the Trust avoid situations involving actual or potential conflicts of interest with the owners or beneficiaries of managed assets; and situations appearing to involve actual or potential conflicts of interest or impairment of objectivity are avoided whenever doing so does not run counter to the interests of the owners or beneficiaries of the managed assets.

The Board of Trustees of the Trust has adopted a Code of Ethics which imposes certain prohibitions, restrictions, preclearance requirements and reporting rules on the personal securities transactions of subscribers to the Code, who include the Trust’s officers and Trustees and the employees of SFIM and Management Corp. BGFA, Capital Guardian Bridgeway and Rainier have adopted similar Codes of Ethics relating to their employees, and the Board of Trustees of the Trust has adopted each sub-adviser’s Code of Ethics insofar as it relates to their employees’ activities in connection with the Trust. The Board of Trustees believes that the provisions of its and its sub-advisers’ Codes of Ethics are reasonably designed to prevent subscribers from engaging in conduct that violates these principles. Subscribers to the Trust’s and its sub-advisers’ Codes of Ethics may invest in securities, including securities that may be purchased or held by a Fund.

PROXY VOTING POLICIES

The Trust has adopted SFIM’s Proxy Voting Policies and Procedures as the Proxy Voting Policies and Procedures for the Trust in accordance with applicable rules under the 1940 Act.

SFIM adopted and implemented its proxy voting policies and procedures to reasonably ensure that proxies are voted in the best interests of its clients, including the Funds, in accordance with SFIM’s fiduciary duties and in accordance with applicable rules under the Investment Advisers Act of 1940. SFIM’s proxy voting policies and procedures set forth its general voting philosophies, including its procedures for addressing any conflicts of interest that may arise.

With respect to the Stock and Bond Balanced Fund, SFIM votes proxies on behalf of the Trust with the intention of promoting the greatest long-term shareholder value consistent with governing laws and the investment policies of the Trust. Each proxy vote is cast by SFIM on a case-by-case basis. On most items SFIM votes with management. These generally include routine items related to the operation of the company and are not expected to have a significant economic impact on the company and/or its shareholders. SFIM also generally supports proposals that foster good corporate governance. On some items, SFIM generally votes against management, including certain proposals that limit shareholders’ rights. For non-routine proposals that are more likely to affect the structure and operation of the company and to have a greater impact on value of the investment, SFIM carefully reviews and analyzes the issue on a case-by-case basis.

SFIM is not aware of any conflicts of interest between SFIM and the Trust with respect to proxy voting. However, occasions may arise where a person involved in the proxy voting process may have a personal conflict of interest. Any individual who becomes aware of a conflict of interest between SFIM and the Trust or with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the portfolio manager and otherwise remove himself or herself from the proxy voting process. If the portfolio manager has a personal conflict, or if conflicts of interest exist between SFIM and the Trust, such as possible benefits to State Farm insurance companies depending on a proxy voting decision, SFIM would refer the voting decision to its Investment Council, consisting of SFIM’s chief executive officer, chief operating officer and chief financial officer. The Investment Council would then consider all relevant factors in determining how to vote in the best interests of the Trust or whether to retain an independent consultant to make the voting decision. The intention in all cases is to best represent the interests of the Trust.

SFIM has retained BGFA as sub-adviser to manage, under SFIM’s supervision and direction, the Large Cap, the Small Cap and the International Equity Index Funds and to vote the proxies of securities held by those Funds.

BGFA’s Proxy Voting Guidelines are incorporated in SFIM’s Proxy Voting Policies and Procedures. Pursuant to its Proxy Voting Guidelines, BGFA votes proxies solely in the best economic interests of its clients. BGFA’s Proxy Voting Guidelines set forth specific issues on which votes will be made on a case by case basis or which are generally approved or opposed. BGFA generally supports measures which encourage boards of directors to fulfill their primary responsibility to represent the economic interests of shareholders and views independent boards as a key protection for shareholder value. BGFA also generally supports proposals that promote auditor independence and foster good corporate governance.

BGFA’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any relationship from giving rise to a conflict of interest or influencing BGFA’s independent business judgment on how to vote on specific proxy issues. In certain instances, BGFA may engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest.

SFIM has retained Capital Guardian as sub-adviser to manage, under SFIM’s supervision and direction, the Large Cap Equity Fund and the International Equity Fund and to vote the proxies of securities held by those Funds.

Capital Guardian’s Proxy Voting Guidelines are incorporated in SFIM’s Proxy Voting Policies and Procedures. Pursuant to its Proxy Voting Guidelines, Capital Guardian votes proxies solely in the best economic interests of its clients and to maximize long-term shareholder value. Capital Guardian’s Proxy Voting Guidelines allow the investment professionals responsible for voting proxies to have the discretion to make the best decision given the individual facts and circumstances of each issue. Capital Guardian will generally oppose proposals where a conflict of interest may exist between management and client interests, such as those that may insulate management or diminish shareholder rights.

Capital Guardian’s Proxy Voting Guidelines include policies and procedures to prevent material relationships from giving rise to a conflict of interest or influencing Capital Guardian’s responsibility to vote proxies in the best interest of its clients. In certain instances, the Capital Guardian Special Review Committee reviews proxy decisions for improper influences on the decision-making process.

SFIM has retained Bridgeway as sub-adviser to manage, under SFIM’s supervision and direction, a portion of the Small/Mid Cap Equity Fund and to vote the proxies of securities held by that Fund and managed by Bridgeway.

Bridgeway’s Proxy Voting Guidelines are incorporated in SFIM’s Proxy Voting Policies and Procedures. Bridgeway’s Proxy Voting Guidelines are designed to provide reasonable assurance that proxies are voted in the clients’ best interest. Bridgeway has engaged Institutional Shareholder Services (“ISS”), a third party proxy voting agent, to research proxy proposals, provide vote recommendations and vote proxies on behalf of the firm. Bridgeway has, with limited exceptions relating to the election of directors, adopted the ISS Social Advisory Services SRI U.S. Proxy Voting Guidelines for all domestic U.S. proxy issues and the ISS Social Advisory Services SRI International Proxy Voting Guidelines for all non-domestic proxy issues. On matters of corporate governance, executive compensation, and corporate structure, ISS Social Advisory Services Guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance, consistent with responsibilities to society as a whole.

Bridgeway’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any relationship from giving rise to a conflict of interest or influencing Bridgeway’s responsibility to vote proxies in the best interests of its clients.

SFIM has retained Rainier as sub-adviser to manage, under SFIM’s supervision and direction, a portion of the Small/Mid Cap Equity Fund and to vote the proxies of securities held by that Fund and managed by Rainier.

Rainier’s Proxy Voting Guidelines are incorporated in SFIM’s Proxy Voting Policies and Procedures. Pursuant to its Proxy Voting Guidelines, Rainier votes proxies solely in the best economic interests of its clients and to maximize long-term shareholder value. Rainier’s Proxy Voting Guidelines provide that Rainier will ordinarily vote proxies in the manner recommended by an independent third party, Institutional Shareholder Services (“ISS”). ISS makes its recommendations based on its independent, objective analysis of the economic interests of shareholders. This process ensures that Rainier votes in the best interests of its advisory clients, and it insulates Rainier’s voting decisions from any potential conflicts of interest.

Rainier’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any relationship from giving rise to a conflict of interest or influencing Rainier’s responsibility to vote proxies in the best interests of its clients.

SFIM has reviewed and approved Capital Guardian’s Proxy Voting Guidelines and adopted those guidelines with respect to the Large Cap Equity Fund and International Equity Fund of the Trust.

SFIM has reviewed and approved BGFA’s Proxy Voting Guidelines and adopted those guidelines with respect to the Large Cap, the Small Cap and the International Equity Index Funds.

SFIM has reviewed and approved Bridgeway’s Proxy Voting Guidelines and adopted those guidelines with respect to the portion of the Small/Mid Cap Equity Fund managed by Bridgeway.

SFIM has reviewed and approved Rainier’s Proxy Voting Guidelines and adopted those guidelines with respect to the portion of the Small/Mid Cap Equity Fund managed by Rainier.

SFIM’s proxy voting policies and procedures are not exhaustive and do not include all potential voting issues. In special cases, SFIM may seek guidance from advisers on how a particular proxy proposal will impact the financial prospects of a company and vote accordingly.

SFIM’s proxy voting policies and procedures are available to shareholders upon request. Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-702-2307 and on the Securities and Exchange Commission’s website at “http://www.sec.gov”.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP acts as independent registered public accounting firm for the Trust. Its offices are at 233 South Wacker Drive, Chicago, Illinois 60606. Ernst & Young LLP performs an audit of the financial statements of the Trust annually and reviews the federal and state tax returns and performs other services as requested by the Committee of Independent Trustees of the Trust.

SHARES

The Trust was organized as a business trust pursuant to the laws of the State of Delaware on February 21, 1997. The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Trust, all without par value. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Trust’s Funds. There are currently nine series of shares.

Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

State Farm provided the initial capital for the Trust by purchasing $15,000,000, $30,000,000, $54,000,000, $10,000,000, and $10,000,000 of shares in the Large Cap Equity Index, Small Cap Equity Index, International Equity Index, Bond, and Money Market Funds, respectively. Such shares were acquired for investment and can only be disposed of by redemption.

As of April 1, 2008, State Farm owned the following percentages of the Funds’ outstanding shares:

FUND	%
Money Market Fund	0
Bond Fund	0
Large Cap Equity Index Fund	0
Small Cap Equity Index Fund	8.47
International Equity Index Fund	28.00
Stock and Bond Balanced Fund	0
Large Cap Equity Fund	68.60
Small/Mid Cap Equity Fund	76.21
International Equity Fund	81.92

All shares of the Funds other than those owned by State Farm are owned of record by the separate accounts underlying the Contracts. No person other than State Farm was known to own beneficially 5% or more of the outstanding shares of any Fund. Officers of the Trust as a group own less than 1% of any series of the Trust.

VOTING RIGHTS

Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by that share on all matters to which the holder of that share is entitled to vote. Only shares representing interests in a particular Fund will be entitled to vote on matters affecting only that Fund. The shares do not have cumulative voting rights. Accordingly, owners of variable deferred annuity or variable universal life insurance contracts having shares representing more than 50% of the assets of the Trust voting for the election of Trustees could elect all of the Trustees of the Trust if they choose to do so, and in such event, contract owners or plan participants having voting interests in the remaining shares would not be able to elect any Trustees.

Matters requiring separate shareholder voting by Fund shall have been effectively acted upon with respect to any Fund if a majority of the outstanding voting interests of that Fund vote for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting interests of any other Fund; or (2) the matter has not been approved by a majority of the outstanding voting interests of the Trust.

Whenever the Trust convenes a shareholder meeting, State Farm will ask owners of variable life insurance contracts and variable annuity contracts issued by State Farm (“Contractowners”) to provide voting instructions to State Farm regarding matters to be voted on at the meeting. All shares of the Trust owned by the Accounts will be voted by State Farm at the meeting in accordance with voting instructions received from Contractowners. State Farm will vote all such shares for, against, or abstaining in the same proportion as the voting instructions given by the Contractowners on the issues presented, a process referred to as “mirror” voting. With mirror voting, Contractowners who indirectly own less than 50% of a Fund’s shares and who provide voting instructions to State Farm can determine the outcome of a matter to be addressed at the shareholder meeting.

OTHER INFORMATION

This SAI and the Prospectus for the Trust do not contain all the information set forth in the registration statement and exhibits relating thereto (the “Registration Statement”), which the Trust has filed with the Commission, to which reference is hereby made.

AUDITED FINANCIAL STATEMENTS

The audited financial statements for the Trust for the fiscal year ended December 31, 2007, the notes thereto and the report of Ernst & Young LLP thereon are incorporated herein by reference from the Trust’s annual report to shareholders dated December 31, 2007.

APPENDIX A

Description Of Bond Ratings

A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Manager believes that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”).

Ratings By Moody’s

Aaa—Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes are not likely to impair the fundamentally strong position of such bonds.

Aa—Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C—Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. The designation “Con.” followed by a rating indicated bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

Municipal notes:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less established.

Commercial Paper:

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1            Highest Quality

Prime 2            Higher Quality

Prime-3            High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

S&P Ratings

AAA—Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA—Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB—B—CCC—CC—Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C—The rating C is reserved for income bonds on which no interest is being paid.

In order to provide more detailed indications of credit quality, S&P’s bond letter ratings described above (except for AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

Provisional Ratings. The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon the failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Municipal Notes:

SP-1.    Notes rated SP-1 have very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated SP-1+.

SP-2.    Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

–	Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

–	Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+.

STATE FARM VARIABLE PRODUCT TRUST

PART C OF THE REGISTRATION STATEMENT

ITEM 23.	EXHIBITS

(a)	Declaration of Trust(10)
(b)	Bylaws(1)
(c)	N/A
(d)(1)	Investment Advisory and Management Services Contract between Registrant and State Farm Investment Management Corp.(10)
(d)(2)	Amended and Restated Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp., and Barclays Global Fund Advisors
(d)(3)	Investment Sub-advisory Agreement among Registrant, State Farm Investment Management Corp., and Capital Guardian Trust Company(10)
(d)(4)	Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp. and Bridgeway Capital Management, Inc.(12)
(d)(5)	Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp. and Rainier Investment Management, Inc.(12)
(e)	Underwriting Agreement between Registrant and State Farm VP Management Corp.(4)
(f)	N/A
(g)(1)	Custodial Agreement between Registrant and JP Morgan Chase Bank, N.A.(10)
(g)(2)	Custodial Agreement between Registrant and Barclays Global Investors, N.A.(3)
(g)(3)	Custodial Agreement between Registrant and Investors Bank and Trust Company(10)
(g)(4)	Delegation Agreement between Investors Bank and Trust Company and Registrant(5)
(h)(1)	Participation Agreement between Registrant, State Farm VP Management Corp., and State Farm Life Insurance Company Separate Accounts(10)
(h)(2)	Participation Agreement between Registrant, State Farm VP Management Corp., and State Farm Life and Accident Assurance Company Separate Accounts(10)
(h)(3)	Service Agreement among Registrant, State Farm Investment Management Corp., and State Farm Mutual Automobile Insurance Company(2)
(h)(4)	Form of Transfer Agency and Service Agreement(7)
(h)(5)	Transfer Agency and Service Agreement between Registrant and State Farm Investment Management Corp.(10)
(i)	Consent of Greenberg Traurig, LLP
(j)	Consent of Ernst & Young LLP
(k)	N/A
(l)	N/A
(m)	N/A

(n)	None
(p)(1)	Code of Ethics of State Farm Associates’ Funds Trust, State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm VP Management Corp. and State Farm Mutual Fund Trust.(11)
(p)(2)	Code of Ethics of Barclays Global Investors, N.A. and its subsidiaries: Barclays Global Funds Advisors and Barclays Global Investors Services.(4)
(p)(4)	Code of Ethics of The Capital Group Companies Inc.(12)
(p)(5)	Code of Ethics of Bridgeway Capital Management, Inc.(12)
(p)(6)	Code of Ethics of Rainier Investment Management, Inc.(12)

(1)	Incorporated by reference to the initial Registration Statement on Form N-1A filed on behalf of the Registrant on February 27, 1997 (File Nos. 333-22467, 811-08073).
(2)	Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-1A filed on behalf of the Registrant on November 25, 1997 (File Nos. 333-22467, 811-08073).
(3)	Incorporated by reference to Post-Effective Amendment No. 2 on Form N-1A filed on behalf of Registrant on February 26, 1999 (File Nos. 333-22467, 811-08073)
(4)	Incorporated by reference to Post-Effective No. 4 on Form N-1A filed on behalf of Registrant on April 30, 2001 (File Nos. 333-22467, 811-08073)
(5)	Incorporated by reference to Post-Effective No. 5 on Form N-1A filed on behalf of Registrant on April 25, 2002 (File Nos. 333-22467, 811-08073)
(6)	Incorporated by reference to Post-Effective Amendment No. 6 on Form N-1A filed on behalf of Registrant on April 30, 2003 (File Nos. 333-22467, 811-08073)
(7)	Incorporated by reference to Post-Effective Amendment No. 7 on Form N-1A filed on behalf of Registrant on April 29, 2004 (File Nos. 333-22467, 811-08073)
(8)	Incorporated by reference to Post-Effective Amendment No. 8 on Form N-1A filed on behalf of Registrant on February 18, 2005 (File Nos. 333-22467, 811-08073)
(9)	Incorporated by reference to Post-Effective Amendment No.11 on Form N-1A filed on behalf of Registrant on May 13, 2005 (File Nos. 333-22467, 811-08073)
(10)	Incorporated by reference to Post-Effective Amendment No. 12 on Form N-1A filed on behalf of Registrant on July 22, 2005 (File Nos. 333-22467, 811-08073)
(11)	Incorporated by reference to Post-Effective Amendment No. 14 on Form N-1A filed on behalf of the Registrant on April 27, 2006 (File Nos. 333-22467, 811-08073)
(12)	Incorporated by reference to Post-Effective Amendment No. 16 on Form N-1A filed on behalf of Registrant on November 22, 2006 (File Nos. 333-22467, 811-08073)

ITEM 24.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The Registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item. The information in the Statement of Additional Information under the caption “Management of the Trust - Trustees and Officers” and “Additional Information - Shares” is incorporated herein by reference.

ITEM 25.	INDEMNIFICATION

As a Delaware statutory trust, Registrant’s operations are governed by its Declaration of Trust dated February 21, 1997 (the Declaration of Trust). Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the DSTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant’s Declaration of Trust expressly provides that it has been organized under the DSTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant’s shareholders could be subject to personal liability.

To protect Registrant’s shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant’s business and the nature of its assets, the risk of personal liability to a shareholder is remote.

The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The information in the statement of additional information under the caption “Management of the Trust” is incorporated herein by reference. Other than its status as investment adviser to other State Farm mutual funds, State Farm Investment Management Corp., has not at any time during the past two fiscal years engaged in any other business of a substantial nature. The directors and officers of State Farm Investment Management Corp. have engaged during the previous two fiscal years in other businesses, professions, vocations or employment or in the capacity of director, officer, employee, partner or trustee as described in the SAI and as described below:

Directors and Officers of State Farm Investment Management Corp.:

Edward B. Rust, Jr., Director and President*

Michael L. Tipsord, Director, Senior Vice President and Treasurer*

Mike Davidson, Director, Vice Chairman and Chief Agency Marketing Officer - State Farm Mutual Automobile Insurance Company.

Jim Rutrough, Director and Senior Vice President. Vice Chairman and Chief Administrative Officer - State Farm Mutual Automobile Insurance Company.

Susan D. Waring, Vice President and Director*

Donald E. Heltner, Vice President*

John S. Concklin, Vice President*

Phillip G. Hawkins, Vice President*

Dick Paul, Vice President - Financial and Secretary*

David Grizzle, Chief Compliance Officer and Assistant Secretary Treasurer*

*	See the information contained in the statement of additional information under the caption “Trustees and Officers,” incorporated herein by reference.

ITEM 27.	PRINCIPAL UNDERWRITER

State Farm VP Management Corp. serves as the principal underwriter to the Registrant. Other than the Registrant, State Farm VP Management Corp. serves as principal underwriter to State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust and to four separate accounts that offer variable insurance products issued by State Farm life insurance companies. The following table contains information concerning each director and officer of State Farm VP Management Corp. (unless otherwise indicated, the principal business address for each person shown is One State Farm Plaza, Bloomington, IL 61710-0001):

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Edward B. Rust Jr.	Director and President	Trustee and President

Michael L. Tipsord	Director, Senior Vice President and Treasurer	Trustee, Senior Vice President and Treasurer

Michael C. Davidson	Director and Senior Vice President	None

Susan D. Waring	Senior Vice President and Director	Vice President

Jim Rutrough	Senior Vice President and Director	None

Dick Paul	Vice President and Secretary	Vice President and Secretary

Phillip G. Hawkins	Vice President	Vice President

Michael Matlock	Vice President and Chief Compliance Officer	None

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchase	Brokerage Commissions	Other Compensation
State Farm VP Management Corp.	N/A	N/A	N/A	N/A

ITEM 28.	LOCATION OF ACCOUNTS AND RECORDS

(a)	Registrant

(b)	State Farm Investment Management Corp.

One State Farm Plaza

Bloomington, Illinois 61710-0001

(c)	Barclays Global Investors

45 Fremont Street

San Francisco, California 94105

(d)	Investors Bank and Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

(e)	Chase Manhattan Bank

North American Insurance Securities Services

3 Chase MetroTech Center, 5th Floor

Brooklyn, New York 11245

(f)	Capital Guardian Trust Company

333 South Hope Street

Los Angeles, California 90071

(g)	Bridgeway Capital Management, Inc.

5615 Kirby Drive, Suite 518

Houston, Texas 77005-2448

(h)	Rainier Investment Management, Inc.

601 Union Street, Suite 2801

Seattle, Washington 98101

ITEM 29.	MANAGEMENT SERVICES

All the management-related service contracts under which services are provided to the Registrant are discussed in Parts A and B of this Registration Statement.

ITEM 30.	UNDERTAKINGS

N/A

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, State Farm Variable Product Trust, certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the 1933 act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomington, and State of Illinois on the 29th day of April 2008.

STATE FARM VARIABLE PRODUCT TRUST

By:	/s/ Edward B. Rust, Jr.
Edward B. Rust, Jr.
President

Pursuant to the Securities Act of 1933, this post-effective amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
Edward B. Rust, Jr.	Trustee and President	April 29, 2008

*Michael L. Tipsord	Trustee, Senior Vice President and Treasurer	April 29, 2008

*Thomas M. Mengler	Trustee	April 29, 2008

*James A. Shirk	Trustee	April 29, 2008

*Donald A. Altorfer	Trustee	April 29, 2008

*Victor J. Boschini	Trustee	April 29, 2008

*David L. Vance	Trustee	April 29, 2008

**Alan R. Latshaw	Trustee	April 29, 2008

***Anita Nagler	Trustee	April 29, 2008

By:	/s/ David Moore
David Moore
Attorney-In-Fact
April 29, 2008

*	Original powers of attorney authorizing David Moore, among others, to execute this Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and are incorporated by reference from post-effective amendment number six on Form N-1A, No. 333-22467 filed April 30, 2003.
**	Original power of attorney authorizing David Moore, among others, to execute this Registration Statement, and Amendments thereto, has been executed and is incorporated by reference from post-effective amendment number 12 on Form N-1A, No. 333-22467 filed July 22, 2005.
***	Original power of attorney authorizing David Moore, among others, to execute this Registration Statement, and Amendments thereto, has been executed and is filed as an exhibit to this amendment to Variable Product Trust’s Registration Statement.

EXHIBIT INDEX

N-1A ITEM 23 EXHIBIT LETTER DESCRIPTION

(d	)(2)	Amended and Restated Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp., and Barclays Global Fund Advisors

(i	)	Consent of Greenburg Traurig, LLP

(j	)	Consent of Ernst & Young LLP